     As filed with the Securities and Exchange Commission on March 30, 1998
                                                  Registration No. 2-64358



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                         POST-EFFECTIVE AMENDMENT NO. 23
                                       on
                                    FORM N-1A


            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [x]



                                       and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [x]


                           -------------------------


                     MUNICIPAL FUND FOR TEMPORARY INVESTMENT
               (Exact Name of Registrant as Specified in Charter)



    Bellevue Park Corporate Center                       GARY M. GARDNER
   400 Bellevue Parkway, Suite 100               Bellevue Park Corporate Center
     Wilmington, Delaware 19809                  400 Bellevue Parkway, Suite 100
(Address of Principal Executive Offices)            Wilmington, Delaware 19809
     Registrant's Telephone Number:                      (Name and Address of
                  (302) 792-2555                           Agent for Service)




                                    Copy to:
                             W. BRUCE McCONNEL, III
                           Drinker Biddle & Reath LLP
                       Philadelphia National Bank Building
                              1345 Chestnut Street
                      Philadelphia, Pennsylvania 19107-3496


It is proposed that this filing will become effective (check appropriate box)


         [ ] immediately upon filing pursuant to paragraph (b)
         [x] on March 30, 1998 pursuant to paragraph (b)
         [ ] 60 days after filing pursuant to paragraph (a)(i)
         [ ] on (date) pursuant to paragraph (a)(i)
         [ ] 75 days after filing pursuant to paragraph (a)(ii)
         [ ] on (date) pursuant to paragraph (a)(ii) of rule 485.


If appropriate, check the following box:

         [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Beneficial Interest

                     MUNICIPAL FUND FOR TEMPORARY INVESTMENT
                                   (MuniFund)

                              Cross Reference Sheet

Form N-1A Item                                      Prospectus Caption
--------------                                      ------------------

1.    Cover Page.............................       Cover Page

2.    Synopsis...............................       Background and Expense
                                                    Information

3.    Condensed Financial
        Information..........................       Financial Highlights;
                                                    Yields
4.    General Description of
        Registrant...........................       Cover Page; Financial
                                                    Highlights; Investment
                                                    Objective and
                                                    Policies; Description
                                                    of Shares and
                                                    Miscellaneous

5.    Management of the Fund.................       Management of the
                                                    Fund; Dividends

6.    Capital Stock and Other
        Securities...........................       Cover Page; Financial
                                                    Highlights; Dividends;
                                                    Taxes; Description of
                                                    Shares and
                                                    Miscellaneous

7.    Purchase of Securities Being
        Offered..............................       Management of the
                                                    Fund; Purchase and
                                                    Redemption of Shares

8.    Redemption or Repurchase...............       Purchase and
                                                    Redemption of Shares

9.    Pending Legal Proceedings..............       Inapplicable

                                    MuniFund
                       An Investment Portfolio Offered by
                    MUNICIPAL FUND FOR TEMPORARY INVESTMENT


400 Bellevue Parkway                               For purchase and redemption orders only call:
Suite 100                                          800-441-7450 (in Delaware: 302-791-5350).
Wilmington, DE 19809                               For yield information call: 800-821-6006
                                                   (MuniFund shares code: 50; MuniFund Dollar
                                                   shares code: 59).
                                                   For other information call: 800-821-7432
                                                   or visit our web site at www.pif.com.



     Municipal Fund for Temporary Investment (the "Company") is a no-load, diversified, open-end investment company that currently offers shares in two separate investment portfolios. The two classes of shares described in this Prospectus represent interests in the MuniFund portfolio, a money market portfolio (the "Fund"). The Fund's investment objective is to provide institutions with as high a level of current interest income exempt from federal income taxes as is consistent with relative stability of principal. The Fund invests substantially all of its assets in short-term tax-exempt obligations issued by state and local governments.


     Fund shares may not be purchased by individuals directly but institutional investors may purchase shares for accounts maintained by individuals. In addition to MuniFund Shares, investors may purchase MuniFund Dollar Shares ("Dollar Shares"), which accrue daily dividends in the same manner as MuniFund Shares but bear all fees payable by the Fund to institutional investors for certain services they provide to the beneficial owners of such Shares. (See "Management of the Fund--Service Organizations.")
                            ------------------------

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED,
   ENDORSED, OR OTHERWISE SUPPORTED BY PNC BANK CORP. OR ITS AFFILIATES,
     OR THE U.S. GOVERNMENT, AND ARE NOT FEDERALLY INSURED BY THE
       FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE
         BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN THE FUND
            INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE
              LOSS OF PRINCIPAL. THERE CAN BE NO ASSURANCE THAT
                IT WILL BE ABLE TO MAINTAIN ITS NET ASSET VALUE
                              OF $1.00 PER SHARE.

                            ------------------------


     BlackRock Institutional Management Corporation ("BIMC"), formerly PNC Institutional Management Corporation ("PIMC"), serves as the Fund's investment adviser. PFPC Inc. ("PFPC") and Provident Distributors, Inc. ("PDI") serve as the Fund's administrators. PDI also serves as the Fund's distributor.



     This Prospectus briefly sets forth certain information about the Fund that investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. Additional information about the Fund, contained in a Statement of Additional Information currently dated March 30, 1998, has been filed with the Securities and Exchange Commission ("SEC") and is available to investors without charge by calling the Fund at 800-821-7432. The Prospectus and Statement of Additional Information are also available for reference, along with other related materials, on the SEC Internet Web Site (http://www.sec.gov). The Statement of Additional Information, as amended from time to time, is incorporated in its entirety by reference into this Prospectus.

                            ------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED, BY THE
   SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
     COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR
       ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY
         OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            ------------------------

                                 March 30, 1998

                       BACKGROUND AND EXPENSE INFORMATION

     Two classes of Shares are offered by this Prospectus: MuniFund Shares and Dollar Shares. Shares of each class represent equal, pro rata interests in the Fund and accrue daily dividends in the same manner except that the Dollar Shares bear fees payable by the Fund (at the rate of .25% per annum) to institutional investors for services they provide to the beneficial owners of such shares. (See "Management of the Fund--Service Organizations.")

                                EXPENSE SUMMARY


                                                                                    MUNIFUND
                                                                    MUNIFUND         DOLLAR
         ESTIMATED ANNUAL FUND OPERATING EXPENSES                    SHARES          SHARES
         ----------------------------------------                 ------------    ------------
(as a percentage of average net assets)
     Management Fees (net of waivers)......................               .10%            .10%
     Other Expenses........................................               .17%            .42%
          Administration Fees (net of waivers).............       .10%            .10%
          Shareholder Servicing Fees.......................       .00%            .25%
          Miscellaneous....................................       .07%            .07%
                                                                  ----    ----    ----    ----
     Total Fund Operating Expenses
       (net of waivers)....................................               .27%            .52%
                                                                          ====            ====


------------

                        EXAMPLE                           1 YEAR     3 YEARS    5 YEARS    10 YEARS
                        -------                           -------    -------    -------    --------
You would pay the following expenses on a $1,000
  investment, assuming: (1) a 5% annual return; and (2)
  redemption at the end of each time period with respect
  to the following shares:
     MuniFund shares:...................................    $3         $ 9        $15        $34
     Dollar Shares:.....................................    $5         $17        $29        $65

THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATE OF RETURN. ACTUAL EXPENSES AND RATE OF RETURN MAY BE GREATER OR LESSER THAN THOSE SHOWN.


     The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. In addition, institutional investors may charge fees for providing services in connection with their customers' investments in Dollar Shares. (For more complete descriptions of the various costs and expenses, see "Management of the Fund" in this Prospectus and the Statement of Additional Information and the financial statements and related notes.) Absent fee waivers and expense reimbursements for such period, the estimated "Total Fund Operating Expenses" for MuniFund Shares and Dollar Shares for the fiscal year ended November 30, 1997 would have been .41% and .66%, respectively, of the average daily net assets of the MuniFund portfolio. The investment adviser and administrators may from time to time waive the advisory and administration fees otherwise payable to them or may reimburse the Fund for its operating expenses. The Fund has received a No-Action Letter from the SEC in connection with receiving credits from its custodian, an affiliate of the Fund's investment adviser, for certain cash balances held by the custodian. If implemented, such credit may reduce custodian fees payable by the Fund but may not reduce the Fund's total operating expense ratio. The foregoing table has not been audited by the Fund's independent accountants.

                              FINANCIAL HIGHLIGHTS


     The following financial highlights for MuniFund Shares and Dollar Shares have been derived from the financial statements of the Fund for the fiscal year ended November 30, 1997, and for each of the nine preceding fiscal years. The financial highlights for the fiscal years set forth below have been audited by KPMG Peat Marwick LLP, independent accountants whose report on the financial statements and financial highlights (for the most recent five years) of the Fund is incorporated herein and into the Statement of Additional Information by reference. The tables should be read in conjunction with the financial statements and related notes incorporated by reference into the Statement of Additional Information. Further information about the performance of the Fund is available in the annual report to shareholders, which may be obtained without charge by calling 800-821-7432.


                                MUNIFUND SHARES
                              FINANCIAL HIGHLIGHTS
                (For a Share Outstanding Throughout Each Period)

                                                               YEAR ENDED NOVEMBER 30,
                                   --------------------------------------------------------------------------------
                                     1997       1996       1995        1994         1993         1992        1991
                                   --------   --------   --------   ----------   ----------   ----------   --------
Net asset value, beginning of
  period........................   $   1.00   $   1.00   $   1.00   $     1.00   $     1.00   $     1.00   $   1.00
                                   --------   --------   --------   ----------   ----------   ----------   --------
Income from investment
  operations:
Net investment income...........      .0338      .0326      .0360        .0255        .0224        .0285      .0437
                                   --------   --------   --------   ----------   ----------   ----------   --------
Less distributions:
Dividends to shareholders from
  net investment income.........     (.0338)    (.0326)    (.0360)      (.0255)      (.0224)      (.0285)    (.0437)
                                   --------   --------   --------   ----------   ----------   ----------   --------
Net asset value, end of
  period........................   $   1.00   $   1.00   $   1.00   $     1.00   $     1.00   $     1.00   $   1.00
                                   ========   ========   ========   ==========   ==========   ==========   ========
Total return....................       3.43%      3.31%      3.66%        2.58%        2.27%        2.89%      4.46%
Ratios/Supplemental data:
Net assets, end of period
  (000s)........................    536,794    530,204    720,318      687,895    1,019,749    1,006,324   1,060,468
Ratio of expenses to average
  daily net assets(1)...........        .27%       .27%       .27%         .26%         .25%         .30%       .30%
Ratio of net investment income
  to average daily net assets...       3.38%      3.26%      3.59%        2.53%        2.24%        2.86%      4.40%

                                        YEAR ENDED NOVEMBER 30,
                                  ------------------------------------
                                     1990         1989       1988(2)
                                  ----------   ----------   ----------
Net asset value, beginning of
  period........................  $     1.00   $     1.00   $     1.00
                                  ----------   ----------   ----------
Income from investment
  operations:
Net investment income...........       .0562        .0602        .0494
                                  ----------   ----------   ----------
Less distributions:
Dividends to shareholders from
  net investment income.........      (.0562)      (.0602)      (.0494)
                                  ----------   ----------   ----------
Net asset value, end of
  period........................  $     1.00   $     1.00   $     1.00
                                  ==========   ==========   ==========
Total return....................        5.77%        6.19%        5.21%
Ratios/Supplemental data:
Net assets, end of period
  (000s)........................     988,069    1,075,732    1,662,051
Ratio of expenses to average
  daily net assets(1)...........         .30%         .30%         .29%
Ratio of net investment income
  to average daily net assets...        5.62%        6.01%        4.91%


------------

(1) Without the waiver of advisory and administration fees, the ratios of expenses to average daily net assets would have been 0.41%, 0.42%, 0.41%, 0.41%, 0.41%, 0.41%, 0.41%, 0.42%, 0.40% and 0.38% for the years ended
    November 30, 1997, 1996, 1995, 1994, 1993, 1992, 1991, 1990, 1989 and 1988,
    respectively.


(2) Total return data has not been audited.

                             MUNIFUND DOLLAR SHARES
                              FINANCIAL HIGHLIGHTS
                (For a Share Outstanding Throughout Each Period)


                                                                       YEAR ENDED NOVEMBER 30,
                                     --------------------------------------------------------------------------------------------
                                      1997      1996      1995     1994     1993     1992     1991      1990     1989     1988(2)
                                     -------   -------   ------   ------   ------   ------   -------   ------   -------   -------
Net asset value, beginning of
  period...........................  $  1.00   $  1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $  1.00   $ 1.00   $  1.00   $  1.00
                                     -------   -------   ------   ------   ------   ------   -------   ------   -------   -------
Income from investment operations:
Net investment income..............    .0313     .0301    .0335    .0230    .0199    .0260     .0412    .0537     .0577     .0469
                                     -------   -------   ------   ------   ------   ------   -------   ------   -------   -------
Less distributions:
Dividends to shareholders from net
  investment income................   (.0313)   (.0301)  (.0335)  (.0230)  (.0199)  (.0260)   (.0412)  (.0537)   (.0577)   (.0469)
                                     -------   -------   ------   ------   ------   ------   -------   ------   -------   -------
Net asset value, end of period.....  $  1.00   $  1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $  1.00   $ 1.00   $  1.00   $  1.00
                                     =======   =======   ======   ======   ======   ======   =======   ======   =======   =======
Total return.......................     3.18%     3.06%    3.41%    2.33%    2.02%    2.64%     4.21%    5.52%     5.94%     4.96%
Ratios/Supplemental data:
Net assets, end of period (000s)...   67,387    61,396    6,474    2,785    6,783    1,414    26,418    2,187    10,680    18,243
Ratio of expenses to average daily
  net assets(1)....................      .52%      .52%     .52%     .51%     .50%     .55%      .55%     .55%      .55%      .54%
Ratio of net investment income to
  average daily net assets.........     3.13%     3.01%    3.34%    2.28%    1.99%    2.61%     4.15%    5.37%     5.76%     4.66%


------------

(1) Without the waiver of advisory and administration fees, the ratios of expenses to average daily net assets would have been 0.66%, 0.67%, 0.66%, 0.66%, 0.66%, 0.66%, 0.66%, 0.67%, 0.65% and 0.63% for the years ended
    November 30, 1997, 1996, 1995, 1994, 1993, 1992, 1991, 1990, 1989 and 1988,
    respectively.


(2) Total return data has not been audited.

                       INVESTMENT OBJECTIVE AND POLICIES

IN GENERAL


     The Fund's investment objective is to provide investors with as high a level of current interest income exempt from federal income tax as is consistent with relative stability of principal. There can be no assurance that the Fund will achieve its investment objective. The Fund is a money market fund that is subject to the quality, diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act") and other rules of the SEC.


     In pursuing its investment objective, the Fund invests substantially all of its assets in a diversified portfolio of short-term tax-exempt obligations issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their respective authorities, agencies, instrumentalities, and political subdivisions and tax-exempt derivative securities such as tender option bonds, participations, beneficial interests in trusts and partnership interests (collectively, "Municipal Obligations"). The Fund will not knowingly purchase securities the interest on which is subject to federal income tax. (See, however, "Taxes" below concerning treatment of exempt-interest dividends paid by the Fund for purposes of the federal alternative minimum tax applicable to particular classes of investors.)

     Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance, and opinions relating to the validity of and the tax-exempt status of payments received by the Fund from tax-exempt derivative securities are rendered by counsel to the respective sponsors of such securities. The Fund and its investment adviser will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Obligations, the creation of any tax-exempt derivative securities, or the bases for such opinions.


     The Fund will purchase only Municipal Obligations which are "First Tier Eligible Securities" (as defined by the SEC) and which present minimal credit risks as, generally, determined by the Fund's investment adviser pursuant to guidelines approved by the Company's Board of Trustees. First Tier Eligible Securities consist of the following types of securities: (i) securities that have short-term debt ratings at the time of purchase in the highest rating category by at least two unaffiliated nationally recognized statistical rating organizations ("Rating Agencies") (or one Rating Agency if the security was rated by only one Rating Agency); (ii) securities that are issued by an issuer (or, in certain cases guaranteed by an issuer) with such ratings; or (iii) securities without such short-term ratings that have been determined to be of comparable quality by the Fund's investment adviser pursuant to guidelines approved by the Company's Board of Trustees. The Appendix to the Statement of Additional Information includes a description of applicable ratings by Rating Agencies.


     Except during periods of unusual market conditions or during temporary defensive periods, the Fund will invest substantially all, but in no event less than 80%, of its total assets in Municipal Obligations with remaining maturities of 397 days (thirteen months) or less as determined in accordance with the SEC rules. The Fund may hold uninvested cash reserves pending investment, during temporary defensive periods or if, in the opinion of the Fund's investment adviser, suitable tax exempt obligations are unavailable. There is no percentage limitation on the amount of assets which may be held uninvested. Uninvested cash reserves will not earn income.

     Except for the investment limitations enumerated below, the Fund's investment objective and the policies described above are not fundamental and may be changed by the Company's Board of Trustees without the affirmative vote of the holders of a majority of the Fund's outstanding shares. If there is a change in the investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. (A full list of the complete investment limitations that cannot be changed without a vote of shareholders is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

The Fund may not:

          1. Purchase any securities other than Municipal Obligations and put options with respect to such obligations.

          2. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's assets would be invested in the securities of such issuer except that up to 25% of the value of the Fund's assets may be invested without regard to this 5% limitation.

          3. Borrow money except from banks for temporary purposes and then in amounts not in excess of 10% of the value of the Fund's assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's assets at the time of such borrowing. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.)

          4. Knowingly invest more than 10% of the value of the Fund's assets in securities with legal or contractual restrictions on resale.


     Pursuant to SEC Rule 2a-7 under the 1940 Act, the Fund may not invest more than 5% of its assets, measured at the time of purchase, in the securities of any one issuer other than U.S. Government Securities, repurchase agreements collateralized by such securities and securities subject to certain guarantees. The Fund may, however, invest up to 25% of its assets in First Tier Securities of a single issuer for a period of up to three business days after the purchase thereof, although the Fund may not make more than one such investment at a time. The Fund's compliance with the diversification requirements of SEC Rule 2a-7 will be deemed compliance with the Fund's diversification restriction above.


     In addition, without the affirmative vote of the holders of a majority of the Fund's outstanding shares, the Fund may not change its policy of investing at least 80% of its total assets in obligations the interest on which is exempt from federal income tax (except during periods of unusual market conditions or during temporary defensive periods). Securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities (including securities backed by the full faith and credit of the United States) are not deemed to be subject to the second investment limitation above.

     If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of the Fund's portfolio securities will not constitute a violation of such limitation.

TYPES OF MUNICIPAL OBLIGATIONS

     The two principal classifications of Municipal Obligations which may be held by the Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

     The Fund's portfolio may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

OTHER INVESTMENT PRACTICES


     Municipal Obligations purchased by the Fund may include variable rate demand notes. Such notes are frequently not rated by credit rating agencies, but unrated notes purchased by the Fund will be determined by the Fund's investment adviser to be of comparable quality at the time of purchase to rated instruments purchasable by the Fund. Where necessary to ensure that a note is a First Tier Eligible Security, the Fund will require that the issuer's obligation to pay the principal of the note be backed by a guarantee in accordance with SEC Rule 2a-7. While there may be no active secondary market with respect to a particular variable rate demand note purchased by the Fund, the Fund may, upon the notice specified in the note, demand payment of the principal of the note at any time or during specified periods not exceeding thirteen months depending upon the instrument involved, and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for the Fund to dispose of a variable rate demand note if the issuer were to default on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. While, in general, the Fund will invest only in securities that mature within thirteen months of purchase, the Fund may invest in variable rate demand notes which have nominal maturities in excess of thirteen months, if such instruments carry demand features that comply with conditions established by the SEC.


     The Fund may also purchase Municipal Obligations on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Fund will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. The Fund expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions. The Fund does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.

     In addition, the Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Fund's option specified Municipal Obligations at a specified price. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

     Although the Fund may invest more than 25% of its net assets in (i) Municipal Obligations whose issuers are in the same state, (ii) Municipal Obligations the interest on which is paid solely from revenues of similar projects, and (iii) private activity bonds, it does not presently intend to do so on a regular basis. To the extent the Fund's assets are concentrated in Municipal Obligations that are payable from the revenues of similar projects, are issued by issuers located in the same state, or are concentrated in private activity bonds, the Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such states, projects, and bonds to a greater extent than it would be if its assets were not so concentrated.

     The Fund will not knowingly invest more than 10% of the value of its total net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The Fund's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Trustees. (See "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information.)

     The Fund may purchase securities which are not registered under the Securities Act of 1933 (the "1933 Act") but which can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Board of Trustees or the adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a portfolio during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

     The value of the Fund's portfolio securities can be expected to vary inversely with changes in prevailing interest rates.

                       PURCHASE AND REDEMPTION OF SHARES

PURCHASE PROCEDURES

     Fund shares are sold at the net asset value per share next determined after acceptance of a purchase order by PFPC, the Fund's transfer agent. Purchase orders for shares are accepted only on days on which both the New York Stock Exchange and the Federal Reserve Bank of Philadelphia are open for business (a "Business Day") and must be transmitted to PFPC in Wilmington, Delaware by telephone (800-441-7450; in Delaware: 302-791-5350) or through the Fund's computer access program. Orders accepted before 12:00 noon, Eastern time, for which payment has been received by PNC Bank, the Fund's custodian, will be executed at 12:00 noon.

Orders accepted after 12:00 noon and before 2:30 P.M., Eastern time (or orders accepted earlier in the same day for which payment has not been received by 12:00 noon), will be executed at 4:00 P.M., Eastern time, if payment has been received by PNC Bank by that time. Orders received at other times, and orders for which payment has not been received by 4:00 P.M., Eastern time, will not be accepted, and notice thereof will be given to the institution placing the order. (Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending institution.) The Fund may in its discretion reject any order for shares.

     Payment for Fund shares may be made only in federal funds or other funds immediately available to PNC Bank. The minimum initial investment by an institution is $3 million for MuniFund and $5,000 for Dollar Shares, however, broker-dealers and other institutional investors may set a higher minimum for their customers. There is no minimum subsequent investment. The Fund, at its discretion, may reduce the minimum initial investment for MuniFund Shares for specific institutions whose aggregate relationship with the Provident Institutional Funds is substantially equivalent to this $3 million minimum and warrants this reduction.

     Conflict of interest restrictions may apply to an institution's receipt of compensation paid by the Fund in connection with the investment of fiduciary funds in Dollar Shares. (See also "Management of the Fund--Service Organizations.") Institutions, including banks regulated by the Comptroller of the Currency, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, should consult their legal advisors before investing fiduciary funds in Dollar Shares. (See also "Management of the Fund--Banking Laws.")

REDEMPTION PROCEDURES

     Redemption orders must be transmitted to PFPC in Wilmington, Delaware in the manner described under "Purchase Procedures." Shares are redeemed at the net asset value per share next determined after PFPC's receipt of the redemption order. While the Fund intends to use its best efforts to maintain its net asset value per share at $1.00, the proceeds paid to a shareholder upon redemption may be more or less than the amount invested depending upon a share's net asset value at the time of redemption.

     Payment for redeemed shares for which a redemption order is received by PFPC before 12:00 noon, Eastern time, on a Business Day is normally made in federal funds wired to the redeeming shareholder on the same day. Payment for redemption orders which are received between 12:00 noon and 4:00 P.M., Eastern time, or on a day when PNC Bank is closed, is normally wired in federal funds on the next day following redemption that PNC Bank is open for business.

     The Fund shall have the right to redeem shares in any account if the value of the account is less than $1,000 after sixty-days' prior written notice to the shareholder. Any such redemption shall be effected at the net asset value per share next determined after the redemption order is entered. If during the sixty-day period the shareholder increases the value of its account to $1,000 or more, no such redemption shall take place. Moreover, if a shareholder's MuniFund Shares account falls below an average of $100,000 in any particular calendar month, the account may be charged an account maintenance fee with respect to that month. In addition, the Fund may also redeem shares involuntarily or suspend the right of redemption or under certain special circumstances described in the Statement of Additional Information under "Additional Purchase and Redemption Information."

OTHER MATTERS


     The Fund's net asset value per share for purposes of pricing purchase and redemption orders is determined by BIMC as of 12:00 noon and 4:00 P.M., Eastern time, on each day on which both the Federal Reserve Bank of Philadelphia and the New York Stock Exchange are open for business. Currently, one or both of these institutions are closed on the customary national business holidays of New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Columbus Day (observed), Veterans Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of the Fund is calculated by adding the value of all securities and other assets belonging to the Fund, subtracting liabilities attributable to each class, and dividing the result by the total number of the Fund's outstanding shares of each class. In computing net asset value, the Fund uses the amortized cost method of valuation as described in the Statement of Additional Information under "Additional Purchase and Redemption Information." The Fund's net asset value per share for purposes of pricing purchase and redemption orders is determined independently of the net asset values of the shares in the Company's other investment portfolios.


     Fund shares are sold and redeemed without charge by the Fund. Institutional investors purchasing or holding Fund shares for their customer accounts may charge customer fees for cash management and other services provided in connection with their accounts. A customer should, therefore, consider the terms of its account with an institution before purchasing Fund shares. An institution purchasing or redeeming Fund shares on behalf of its customers is responsible for transmitting orders to the Fund in accordance with its customer agreements.

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

     The business and affairs of the Fund are managed under the direction of the Company's Board of Trustees.

INVESTMENT ADVISER AND SUB-ADVISER


     BIMC, a wholly-owned, indirect subsidiary of PNC Bank, serves as the Fund's investment adviser. BIMC is one of the largest bank managers of mutual funds, with assets currently under management in excess of $39 billion. BIMC was organized in 1977 by PNC Bank to perform advisory services for investment companies, and has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809. PNC Bank is one of the largest bank managers of investments for individuals in the United States, and together with its predecessors has been in the business of managing the investments of fiduciary and other accounts since 1847. PNC Bank is a wholly-owned, indirect subsidiary of PNC Bank Corp., and has its principal offices at 1600 Market Street, Philadelphia, Pennsylvania 19103. In 1973, Provident National Bank (a predecessor to PNC Bank) commenced advising the first institutional money market mutual fund--a U.S. dollar-denominated constant net asset value fund--offered in the United States. PNC Bank also serves as the Fund's custodian. BIMC also serves as investment adviser, respectively, to the Company's MuniCash portfolio.

     PNC Bank Corp., a multi-bank holding company headquartered in Pittsburgh, Pennsylvania, is one of the largest financial service organizations in the United States, with banking subsidiaries in Pennsylvania, New Jersey, Delaware, Ohio, Kentucky, Indiana, Massachusetts and Florida. Its major businesses include corporate banking, consumer banking, real estate banking, mortgage banking and asset management.


     As investment adviser, BIMC manages the Fund's portfolio and is responsible for all purchases and sales of the Fund's portfolio securities. BIMC also maintains certain of the Fund's financial accounts and records and computes the Fund's net asset value and net income. For the investment advisory services provided and expenses assumed by it, BIMC is entitled to receive a fee, computed daily and payable monthly, based on the Fund's average daily net assets. BIMC and the administrators may from time to time reduce the investment advisory and administration fees otherwise payable to them or may reimburse the Fund for its operating expenses. Any fees waived or expenses reimbursed by BIMC and the administrators with respect to a particular fiscal year are not recoverable. For the fiscal year ended November 30, 1997, the Fund paid investment advisory fees aggregating .10% of the Fund's average daily net assets.



     PNC Bank, as sub-advisor to the Fund, provided research, credit analysis and recommendations with respect to the Fund's investments, and supplied certain computer facilities, personnel and other services. The personnel and facilities related to these services have been transferred to BIMC and BIMC has assumed PNC Bank's responsibilities under the sub-advisory agreement. For its sub-advisory services, PNC Bank was entitled to receive from PIMC an amount equal to 75% of the investment advisory fee paid by the Fund to PIMC (subject to adjustment in certain circumstances). The sub-advisory fees paid by PIMC to PNC Bank had no effect on the investment advisory fees payable by the Fund to PIMC. The services provided by BIMC and the fees payable by the Fund for these services are described further in the Statement of Additional Information under "Management of the Fund."


ADMINISTRATORS


     PFPC, whose principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809, and PDI, whose principal business address is Four Falls Corporate Center, 6th Floor, West Conshohocken, Pennsylvania 19428, serve as administrators. PFPC is an indirect, wholly-owned subsidiary of PNC Bank Corp. All of the outstanding stock of PDI is owned by PDI's chief executive officer. The administrative services provided by the administrators, which are described more fully in the Statement of Additional Information, include providing and supervising the operation of an automated data processing system to process purchase and redemption orders; assisting in maintaining the Fund's Wilmington, Delaware office; performing administrative services in connection with the Fund's computer access program maintained to facilitate shareholder access to the Fund; accumulating information for and coordinating the preparation of reports to the Fund's shareholders and the SEC; and maintaining the registration or qualification of the Fund's shares for sale under state securities laws. PFPC and PDI are each responsible for carrying out the duties undertaken pursuant to the Administration Agreement with the Fund.


     For their administrative services, the administrators are entitled jointly to receive a fee, computed daily and payable monthly, based on the Fund's average net assets. (For information regarding the administrators' fee waivers and expense reimbursements, see "Investment Adviser and Sub-Adviser" above.) The Fund also reimburses each administrator for its reasonable out-of-pocket expenses incurred in connection with the Fund's computer access program. For the fiscal year ended November 30, 1997, the Fund paid administration fees aggregating .10% of its average daily net assets.


     PFPC also serves as transfer agent, registrar and dividend disbursing agent. PFPC's address as transfer agent is P.O. Box 8950, Wilmington, Delaware 19885-9628. The services provided by PFPC and PDI and the fees payable by the Fund for these services are described further in the Statement of Additional Information under "Management of the Funds."

DISTRIBUTOR

     PDI, whose principal business address is set forth above under "Administrators," also serves as distributor of the Fund's shares. Fund shares are sold on a continuous basis by the distributor as agent. The distributor pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Fund (excluding preparation and printing expenses necessary for the continued registration of the Fund's shares) and of printing and distributing all sales literature. No compensation is payable by the Fund to the distributor for its distribution services.

SERVICE ORGANIZATIONS

     Institutional investors, such as banks, savings and loan associations and other financial institutions, including affiliates of PNC Bank Corp. ("Service Organizations"), may purchase Dollar Shares. Dollar Shares are identical in all respects to MuniFund Shares except that they bear the service fees described below and enjoy certain exclusive voting rights on matters relating to these fees. The Fund will enter into an agreement with each Service Organization which purchases Dollar Shares requiring it to provide support services to its customers who are the beneficial owners of such shares in consideration of the Fund's payment of .25% (on an annualized basis) of the average daily net asset value of the Dollar Shares held by the Service Organization for the benefit of customers. Such services, which are described more fully in the Statement of Additional Information under "Management of the Funds--Service Organizations," include aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with PFPC; processing dividend payments from the Fund on behalf of customers; providing information periodically to customers showing their positions in Dollar Shares; and providing sub-accounting or the information necessary for subaccounting with respect to Dollar Shares beneficially owned by customers. Under the terms of the agreements, Service Organizations are required to provide to their customers a schedule of any fees that they may charge to the customers in connection with their investments in Dollar Shares. MuniFund Shares are sold to institutions that have not entered into servicing agreements with the Fund in connection with their investments.

EXPENSES


     Except as noted above and in the Statement of Additional Information, the Fund's service contractors bear all expenses in connection with the performance of their services. Similarly, the Fund bears the expenses incurred in its operations. For the fiscal year ended November 30, 1997, the Fund's total expenses for MuniFund Shares and Dollar Shares were .27% and .52% of the average daily net assets. With regard to fees paid exclusively by Dollar Shares, see "Service Organizations" above.

BANKING LAWS


     Banking laws and regulations presently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company engaged continuously in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities such as Fund shares. Such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company, or from purchasing shares of such a company for or upon the order of customers. PNC Bank, BIMC and PFPC, as well as some Service Organizations, are subject to such banking laws and regulations, but believe they may perform the services for the Fund contemplated by their respective agreements, this Prospectus and the Statement of Additional Information without violating applicable banking laws or regulations.


     Should future legislative, judicial or administrative action prohibit or restrict the activities of bank Service Organizations in connection with the provision of support services to their customers, the Fund might be required to alter or discontinue its arrangements with Service Organizations and change its method of operations with respect to Dollar Shares. It is not anticipated, however, that any change in the Fund's method of operations would affect its net asset value per share or result in a financial loss to any customer.

                                   DIVIDENDS


     Shareholders of the Fund are entitled to dividends and distributions arising only from the net investment income and capital gains, if any, earned on investments held by the Fund. The Fund distributes substantially all of its net investment income and capital gains, if any, to shareholders each year. Shares begin accruing dividends on the day the purchase order for the shares is executed and continue to accrue dividends through the day before such shares are redeemed. Dividends are paid monthly by check, or by wire transfer if requested in writing by the shareholder, within five business days after the end of the month or within five business days after a redemption of all of a shareholder's shares of a particular class. The Fund does not expect to realize net long-term capital gains.


     Dividends are determined in the same manner for each class of shares of the Fund but may differ in amount because of the difference in the expenses paid by each class.

     Institutional shareholders may elect to have their dividends reinvested in additional full and fractional shares of the same class of shares with respect to which such dividends are declared at the net asset value of such shares on the payment date. Reinvested dividends receive the same tax treatment as dividends paid in cash. Such election, or any revocation thereof, must be made in writing to PFPC at P.O. Box 8950, Wilmington, Delaware 19899, and will become effective after its receipt by PFPC with respect to dividends paid.

     PFPC, as transfer agent, will send each Fund shareholder or its authorized representative an annual statement designating the amount, if any, of any dividends and distributions made during each year and their federal tax qualification.

                                     TAXES

     The Fund qualified in its last taxable year and intends to qualify in future years as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). A regulated investment company is generally exempt from federal income tax on amounts distributed to its shareholders.

     Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that the Fund distribute to its shareholders at least the sum of 90% of its exempt-interest income net of certain deductions and 90% of its investment company taxable income for such year. Dividends derived from exempt-interest income may be treated by the Fund's shareholders as items of interest excludable from their gross income under
Section 103(a) of the Code, unless under the circumstances applicable to the particular shareholder the exclusion would be disallowed. (See the Statement of Additional Information under "Additional Information Concerning Taxes.")


     If the Fund should hold certain private activity bonds issued after August 7, 1986, shareholders must include, as an item of tax preference, the portion of dividends paid by the Fund that is attributable to interest on such bonds in their federal alternative minimum taxable income for purposes of determining liability (if any) for the 26-28% alternative minimum tax applicable to individuals and the 20% alternative minimum tax applicable to corporations. Corporate shareholders must also take all exempt-interest dividends into account in determining certain adjustments for federal alternative minimum tax purposes. Shareholders receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits.


     To the extent, if any, dividends paid to shareholders are derived from taxable income or from long-term or short-term capital gains, such dividends will not be exempt from federal income tax, whether such dividends are paid in the form of cash or additional shares, and may also be subject to state and local taxes. Under state or local law, the Fund's distributions of net investment income may be taxable to investors as dividend income even though a substantial portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

     Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by the shareholders and paid by the Fund on December 31 of such year provided that such dividends are actually paid during January of the following year.

     The foregoing discussion is only a brief summary of some of the important federal tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the federal, state or local income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund should consult their tax advisors with specific reference to their own tax situation.

                                  PERFORMANCE



     From time to time, the "total return", "yields", "effective yields", and "tax-equivalent yields" for MuniFund Shares and Dollar Shares may be quoted in advertisements or in reports to shareholders. Performance quotations are computed separately for each separate class or sub-class of shares. The "yield" for a particular class or sub-class of Fund shares refers to the income generated by an investment in the shares over a specified period (such as a seven-day period). This income is then "annualized"; that is, the amount of income generated by the investment during that period is assumed to be generated for each such period over a 52-week or one-year period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in a particular class or sub-class is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "tax-equivalent yield" demonstrates the level of taxable yield necessary to produce an after-tax yield equivalent to the Fund's tax-free yield for MuniFund Shares and Dollar Shares. It is calculated by increasing the yield (calculated as above) by the amount necessary to reflect the payment of federal taxes at a stated rate. The "tax-equivalent yield" will always be higher than the "yield".



     The Fund's performance may be compared to those of other mutual funds with similar objectives, to bond or other relevant indices, or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds, or to the average performance reported by the Bank Rate Monitor from money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas. For example, such data are reported in national financial publications such as IBC/Donoghue's Money Fund Report(R), Ibbotson Associates of Chicago, The Wall Street Journal and The New York Times, reports prepared by Lipper Analytical Services, Inc., and publications of a local or regional nature.



     The Fund's performance figures for a particular class or sub-class of shares represent the Fund's past performances, will fluctuate, and should not be considered as representative of future results. The performance of any investment is generally a function of portfolio quality and maturity, type of investment, and operating expenses. Any fees charged by Service Organizations or other institutional investors directly to their customers in connection with investments in Fund shares are not reflected in the Fund's performance; such fees, if charged, would reduce the actual return received by customers on their investments. The methods used to compute the Fund's yields are described in more detail in the Statement of Additional Information. Investors may call (800) 821-6006 (MuniFund Shares code: 50; Dollar Shares code: 59) to obtain current yield information.


                    DESCRIPTION OF SHARES AND MISCELLANEOUS

     The Company was organized as a Maryland corporation in 1979 under the name Municipal Fund for Temporary Investment, Inc. and was reorganized into a Pennsylvania trust effective June 1, 1981. The Fund commenced operations on February 4, 1980.


     The Company's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest in the Company and to classify or reclassify any unissued shares into one or more classes of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of four classes of shares designated as MuniFund,

MuniFund Dollar, MuniCash and MuniCash Dollar. The Declaration of Trust further authorizes the trustees to classify or reclassify any class of shares into one or more sub-classes.



     THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO THE FUND AND DESCRIBE ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS, AND OTHER MATTERS RELATING TO THE FUND, INVESTORS WISHING TO OBTAIN SIMILAR INFORMATION REGARDING MUNICASH MAY OBTAIN A SEPARATE PROSPECTUS DESCRIBING THAT PORTFOLIO BY CALLING 800-998-7633.


     The Company does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company will call a meeting of shareholders for the purpose of voting upon the question of removal of a member of the Board of Trustees upon written request of shareholders owning at least 10% of the outstanding shares of the Company entitled to vote.

     Each Fund share represents an equal proportionate interest in the assets belonging to the Fund. Each share is without par value and has no preemptive or conversion rights. When issued for payment as described in this Prospectus, shares will be fully paid and non-assessable.

     Holders of the Company's MuniFund Shares and Dollar Shares will vote in the aggregate and not by class on all matters, except where otherwise required by law and except that only Dollar Shares will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's arrangements with Service Organizations. Further, shareholders of all of the Company's portfolios will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. (See the Statement of Additional Information under "Additional Description Concerning Fund Shares" for examples where the 1940 Act requires voting by portfolio period.) Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of the Company may elect all of the trustees.

     For information concerning the redemption of Fund shares and possible restrictions on their transferability, see "Purchase and Redemption of Shares."

     As stated above, the Company is organized as a trust under the laws of the Commonwealth of Pennsylvania. Shareholders of such a trust may, under certain circumstances, be held personally liable (as if they were partners) for the obligation of the trust. The Company's Declaration of Trust provides for indemnification out of the trust property of any shareholder of the Fund held personally liable solely by reasons of being or having been a shareholder and not because of any acts or omissions or some other reason.

                     [This page intentionally left blank.]

                     [This page intentionally left blank.]

--------------------------------------------------------------------------------
       NO PERSON HAS BEEN AUTHORIZED
       TO GIVE ANY INFORMATION OR TO
       MAKE ANY REPRESENTATIONS NOT
       CONTAINED IN THIS PROSPECTUS,
       OR IN THE FUND'S STATEMENT OF
       ADDITIONAL INFORMATION
       INCORPORATED HEREIN BY
       REFERENCE, IN CONNECTION WITH
       THE OFFERING MADE BY THIS
       PROSPECTUS; AND, IF GIVEN OR
       MADE, SUCH INFORMATION OR
       REPRESENTATIONS MUST NOT BE
       RELIED UPON AS HAVING BEEN
       AUTHORIZED BY THE COMPANY OR
       ITS DISTRIBUTOR. THIS
       PROSPECTUS DOES NOT
       CONSTITUTE AN OFFERING BY THE
       COMPANY OR BY THE DISTRIBUTOR
       IN ANY JURISDICTION IN WHICH
       SUCH OFFERING MAY NOT
       LAWFULLY BE MADE.

     ---------------------------------------------------------------------------
             TABLE OF CONTENTS


                                    PAGE
                                    ----
   Background and Expense
     Information..................       2
   Financial Highlights...........       4
   Investment Objective and
     Policies.....................       6
   Purchase and Redemption of
     Shares.......................       9
   Management of the Fund.........      11
   Dividends......................      14
   Taxes..........................      15
   Performance....................      16
   Description of Shares and
     Miscellaneous................      16


       PIF-P-009
                                                       MUNIFUND
                                                AN INVESTMENT PORTFOLIO
                                                      OFFERED BY
                                                  MUNICIPAL FUND FOR
                                                 TEMPORARY INVESTMENT

                                         [PROVIDENT INSTITUTIONAL FUNDS LOGO]

                                                      Prospectus

                                                    March 30, 1998


--------------------------------------------------------------------------------

                     MUNICIPAL FUND FOR TEMPORARY INVESTMENT
                            (MuniFund Dollar Shares)

                              Cross Reference Sheet

Form N-1A Item                                      Prospectus Caption
--------------                                      ------------------
1.    Cover Page.............................       Cover Page

2.    Synopsis...............................       Background and Expense
                                                    Information

3.    Condensed Financial
        Information..........................       Financial Highlights;
                                                    Yields
4.    General Description of
        Registrant...........................       Cover Page; Financial
                                                    Highlights; Investment
                                                    Objective and
                                                    Policies; Description
                                                    of Shares and
                                                    Miscellaneous

5.    Management of the Fund.................       Management of the
                                                    Fund; Dividends

6.    Capital Stock and Other
        Securities...........................       Cover Page; Financial
                                                    Highlights; Dividends;
                                                    Taxes; Description of
                                                    Shares and
                                                    Miscellaneous

7.    Purchase of Securities Being
        Offered..............................       Management of the
                                                    Fund; Purchase and
                                                    Redemption of Shares

8.    Redemption or Repurchase...............       Purchase and
                                                    Redemption of Shares

9.    Pending Legal Proceedings..............       Inapplicable

                                    MuniFund

                                 Dollar Shares
                       An Investment Portfolio Offered by
                    MUNICIPAL FUND FOR TEMPORARY INVESTMENT


400 Bellevue Parkway                              For purchase and redemption orders only call:
Suite 100                                         800-441-7450 (in Delaware: 302-791-5350).
Wilmington, DE 19809                              For yield information call: 800-821-6006
                                                  (Dollar Shares code: 59).
                                                  For other information call: 800-821-7432
                                                  or visit our website at www.pif.com.



     Municipal Fund for Temporary Investment (the "Company") is a no-load, diversified, open-end investment company that currently offers shares in two separate investment portfolios. This Prospectus offers one class of shares ("Dollar Shares") in the MuniFund portfolio, a money market portfolio (the "Fund"). The Fund's investment objective is to provide institutions with as high a level of current interest income exempt from federal income taxes as is consistent with relative stability of principal. The Fund invests substantially all of its assets in short-term tax-exempt obligations issued by state and local governments.

                            ------------------------

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED,
   ENDORSED, OR OTHERWISE SUPPORTED BY PNC BANK CORP. OR ITS AFFILIATES, OR
     THE U.S. GOVERNMENT, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL
       DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY
         OTHER AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT
            RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THERE
              CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO
                  MAINTAIN ITS NET ASSET VALUE OF $1.00 PER
                                     SHARE.

                            ------------------------


     BlackRock Institutional Management Corporation ("BIMC"), formerly PNC Institutional Management Corporation ("PIMC"), serves as the Fund's investment adviser. PFPC Inc. ("PFPC") and Provident Distributors, Inc. ("PDI") serve as the Fund's administrators. PDI also serves as the Fund's distributor. Dollar Shares are sold exclusively to and must be purchased through Service Organizations. Service Organizations provide various shareholder services to their customers in connection with their investment in Dollar Shares. (See "Management of the Fund--Service Organizations.")



     This Prospectus briefly sets forth certain information about the Fund that investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. Additional information about the Fund, contained in a Statement of Additional Information currently dated March 30, 1998, has been filed with the Securities and Exchange Commission ("SEC") and is available to investors without charge by calling the Fund at 800-821-7432. The Prospectus and Statement of Additional Information are also available for reference, along with other related materials, on the SEC Internet Web Site (http://www.sec.gov). The Statement of Additional Information, as amended from time to time, is incorporated in its entirety by reference into this Prospectus.

                            ------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
   SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
     NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
       SECURITIES COMMISSION PASSED UPON THE ACCURACY
         OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            ------------------------


                                 March 30, 1998

                       BACKGROUND AND EXPENSE INFORMATION

     Two classes of shares are offered by the Fund: MuniFund Shares and Dollar Shares. Shares of each class represent equal, pro rata interests in the Fund and accrue daily dividends in the same manner except that the Dollar Shares bear fees payable by the Fund (at the rate of .25% per annum) to Service Organizations for administrative support services they provide to the beneficial owners of such Shares. (See "Management of the Fund--Service Organizations.")

                        EXPENSE SUMMARY--MUNIFUND DOLLAR

                                                                 DOLLAR
          ESTIMATED ANNUAL FUND OPERATING EXPENSES               SHARES
          ----------------------------------------            ------------
(as a percentage of average net assets)
     Management Fees (net of waivers).......................          .10%
     Other Expenses.........................................          .42%
          Administration Fees (net of waivers)..............  .10%
          Shareholder Servicing Fees........................  .25%
          Miscellaneous.....................................  .07%
                                                              ----    ----
     Total Fund Operating Expenses (net of waivers).........          .52%
                                                                      ====

------------

                          EXAMPLE                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
                          -------                             ------   -------   -------   --------
You would pay the following expenses on a $1,000 investment, assuming: (1) a 5% annual return; and (2) redemption at
  the end of each time period with respect to Dollar Shares:    $5       $17       $29       $65

THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATE OF RETURN. ACTUAL EXPENSES AND RATE OF RETURN MAY BE GREATER OR LESSER THAN THOSE SHOWN.


     The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. In addition, Service Organizations may charge fees for providing services in connection with their customers' investments in Dollar Shares. (For more complete descriptions of the various costs and expenses, see "Management of the Fund" in this Prospectus and the Statement of Additional Information and the financial statements and related notes.) Absent fee waivers and expense reimbursements for such period, the estimated "Total Fund Operating Expenses" for Dollar Shares for the fiscal year ended November 30, 1997 would have been .66% of the average daily net assets of the MuniFund portfolio. The investment adviser and administrators may from time to time waive the advisory and administration fees otherwise payable to them or may reimburse the Fund for its operating expenses. The Fund has received a No-Action Letter from the SEC in connection with receiving credit from its custodian, an affiliate of the Fund's investment adviser, for certain cash balances held by the custodian. If implemented, such credits may reduce custodian fees payable by the Fund but may not reduce the Fund's total operating expense ratio. The foregoing table has not been audited by the Fund's independent accountants.

                              FINANCIAL HIGHLIGHTS


     The following financial highlights for MuniFund Shares and Dollar Shares have been derived from the financial statements of the Fund for the fiscal year ended November 30, 1997, and for each of the nine preceding fiscal years. The financial highlights for the fiscal years set forth below have been audited by KPMG Peat Marwick LLP, independent accountants whose report on the financial statements and financial highlights (for the most recent five years) of the Fund is incorporated herein and into the Statement of Additional Information by reference. The tables should be read in conjunction with the financial statements and related notes incorporated by reference into the Statement of Additional Information. Further information about the performance of the Fund is available in the annual report to shareholders, which may be obtained without charge by calling 800-821-7432.


                                MUNIFUND SHARES
                              FINANCIAL HIGHLIGHTS
                (For a Share Outstanding Throughout Each Period)

                                                                     YEAR ENDED NOVEMBER 30,
                                         --------------------------------------------------------------------------------
                                           1997       1996       1995       1994        1993         1992         1991
                                         --------   --------   --------   --------   ----------   ----------   ----------
Net asset value, beginning of period...  $   1.00   $   1.00   $   1.00   $   1.00   $     1.00   $     1.00   $     1.00
                                         --------   --------   --------   --------   ----------   ----------   ----------
Income from investment operations:
Net investment income..................     .0338      .0326      .0360      .0255        .0224        .0285        .0437
                                         --------   --------   --------   --------   ----------   ----------   ----------
Less distributions:
Dividends to shareholders from net
  investment income....................    (.0338)    (.0326)    (.0360)    (.0255)      (.0224)      (.0285)      (.0437)
                                         --------   --------   --------   --------   ----------   ----------   ----------
Net asset value, end of period.........  $   1.00   $   1.00   $   1.00   $   1.00   $     1.00   $     1.00   $     1.00
                                         ========   ========   ========   ========   ==========   ==========   ==========
Total return...........................      3.43%      3.31%      3.66%      2.58%        2.27%        2.89%        4.46%
Ratios/Supplemental data:
Net assets, end of period (000s).......   536,794    530,204    720,318    687,895    1,019,749    1,006,324    1,060,468
Ratio of expenses to average daily net
  assets(1)............................       .27%       .27%       .27%       .26%         .25%         .30%         .30%
Ratio of net investment income to
  average daily net assets.............      3.38%      3.26%      3.59%      2.53%        2.24%        2.86%        4.40%

                                              YEAR ENDED NOVEMBER 30,
                                         ----------------------------------
                                           1990        1989       1988(2)
                                         --------   ----------   ----------
Net asset value, beginning of period...  $   1.00   $     1.00   $     1.00
                                         --------   ----------   ----------
Income from investment operations:
Net investment income..................     .0562        .0602        .0494
                                         --------   ----------   ----------
Less distributions:
Dividends to shareholders from net
  investment income....................    (.0562)      (.0602)      (.0494)
                                         --------   ----------   ----------
Net asset value, end of period.........  $   1.00   $     1.00   $     1.00
                                         ========   ==========   ==========
Total return...........................      5.77%        6.19%        5.21%
Ratios/Supplemental data:
Net assets, end of period (000s).......   988,069    1,075,732    1,662,051
Ratio of expenses to average daily net
  assets(1)............................       .30%         .30%         .29%
Ratio of net investment income to
  average daily net assets.............      5.62%        6.01%        4.91%


------------

(1) Without the waiver of advisory and administration fees, the ratios of expenses to average daily net assets would have been 0.41%, 0.42%, 0.41%, 0.41%, 0.41%, 0.41%, 0.41%, 0.42%, 0.40% and 0.38% for the years ended
    November 30, 1997, 1996, 1995, 1994, 1993, 1992, 1991, 1990, 1989 and 1988,
    respectively.


(2) Total return data has not been audited.

                             MUNIFUND DOLLAR SHARES
                              FINANCIAL HIGHLIGHTS
                (For a Share Outstanding Throughout Each Period)

                                                                 YEAR ENDED NOVEMBER 30,
                                        -------------------------------------------------------------------------
                                         1997       1996       1995       1994       1993       1992       1991
                                        -------    -------    -------    -------    -------    -------    -------
Net asset value, beginning of
  period............................    $  1.00    $  1.00    $  1.00    $  1.00    $  1.00    $  1.00    $  1.00
                                        -------    -------    -------    -------    -------    -------    -------
Income from investment operations:
Net investment income...............      .0313      .0301      .0335      .0230      .0199      .0260      .0412
                                        -------    -------    -------    -------    -------    -------    -------
Less distributions:
Dividends to shareholders from Net
  investment income.................     (.0313)    (.0301)    (.0335)    (.0230)    (.0199)    (.0260)    (.0412)
                                        -------    -------    -------    -------    -------    -------    -------
Net asset value, end of period......    $  1.00    $  1.00    $  1.00    $  1.00    $  1.00    $  1.00    $  1.00
                                        =======    =======    =======    =======    =======    =======    =======
Total return........................       3.18%      3.06%      3.41%      2.33%      2.02%      2.64%      4.21%
Ratios/Supplemental data:
Net assets, end of period (000s)....     67,387     61,396      6,474      2,785      6,783      1,414     26,418
Ratio of expenses to average daily
  net assets(1).....................        .52%       .52%       .52%       .51%       .50%       .55%       .55%
Ratio of net investment income to
  average daily net assets..........       3.13%      3.01%      3.34%      2.28%      1.99%      2.61%      4.15%

                                         YEAR ENDED NOVEMBER 30,
                                      -----------------------------
                                       1990       1989      1988(2)
                                      -------    -------    -------
Net asset value, beginning of
  period............................  $  1.00    $  1.00    $  1.00
                                      -------    -------    -------
Income from investment operations:
Net investment income...............    .0537      .0577      .0469
                                      -------    -------    -------
Less distributions:
Dividends to shareholders from Net
  investment income.................   (.0537)    (.0577)    (.0469)
                                      -------    -------    -------
Net asset value, end of period......  $  1.00    $  1.00    $  1.00
                                      =======    =======    =======
Total return........................     5.52%      5.94%      4.96%
Ratios/Supplemental data:
Net assets, end of period (000s)....    2,187     10,680     18,243
Ratio of expenses to average daily
  net assets(1).....................      .55%       .55%       .54%
Ratio of net investment income to
  average daily net assets..........     5.37%      5.76%      4.66%


------------

(1) Without the waiver of advisory and administration fees, the ratios of expenses to average daily net assets would have been 0.66%, 0.67%, 0.66%, 0.66%, 0.66%, 0.66%, 0.66%, 0.67%, 0.65% and 0.63% for the years ended
    November 30, 1997, 1996, 1995, 1994, 1993, 1992, 1991, 1990, 1989 and 1988,
    respectively.


(2) Total return data has not been audited.

                       INVESTMENT OBJECTIVE AND POLICIES

IN GENERAL


     The Fund's investment objective is to provide investors with as high a level of current interest income exempt from federal income tax as is consistent with relative stability of principal. There can be no assurance that the Fund will achieve its investment objective. The Fund is a money market fund that is subject to the quality, diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act") and other rules of the SEC.


     In pursuing its investment objective, the Fund invests substantially all of its assets in a diversified portfolio of short-term tax-exempt obligations issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their respective authorities, agencies, instrumentalities, and political subdivisions and tax-exempt derivative securities such as tender option bonds, participations, beneficial interests in trusts and partnership interests (collectively, "Municipal Obligations"). The Fund will not knowingly purchase securities the interest on which is subject to federal income tax. (See, however, "Taxes" below concerning treatment of exempt-interest dividends paid by the Fund for purposes of the federal alternative minimum tax applicable to particular classes of investors.)

     Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance, and opinions relating to the validity of and the tax-exempt status of payments received by the Funds from tax-exempt derivative securities are rendered by counsel to the respective sponsors of such securities. The Fund and its investment adviser will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Obligations, the creation of any tax-exempt derivative securities, or the bases for such opinions.


     The Fund will purchase only Municipal Obligations which are "First Tier Eligible Securities" (as defined by the SEC) and which present minimal credit risks as, generally, determined by the Fund's investment adviser pursuant to guidelines approved by the Company's Board of Trustees. First Tier Eligible Securities consist of the following types of securities: (i) securities that have short-term debt ratings at the time of purchase in the highest rating category by at least two unaffiliated nationally recognized statistical rating organizations ("Rating Agencies") (or one Rating Agency if the security was rated by only one Rating Agency); (ii) securities that are issued by an issuer (or, in certain cases guaranteed by an issuer) with such ratings; or (iii) securities without such short-term ratings that have been determined to be of comparable quality by the Fund's investment adviser pursuant to guidelines approved by the Company's Board of Trustees. The Appendix to the Statement of Additional Information includes a description of applicable ratings by Rating Agencies.


     Except during periods of unusual market conditions or during temporary defensive periods, the Fund will invest substantially all, but in no event less than 80%, of its total assets in Municipal Obligations with remaining maturities of 397 days (thirteen months) or less as determined in accordance with the rules of the SEC. The Fund may hold uninvested cash reserves pending investment, during temporary defensive periods or if, in the opinion of the Fund's investment adviser, suitable tax exempt obligations are unavailable. There is no percentage limitation on the amount of assets which may be held uninvested. Uninvested cash reserves will not earn income.

     Except for the investment limitations enumerated below, the Fund's investment objective and the policies described above are not fundamental and may be changed by the Company's Board of Trustees without the affirmative vote of the holders of a majority of the Fund's outstanding shares. If there is a change in the investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. (A full list of the complete investment limitations that cannot be changed without a vote of shareholders is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

The Fund may not:

          1. Purchase any securities other than Municipal Obligations and put options with respect to such obligations.

          2. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's assets would be invested in the securities of such issuer except that up to 25% of the value of the Fund's assets may be invested without regard to this 5% limitation.

          3. Borrow money except from banks for temporary purposes and then in amounts not in excess of 10% of the value of the Fund's assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's assets at the time of such borrowing. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.)

          4. Knowingly invest more than 10% of the value of the Fund's assets in securities with legal or contractual restrictions on resale.


     Pursuant to SEC Rule 2a-7 under the 1940 Act, the Fund may not invest more than 5% of its assets, measured at the time of purchase, in the securities of any one issuer other than U.S. Government Securities subject to certain guarantees. The Fund may, however, invest up to 25% of its assets in First Tier Securities of a single issuer for a period of up to three business days after the purchase thereof, although the Fund may not make more than one such investment at a time. The Fund's compliance with the diversification requirements of SEC Rule 2a-7 will be deemed compliance with the Fund's diversification restriction above.


     In addition, without the affirmative vote of the holders of a majority of the Fund's outstanding shares, the Fund may not change its policy of investing at least 80% of its total assets in obligations the interest on which is exempt from federal income tax (except during periods of unusual market conditions or during temporary defensive periods). Securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities (including securities backed by the full faith and credit of the United States) are not deemed to be subject to the second investment limitation above.

     If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of the Fund's portfolio securities will not constitute a violation of such limitation.

TYPES OF MUNICIPAL OBLIGATIONS

     The two principal classifications of Municipal Obligations which may be held by the Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest, Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

     The Fund's portfolio may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

OTHER INVESTMENT PRACTICES


     Municipal Obligations purchased by the Fund may include variable rate demand notes. Such notes are frequently not rated by credit rating agencies, but unrated notes purchased by the Fund will be determined by the Fund's investment adviser to be of comparable quality at the time of purchase to rated instruments purchasable by the Fund. Where necessary to ensure that a note is a First Tier Eligible Security, the Fund will require that the issuer's obligation to pay the principal of the note be backed by a guarantee in accordance with SEC Rule 2a-7. While there may be no active secondary market with respect to a particular variable rate demand note purchased by the Fund, the Fund may, upon the notice specified in the note, demand payment of the principal of the note at any time or during specified periods not exceeding thirteen months, depending upon the instrument involved, and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for the Fund to dispose of a variable rate demand note if the issuer were to default on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. While, in general, the Fund will invest only in securities that mature within thirteen months of purchase, the Fund may invest in variable rate demand notes which have nominal maturities in excess of thirteen months, if such instruments carry demand features that comply with conditions established by the SEC.


     The Fund may also purchase Municipal Obligations on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Fund will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. The Fund expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions. The Fund does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.

     In addition, the Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Fund's option specified Municipal Obligations at a specified price. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

     Although the Fund may invest more than 25% of its net assets in (i) Municipal Obligations whose issuers are in the same state, (ii) Municipal Obligations the interest on which is paid solely from revenues of similar projects, and (iii) private activity bonds, it does not presently intend to do so on a regular basis. To the extent the Fund's assets are concentrated in Municipal Obligations that are payable from the revenues of similar projects, are issued by issuers located in the same state, or are concentrated in private activity bonds, the Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such states, projects, and bonds to a greater extent than it would be if its assets were not so concentrated.

     The Fund will not knowingly invest more than 10% of the value of its total net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The Fund's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Trustees. (See "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information.)

     The Fund may purchase securities which are not registered under the Securities Act of 1933 (the "1933 Act") but which can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Board of Trustees or the adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a portfolio during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

     The value of the Fund's portfolio securities can be expected to vary inversely with changes in prevailing interest rates.

                       PURCHASE AND REDEMPTION OF SHARES

PURCHASE PROCEDURES

     Dollar Shares are sold exclusively to institutional investors, such as banks, savings and loan associations and other financial institutions, including affiliates of PNC Bank Corp. ("Service Organizations"), acting on behalf of themselves or their customers and customers of their affiliates ("customers"). The customers, which may include individuals, trusts, partnerships and corporations, must maintain accounts (such as demand deposit, custody, trust or escrow accounts) with the Service Organization. Service Organizations (or their nominees) will normally be the holders of record of Dollar Shares, and will reflect their customers' beneficial ownership of shares in the account statements provided by them to their customers. The exercise of voting rights and the delivery to customers of shareholder communications from the Fund will be governed by the customers' account agreements with the Service Organizations. Investors wishing to purchase Dollar Shares should contact their account representatives.

     Purchase orders must be transmitted by a Service Organization directly to PFPC, the Fund's transfer agent. All such transactions are effected pursuant to procedures established at the Service Organization in connection with a customer's account. Shares are sold at the net asset value per share next determined after acceptance of a purchase order by PFPC.

     Purchase orders for shares are accepted by the Fund only on days on which both the New York Stock Exchange and the Federal Reserve Bank of Philadelphia are open for business (a "Business Day") and must be transmitted to PFPC in Wilmington, Delaware, by telephone (800-441-7450; in Delaware: 302-791-5350) or through the Fund's computer access program. Orders accepted before 12:00 noon, Eastern time, for which payment has been received by PNC Bank, the Fund's custodian, will be executed at 12:00 noon. Orders accepted after 12:00 noon and before 2:30 P.M., Eastern time (or orders accepted earlier in the same day for which payment has not been received by 12:00 noon), will be executed at 4:00 P.M., Eastern time, if payment has been received by PNC Bank by that time. Orders received at other times, and orders for which payment has not been received by 4:00 P.M., Eastern time, will not be accepted, and notice thereof will be given to the Service Organization placing the order. (Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending institution.) The Fund may in its discretion reject any order for shares.

     Payment for Dollar Shares may be made only in federal funds or other funds immediately available to PNC Bank. The minimum initial investment by a Service Organization is $5,000; however, Service Organizations may set higher minimums for their customers. There is no minimum subsequent investment.

     Conflict of interest restrictions may apply to a Service Organization's receipt of compensation paid by the Fund in connection with the investment of fiduciary funds in Dollar Shares. (See also "Management of the Fund--Service Organizations.") Institutions, including banks regulated by the Comptroller of the Currency, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, should consult their legal advisors before investing fiduciary funds in Dollar Shares. (See also "Management of the Fund--Banking Laws.")

REDEMPTION PROCEDURES

     Redemption orders must be transmitted by the Service Organization to PFPC in Wilmington, Delaware in the manner described under "Purchase Procedures." Shares are redeemed at the net asset value per share next determined after PFPC's receipt of the redemption order. While the Fund intends to use its best efforts to maintain its net asset value per share at $1.00, the proceeds paid to a shareholder upon redemption may be more or less than the amount invested depending upon a share's net asset value at the time of redemption.

     Payment for redeemed shares for which a redemption order is received by PFPC before 12:00 noon, Eastern time, on a Business Day is normally made in federal funds wired to the redeeming shareholder on the same day. Payment for redemption orders which are received between 12:00 noon and 4:00 P.M., Eastern time, or on a day when PNC Bank is closed, is normally wired in federal funds on the next day following redemption that PNC Bank is open for business.

     The Fund shall have the right to redeem shares in any account if the value of the account is less than $1,000 after sixty-days' prior written notice to the shareholder. Any such redemption shall be effected at the net asset value per share next determined after the redemption order is entered. If during the sixty-day period the shareholder increases the value of its account to $1,000 or more, no such redemption shall take place. In addition, the Fund also may redeem shares involuntarily or suspend the right of redemption or under certain special circumstances described in the Statement of Additional Information under "Additional Purchase and Redemption Information."

OTHER MATTERS


     The Fund's net asset value per share for purposes of pricing purchase and redemption orders is determined by BIMC as of 12:00 noon and 4:00 P.M., Eastern time, on each Business Day on which both the Federal Reserve Bank of Philadelphia and the New York Stock Exchange are open for business. Currently, one or both of these institutions are closed on the customary national business holidays of New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Columbus Day (observed), Veterans Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of the Fund is calculated by adding the value of all securities and other assets belonging to the Fund, subtracting liabilities attributable to each class, and dividing the result by the total number of the Fund's outstanding shares of each class. In computing net asset value, the Fund uses the amortized cost method of valuation as described in the Statement of Additional Information under "Additional Purchase and Redemption Information." The Fund's net asset value per share for purposes of pricing purchase and redemption orders is determined independently of the net asset values of the shares in the Company's other investment portfolios.


     Fund shares are sold and redeemed without charge by the Fund. Service Organizations purchasing or holding Dollar Shares for their customer accounts may charge customer fees for cash management and other services. In addition, if a customer has agreed with a particular Service Organization to maintain a minimum balance in its account with the Service Organization and the balance in such account falls below that minimum, the customer may be obliged by the Service Organization to redeem all or part of its shares in the Fund to the extent necessary to maintain the required minimum balance in such account. A customer should, therefore, consider the terms of its account with a Service Organization before purchasing Dollar Shares. A Service Organization purchasing or redeeming Fund shares on behalf of its customers is responsible for transmitting orders to the Fund in accordance with its customer agreements, and to provide customers with account statements with respect to share transactions for their accounts.

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

     The business and affairs of the Fund are managed under the direction of the Company's Board of Trustees.

INVESTMENT ADVISER AND SUB-ADVISER


     BIMC, a wholly-owned, indirect subsidiary of PNC Bank, serves as the Fund's investment adviser. BIMC is one of the largest U.S. bank managers of mutual funds, with assets currently under management in excess of $39 billion. PIMC was organized in 1977 by PNC Bank to perform advisory services for investment companies, and has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809. PNC Bank is one of the largest bank managers of investments for individuals in the United States, and together with its predecessors has been in the business of managing the investments of fiduciary and other accounts since 1847. PNC Bank is a wholly-owned, indirect subsidiary of PNC Bank Corp., and has its principal offices at 1600 Market Street, Philadelphia, Pennsylvania 19103. In 1973, Provident National Bank (a predecessor to PNC Bank) commenced advising the first institutional money market mutual fund--a U.S. dollar-denominated constant net asset value fund--offered in the United States. PNC Bank also serves as the Fund's custodian. BIMC also serves as investment adviser to the Company's MuniCash portfolio.


     PNC Bank Corp., a multi-bank holding company headquartered in Pittsburgh, Pennsylvania, is one of the largest financial services organizations in the United States, with banking subsidiaries in Pennsylvania, New Jersey, Delaware, Ohio, Kentucky, Indiana, Massachusetts and Florida. Its major businesses include corporate banking, consumer banking, real estate banking, mortgage banking and asset management.


     As investment adviser, BIMC manages the Fund's portfolio and is responsible for all purchases and sales of the Fund's portfolio securities. BIMC also maintains certain of the Fund's financial accounts and records and computes the Fund's net asset value and net income. For the investment advisory services provided and expenses assumed by it, BIMC is entitled to receive a fee, computed daily and payable monthly, based on the Fund's average daily net assets. BIMC and the administrators may from time to time reduce the investment advisory and administration fees otherwise payable to them or may reimburse the Fund for its operating expenses. Any fees waived or expenses reimbursed by BIMC and the administrators with respect to a particular fiscal year are not recoverable. For the fiscal year ended November 30, 1997, the Fund paid investment advisory fees aggregating .10% of the Fund's average daily net assets.



     PNC Bank, as sub-adviser to the Fund, provided research, credit analysis and recommendations with respect to the Fund's investments, and supplied certain computer facilities, personnel and other services. The personnel and facilities related to these services have been transferred to BIMC and BIMC has assumed PNC Bank's responsibilities under the sub-advisory agreement. For its sub-advisory services, PNC Bank was entitled to receive from PIMC an amount equal to 75% of the investment advisory fee paid by the Fund to PIMC (subject to adjustment in certain circumstances). The sub-advisory fees paid by PIMC to PNC Bank had no effect on the investment advisory fees payable by the Fund to PIMC. The services provided by BIMC and the fees payable by the Fund for these services are described further in the Statement of Additional Information under "Management of the Funds."


ADMINISTRATORS


     PFPC, whose principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809, and PDI, whose principal business address is Four Falls Corporate Center, 6th Floor, West Conshohocken, Pennsylvania 19428, serve as administrators. PFPC is an indirect, wholly-owned subsidiary of PNC Bank Corp. All of the outstanding stock of PDI is owned by PDI's chief executive officer. The administrative services provided by the administrators, which are described more fully in the Statement of Additional Information, include providing and supervising the operation of an automated data processing system to process purchase and redemption orders; assisting in maintaining the Fund's Wilmington, Delaware office; performing administrative services in connection with the Fund's computer access program maintained to facilitate shareholder access to the Fund; accumulating information for and coordinating the preparation of reports to the Fund's shareholders and the SEC; and maintaining the registration or qualification of the Fund's shares for sale under state securities laws. PFPC and PDI are each responsible for carrying out the duties undertaken pursuant to the Administration Agreement with the Fund.


     For their administrative services, the administrators are entitled jointly to receive a fee, computed daily and payable monthly, based on the Fund's average net assets. (For information regarding the administrators' fee waivers and expense reimbursements, see "Investment Adviser and Sub-Adviser" above.) The Fund also reimburses each administrator for its reasonable out-of-pocket expenses incurred in connection with the Fund's computer access program. For the fiscal year ended November 30, 1997, the Fund paid administrative fees aggregating .10% of its average daily net assets.


     PFPC also serves as transfer agent, registrar and dividend disbursing agent. PFPC's address as transfer agent is P.O. Box 8950, Wilmington, Delaware 19885-9628. The services provided by PFPC and PDI and the fees payable by the Fund for these services are described further in the Statement of Additional Information under "Management of the Fund."

DISTRIBUTOR

     PDI, whose principal business address is set forth above under "Administrators," also serves as distributor of the Fund's shares. Fund shares are sold on a continuous basis by the distributor as agent. The distributor pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Fund (excluding preparation and printing expenses necessary for the continued registration of the Fund's shares) and of printing and distributing all sales literature. No compensation is payable by the Fund to the distributor for its distribution services.

SERVICE ORGANIZATIONS

     As stated above, Service Organizations may purchase Dollar Shares. Dollar Shares are identical in all respects to MuniFund Shares except that they bear the service fees described below and enjoy certain exclusive voting rights on matters relating to these fees. The Fund will enter into an agreement with each Service Organization which purchases Dollar Shares requiring it to provide support services to its customers who are the beneficial owners of such shares in consideration of the Fund's payment of .25% (on an annualized basis) of the average daily net asset value of the Dollar Shares held by the Service Organization for the benefit of customers. Such services, which are described more fully in the Statement of Additional Information under "Management of the Fund--Service Organizations," include aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with PFPC; processing dividend payments from the Fund on behalf of customers; providing information periodically to customers showing their positions in Dollar Shares; and providing sub-accounting or the information necessary for sub-accounting with respect to Dollar Shares beneficially owned by customers. Under the terms of the agreements, Service Organizations are required to provide to their customers a schedule of any fees that they may charge to the customers in connection with their investments in Dollar Shares.

EXPENSES


     Except as noted above and in the Statement of Additional Information, the Fund's service contractors bear all expenses in connection with the performance of their services. Similarly, the Fund bears the expenses incurred in its operations. For the fiscal year ended November 30, 1997, the Fund's total expenses for Dollar Shares were .52% of the average daily net assets. With regard to fees paid exclusively by Dollar Shares, see "Service Organizations" above.


BANKING LAWS


     Banking laws and regulations presently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company engaged continuously in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities such as Fund shares. Such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company, or from purchasing shares of such a company for or upon the order of customers. PNC Bank, BIMC and PFPC, as well as some Service Organizations, are subject to such banking laws and regulations, but believe they may perform the services for the Fund contemplated by their respective agreements, this Prospectus and the Statement of Additional Information without violating applicable banking laws or regulations.


     Should future legislative, judicial or administrative action prohibit or restrict the activities of bank Service Organizations in connection with the provision of support services to their customers, the Fund might be required to alter or discontinue its arrangements with Service Organizations and change its method of operations with respect to Dollar Shares. It is not anticipated, however, that any change in the Fund's method of operations would affect its net asset value per share or result in a financial loss to any customer.

                                   DIVIDENDS


     Shareholders of the Fund are entitled to dividends and distributions arising only from the net investment income and capital gains, if any, earned on investments held by the Fund. The Fund distributes substantially all of its net investment income and capital gains, if any, to shareholders each year. Shares begin accruing dividends on the day the purchase order for the shares is executed and continue to accrue dividends through the day before such shares are redeemed. Dividends are paid monthly by check, or by wire transfer if requested in writing by the shareholder, within five business days after the end of the month or within five business days after a redemption of all of a shareholder's shares of a particular class. The Fund does not expect to realize net long-term capital gains.


     Dividends are determined in the same manner for each class of shares of the Fund but may differ in amount because of the difference in the expenses paid by each class.

     Institutional shareholders may elect to have their dividends reinvested in additional full and fractional shares of the same class of shares with respect to which such dividends are declared at the net asset value of such shares on the payment date. Reinvested dividends receive the same tax treatment as dividends paid in cash. Such election, or any revocation thereof, must be made in writing to PFPC at P.O. Box 8950, Wilmington, Delaware 19899, and will become effective after its receipt by PFPC with respect to dividends paid.

     PFPC, as transfer agent, will send each Fund shareholder or its authorized representative an annual statement designating the amount, if any, of any dividends and distributions made during each year and their federal tax qualification.

                                     TAXES

     The Fund qualified in its last taxable year and intends to qualify in future years as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). A regulated investment company is generally exempt from federal income tax on amounts distributed to its shareholders.

     Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that the Fund distribute to its shareholders at least the sum of 90% of its exempt-interest income net of certain deductions and 90% of its investment company taxable income for such year. Dividends derived from exempt-interest income may be treated by the Fund's shareholders as items of interest excludable from their gross income under
Section 103(a) of the Code, unless under the circumstances applicable to the particular shareholder the exclusion would be disallowed. (See the Statement of Additional Information under "Additional Information Concerning Taxes.")


     If the Fund should hold certain private activity bonds issued after August 7, 1986, shareholders must include, as an item of tax preference, the portion of dividends paid by the Fund that is attributable to interest on such bonds in their federal alternative minimum taxable income for purposes of determining liability (if any) for the 26-28% alternative minimum tax applicable to individuals and the 20% alternative minimum tax applicable to corporations. Corporate shareholders must also take all exempt-interest dividends into account in determining certain adjustments for federal alternative minimum tax purposes. Shareholders receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits.


     To the extent, if any, dividends paid to shareholders are derived from taxable income or from long-term or short-term capital gains, such dividends will not be exempt from federal income tax, whether such dividends are paid in the form of cash or additional shares, and may also be subject to state and local taxes. Under state or local law, the Fund's distributions of net investment income may be taxable to investors as dividend income even though a substantial portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

     Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by the shareholders and paid by the Fund on December 31 of such year provided that such dividends are actually paid during January of the following year.

     The foregoing discussion is only a brief summary of some of the important federal tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the federal, state or local income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund should consult their tax advisors with specific reference to their own tax situation.


                                  PERFORMANCE





     From time to time, the "total return", "yields", "effective yields", and "tax-equivalent yields" for MuniFund Shares and Dollar Shares may be quoted in advertisements or in reports to shareholders. Performance quotations are computed separately for each separate class or sub-class of shares. The "yield" for a particular class or sub-class of Fund shares refers to the income generated by an investment in the shares over a specified period (such as a seven-day period). This income is then "annualized"; that is, the amount of income generated by the investment during that period is assumed to be generated for each such period over a 52-week or one-year period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in a particular class or sub-class is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "tax-equivalent yield" demonstrates the level of taxable yield necessary to produce an after-tax yield equivalent to the Fund's tax-free yield for MuniFund Shares and Dollar Shares. It is calculated by increasing the yield (calculated as above) by the amount necessary to reflect the payment of federal taxes at a stated rate. The "tax-equivalent yield" will always be higher than the "yield."



     The Fund's performance may be compared to those of other mutual funds with similar objectives, to bond or other relevant indices, or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds, or to the average performance reported by the Bank Rate Monitor from money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas. For example, such data are reported in national financial publications such as IBC/Donoghue's Money Fund Report(R), Ibbotson Associates of Chicago, The Wall Street Journal and The New York Times, reports prepared by Lipper Analytical Services, Inc., and publications of a local or regional nature.



     The Fund's performance figures for a particular class or sub-class of shares represent the Fund's past performance, will fluctuate, and should not be considered as representative of future results. The performance of any investment is generally a function of portfolio quality and maturity, type of investment, and operating expenses. Any fees charged by Service Organizations directly to their customers in connection with investments in Dollar Shares are not reflected in the Dollar Shares' performance; such fees, if charged, would reduce the actual return received by customers on their investments. The methods used to compute the Fund's yields are described in more detail in the Statement of Additional Information. Investors may call (800) 821-6006 (Dollar Shares code: 59) to obtain current yield information.

                    DESCRIPTION OF SHARES AND MISCELLANEOUS

     The Company was organized as a Maryland corporation in 1979 under the name Municipal Fund for Temporary Investment, Inc. and was reorganized into a Pennsylvania trust effective June 1, 1981. The Company commenced operations of the Fund on February 4, 1980.


     The Company's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest in the Company and to classify or reclassify any unissued shares into one or more classes of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of four classes of shares designated as MuniFund, MuniFund Dollar, MuniCash and MuniCash Dollar. The Declaration of Trust further authorizes the trustees to classify or reclassify any class of shares into one or more sub-classes.



     THIS PROSPECTUS RELATES PRIMARILY TO THE DOLLAR SHARES OF THE FUND AND DESCRIBES ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS, AND OTHER MATTERS RELATING TO THE FUND. INVESTORS WISHING TO OBTAIN SIMILAR INFORMATION REGARDING MUNICASH MAY OBTAIN A SEPARATE PROSPECTUS DESCRIBING THAT PORTFOLIO BY CALLING 800-998-7633.


     The Company does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company will call a meeting of shareholders for the purpose of voting upon the question of removal of a member of the Board of Trustees upon written request of shareholders owning at least 10% of the outstanding shares of the Company entitled to vote.

     Each Fund share represents an equal, proportionate interest in the assets belonging to the Fund. Each share is without par value and has no preemptive or conversion rights. When issued for payment as described in this Prospectus, shares will be fully paid and non-assessable.

     Holders of the Company's MuniFund Shares and Dollar Shares will vote in the aggregate and not by class on all matters, except where otherwise required by law and except that only Dollar Shares will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's arrangements with Service Organizations. Further, shareholders of all of the Company's portfolios will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. (See the Statement of Additional Information under "Additional Description Concerning Fund Shares" for examples where the 1940 Act requires voting by portfolio.) Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of the Company may elect all of the trustees.

     For information concerning the redemption of Fund shares and possible restrictions on their transferability, see "Purchase and Redemption of Shares."

     As stated above, the Company is organized as a trust under the laws of the Commonwealth of Pennsylvania. Shareholders of such a trust may, under certain circumstances, be held personally liable (as if they were partners) for the obligations of the trust. The Company's Declaration of Trust provides for indemnification out of the trust property of any shareholder of the Fund held personally liable solely by reason of being or having been a shareholder and not because of any acts or omissions or some other reason.

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

--------------------------------------------------------------------------------
       NO PERSON HAS BEEN AUTHORIZED
       TO GIVE ANY INFORMATION OR TO
       MAKE ANY REPRESENTATIONS NOT
       CONTAINED IN THIS PROSPECTUS
       OR IN THE FUND'S STATEMENT OF
       ADDITIONAL INFORMATION
       INCORPORATED HEREIN BY
       REFERENCE, IN CONNECTION WITH
       THE OFFERING MADE BY THIS
       PROSPECTUS; AND, IF GIVEN OR
       MADE, SUCH INFORMATION OR
       REPRESENTATIONS MUST NOT BE
       RELIED UPON AS HAVING BEEN
       AUTHORIZED BY THE COMPANY OR
       ITS DISTRIBUTOR. THIS
       PROSPECTUS DOES NOT
       CONSTITUTE AN OFFERING BY THE
       COMPANY OR BY THE DISTRIBUTOR
       IN ANY JURISDICTION IN WHICH
       SUCH OFFERING MAY NOT
       LAWFULLY BE MADE.

     ---------------------------------------------------------------------------
             TABLE OF CONTENTS


                                    PAGE
                                    ----
   Background and Expense
     Information..................       2
   Financial Highlights...........       3
   Investment Objective and
     Policies.....................       5
   Purchase and Redemption of
     Shares.......................       8
   Management of the Fund.........      10
   Dividends......................      13
   Taxes..........................      14
   Performance....................      15
   Description of Shares and
     Miscellaneous................      16


       PIF-P-023
                                                       MUNIFUND
                                                     DOLLAR SHARES
                                                AN INVESTMENT PORTFOLIO
                                                      OFFERED BY
                                                  MUNICIPAL FUND FOR
                                                 TEMPORARY INVESTMENT

                                         [PROVIDENT INSTITUTIONAL FUNDS LOGO]

                                                      Prospectus

                                                    March 30, 1998


--------------------------------------------------------------------------------

                     MUNICIPAL FUND FOR TEMPORARY INVESTMENT
                                   (MuniCash)

                              Cross Reference Sheet

Form N-1A Item                                      Prospectus Caption
--------------                                      ------------------

1.    Cover Page.............................       Cover Page

2.    Synopsis...............................       Background and Expense
                                                    Information

3.    Condensed Financial
        Information..........................       Financial Highlights;
                                                    Yields
4.    General Description of
        Registrant...........................       Cover Page; Financial
                                                    Highlights; Investment
                                                    Objective and
                                                    Policies; Description
                                                    of Shares and
                                                    Miscellaneous

5.    Management of the Fund.................       Management of the
                                                    Fund; Dividends

6.    Capital Stock and Other
        Securities...........................       Cover Page; Financial
                                                      Highlights; Dividends;
                                                    Taxes; Description of
                                                    Shares and
                                                    Miscellaneous

7.    Purchase of Securities Being
        Offered..............................       Management of the
                                                    Fund; Purchase and
                                                    Redemption of Shares

8.    Redemption or Repurchase...............       Purchase and
                                                    Redemption of Shares

9.    Pending Legal Proceedings..............       Inapplicable

                                    MUNICASH
                       An Investment Portfolio Offered by
                    MUNICIPAL FUND FOR TEMPORARY INVESTMENT


400 Bellevue Parkway                                    For purchase and redemption orders only call:
Suite 100                                               800-441-7450 (in Delaware: 302-791-5350).
Wilmington, DE 19809                                    For yield information call: 800-821-6006
                                                        (MuniCash shares code: 48; MuniCash Dollar
                                                        shares code: 54).
                                                        For other information call: 800-821-7432 or
                                                        visit our web site at www.pif.com.



    Municipal Fund for Temporary Investment (the "Company") is a no-load, diversified, open-end investment company that currently offers shares in two separate investment portfolios. The two classes of shares described in this Prospectus represent interests in the MuniCash portfolio, a money market portfolio (the "Fund"). The Fund's investment objective is to provide institutions with as high a level of current interest income exempt from federal income taxes as is consistent with relative stability of principal. The Fund invests substantially all of its assets in short-term tax-exempt obligations issued by state and local governments.


    Fund shares may not be purchased by individuals directly but institutional investors may purchase shares for accounts maintained by individuals. In addition to MuniCash Shares, investors may purchase MuniCash Dollar Shares ("Dollar Shares"), which accrue daily dividends in the same manner as MuniCash Shares but bear all fees payable by the Fund to institutional investors for certain services they provide to the beneficial owners of such Shares. (See "Management of the Fund--Service Organizations.")
                            ------------------------

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED,
   ENDORSED, OR OTHERWISE SUPPORTED BY PNC BANK CORP. OR ITS AFFILIATES, OR
     THE U.S. GOVERNMENT, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL
       DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY
         OTHER AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT
            RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THERE
            CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO MAINTAIN
                   ITS NET ASSET VALUE OF $1.00 PER SHARE.

                            ------------------------


    BlackRock Institutional Management Corporation ("BIMC"), formerly PNC Institutional Management Corporation ("PIMC"), serves as the Fund's investment adviser. PFPC Inc. ("PFPC") and Provident Distributors, Inc. ("PDI") serve as the Fund's administrators. PDI also serves as the Fund's distributor.



    This Prospectus briefly sets forth certain information about the Fund that investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. Additional information about the Fund, contained in a Statement of Additional Information currently dated March 30, 1998, has been filed with the Securities and Exchange Commission ("SEC") and is available to investors without charge by calling the Fund at 800-821-7432. The Prospectus and Statement of Additional Information are also available for reference, along with other related materials, on the SEC Internet Web Site (http://www.sec.gov). The Statement of Additional Information, as amended from time to time, is incorporated in its entirety by reference into this Prospectus.


                            ------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED, BY THE
   SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
     NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
       SECURITIES COMMISSION PASSED UPON THE ACCURACY
         OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            ------------------------

                                 March 30, 1998

                       BACKGROUND AND EXPENSE INFORMATION

     Two classes of Shares are offered by this Prospectus: MuniCash Shares and Dollar shares. Shares of each class represent equal, pro rata interests in the Fund and accrue daily dividends in the same manner except that the Dollar Shares bear fees payable by the Fund (at the rate of .25% per annum) to institutional investors for services they provide to the beneficial owners of such Shares. (See "Management of the Fund--Service Organizations.")

                                EXPENSE SUMMARY


                                                                                  MUNICASH
                                                                 MUNICASH          DOLLAR
          ESTIMATED ANNUAL FUND OPERATING EXPENSES                SHARES           SHARES
          ----------------------------------------            --------------   ---------------
(as a percentage of average net assets)

     Management Fees (net of waivers).......................          .06%              .06%
     Other Expenses.........................................          .12%              .37%
          Administration Fees (net of waivers)..............  .06%             .06%
          Shareholder Servicing Fees........................  .00%             .25%
          Miscellaneous.....................................  .06%             .06%
                                                              ----     ----     ----     ----
     Total Fund Operating Expenses (net of waivers).........          .18%              .43%
                                                                       ====              ====


------------

                          EXAMPLE                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
                          -------                             ------   -------   -------   --------
You would pay the following expenses on a $1,000 investment, assuming: (1) a 5% annual return; and (2) redemption at
  the end of each time period with respect to the following
  shares:
     MuniCash Shares:.......................................    $2       $ 6       $10       $23
     Dollar Shares:.........................................    $4       $14       $24       $54

THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATE OF RETURN. ACTUAL EXPENSES AND RATE OF RETURN MAY BE GREATER OR LESSER THAN THOSE SHOWN.


     The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. In addition, institutional investors may charge fees for providing services in connection with their customers' investments in Dollar Shares. (For more complete descriptions of the various costs and expenses, see "Management of the Fund" in this Prospectus and the Statement of Additional Information and the financial statements and related notes.) Absent fee waivers and expense reimbursements for such period, the estimated "Total Fund Operating Expenses" for MuniCash Shares and Dollar Shares for the fiscal year ended November 30, 1997 would have been .41% and .66%, respectively, of the average daily net assets of the MuniCash portfolio. The investment adviser and administrators may from time to time waive the advisory and administration fees otherwise payable to them or may reimburse the Fund for its operating expenses. The Fund has received a No-Action Letter from the SEC in connection with receiving credits from its custodian, an affiliate of the Fund's investment adviser, for certain cash balances held by the custodian. If implemented, such audits may reduce custodian fees payable by the Fund but may not reduce the Fund's total operating expense ratio. The foregoing table has not been audited by the Fund's independent accountants.

                              FINANCIAL HIGHLIGHTS


     The following financial highlights for MuniCash Shares and Dollar Shares have been derived from the financial statements of the Fund for the fiscal year ended November 30, 1997, and for each of the nine preceding fiscal years. The financial highlights for the fiscal years set forth below have been audited by KPMG Peat Marwick LLP, independent accountants whose report on the financial statements and financial highlights (for the most recent five years) of the Fund is incorporated herein and by reference into the Statement of Additional Information. The tables should be read in conjunction with the financial statements and related notes incorporated by reference into the Statement of Additional Information. Further information about the performance of the Fund is available in the annual report to shareholders, which may be obtained without charge by calling 800-821-7432.


                                MUNICASH SHARES
                              FINANCIAL HIGHLIGHTS
                (For a Share Outstanding Throughout Each Period)

                                                                       YEAR ENDED NOVEMBER 30,
                                     --------------------------------------------------------------------------------------------
                                       1997          1996          1995          1994          1993          1992          1991
                                     --------      --------      --------      --------      --------      --------      --------
Net asset value, beginning
  of period........................  $   1.00      $   1.00      $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                     --------      --------      --------      --------      --------      --------      --------
Income from investment
  operations:
Net investment income..............     .0358         .0350         .0382         .0266         .0235         .0300         .0453
                                     --------      --------      --------      --------      --------      --------      --------
Less distributions:
Dividends to shareholders from
  net investment income............    (.0358)       (.0350)       (.0382)       (.0266)       (.0235)       (.0300)       (.0453)
                                     --------      --------      --------      --------      --------      --------      --------
Net asset value, end of period.....  $   1.00      $   1.00      $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                     ========      ========      ========      ========      ========      ========      ========
Total return.......................      3.63%         3.56%         3.89%         2.69%         2.38%         3.04%         4.62%
Ratios/Supplemental data:
Net assets, end of period (000s)...   397,681       281,544       321,642       273,439       572,482       857,812       361,280
Ratio of expenses to average daily
  net assets(1)....................       .18%          .18%          .18%          .19%          .20%          .20%          .20%
Ratio of net investment income to
  average daily net assets.........      3.58%         3.50%         3.83%         2.59%         2.36%         2.90%         4.58%

                                          YEAR ENDED NOVEMBER 30,
                                     ----------------------------------
                                      1990         1989        1988(2)
                                     -------      -------      --------
Net asset value, beginning
  of period........................  $  1.00      $  1.00      $   1.00
                                     -------      -------      --------
Income from investment
  operations:
Net investment income..............    .0577        .0613         .0506
                                     -------      -------      --------
Less distributions:
Dividends to shareholders from
  net investment income............   (.0577)      (.0613)       (.0506)
                                     -------      -------      --------
Net asset value, end of period.....  $  1.00      $  1.00      $   1.00
                                     =======      =======      ========
Total return.......................     5.93%        6.31%         5.18%
Ratios/Supplemental data:
Net assets, end of period (000s)...  352,614       60,312        37,702
Ratio of expenses to average daily
  net assets(1)....................      .15%         .24%          .24%
Ratio of net investment income to
  average daily net assets.........     5.76%        6.10%         5.05%


------------

(1) Without the waiver of advisory and administration fees, the ratios of expenses to average daily net assets would have been 0.41%, 0.42%, 0.41%, 0.42%, 0.42%, 0.40%, 0.43%, 0.43%, 0.44% and 0.43% for the years ended
    November 30, 1997, 1996, 1995, 1994, 1993, 1992, 1991, 1990, 1989 and 1988,
    respectively.


(2) Total return data has not been audited.

                             MUNICASH DOLLAR SHARES
                              FINANCIAL HIGHLIGHTS
                (For a Share Outstanding Throughout Each Period)

                                                                          YEAR ENDED NOVEMBER 30,
                                          ----------------------------------------------------------------------------------------
                                            1997          1996          1995         1994         1993         1992         1991
                                          --------      --------      --------      -------      -------      -------      -------
Net asset value, beginning of period....  $   1.00      $   1.00      $   1.00      $  1.00      $  1.00      $  1.00      $  1.00
                                          --------      --------      --------      -------      -------      -------      -------
Income from investment operations:
Net investment income...................     .0333         .0325         .0357        .0241        .0210        .0275        .0428
                                          --------      --------      --------      -------      -------      -------      -------
Less distributions:
Dividends to shareholders from net
  investment income.....................    (.0333)       (.0325)       (.0357)      (.0241)      (.0210)      (.0275)      (.0428)
                                          --------      --------      --------      -------      -------      -------      -------
Net asset value, end of period..........  $   1.00      $   1.00      $   1.00      $  1.00      $  1.00      $  1.00      $  1.00
                                          ========      ========      ========      =======      =======      =======      =======
Total return............................      3.38%         3.31%         3.64%        2.44%        2.13%        2.79%        4.37%
Ratios/Supplemental data:
Net assets, end of period (000s)........   150,089       101,528       101,424       99,688       95,225       81,669       49,582
Ratio of expenses to average daily net
  assets(1).............................       .43%          .43%          .43%         .44%         .45%         .45%         .45%
Ratio of net investment income to
  average daily net assets..............      3.33%         3.25%         3.58%        2.34%        2.11%        2.65%        4.33%

                                               YEAR ENDED NOVEMBER 30,
                                          ---------------------------------
                                           1990         1989        1988(2)
                                          -------      -------      -------
Net asset value, beginning of period....  $  1.00      $  1.00      $  1.00
                                          -------      -------      -------
Income from investment operations:
Net investment income...................    .0552        .0588        .0483
                                          -------      -------      -------
Less distributions:
Dividends to shareholders from net
  investment income.....................   (.0552)      (.0588)      (.0483)
                                          -------      -------      -------
Net asset value, end of period..........  $  1.00      $  1.00      $  1.00
                                          =======      =======      =======
Total return............................     5.68%        6.06%        4.93%
Ratios/Supplemental data:
Net assets, end of period (000s)........   52,213       40,102       52,773
Ratio of expenses to average daily net
  assets(1).............................      .40%         .49%         .47%
Ratio of net investment income to
  average daily net assets..............     5.51%        5.87%        4.82%


------------

(1) Without the waiver of advisory and administration fees, the ratios of expenses to average daily net assets would have been 0.66%, 0.67%, 0.66%, 0.67%, 0.67%, 0.65%, 0.68%, 0.68%, 0.69% and 0.66%, for the years ended
    November 30, 1997, 1996, 1995, 1994, 1993, 1992, 1991, 1990, 1989 and 1988,
    respectively.


(2) Total return data has not been audited.

                       INVESTMENT OBJECTIVE AND POLICIES

IN GENERAL


     The Fund's investment objective is to provide investors with as high a level of current interest income exempt from federal income tax as is consistent with relative stability of principal. There can be no assurance that the Fund will achieve its investment objective. The Fund is a money market fund that is subject to the quality, diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act") and other rules SEC.


     In pursuing its investment objective, the Fund invests substantially all of its assets in a diversified portfolio of short-term tax-exempt obligations issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their respective authorities, agencies, instrumentalities, and political subdivisions and tax-exempt derivative securities such as tender option bonds, participation, beneficial interests in trusts and partnership interests (collectively, "Municipal Obligations"). The Fund will not knowingly purchase securities the interest on which is subject to regular federal income tax. (See, however, "Taxes" below concerning treatment of exempt-interest dividends paid by the Fund for purposes of the federal alternative minimum tax applicable to particular classes of investors.)

     Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance, and opinions relating to the validity of and the tax-exempt status of payments received by the Funds from tax-exempt derivative securities are rendered by counsel to the respective sponsors of such securities. The Fund and its investment adviser will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Obligations, the creation of any tax-exempt derivative securities, or the bases for such opinions.


     The Fund will purchase only Municipal Obligations which are "Eligible Securities" (as defined by the SEC) and which present minimal credit risks as, generally, determined by the Fund's investment adviser pursuant to guidelines approved by the Company's Board of Trustees. Eligible Securities consist of the following types of securities: (i) securities that have short-term debt ratings at the time of purchase in the two highest rating categories by at least two unaffiliated nationally recognized statistical rating organizations ("Rating Agencies") (or one Rating Agency if the security was rated by only one Rating Agency); (ii) securities that are issued by an issuer (or, in certain cases guaranteed by an issuer) with such ratings; or (iii) securities without such short-term ratings that have been determined to be of comparable quality by the Fund's investment adviser pursuant to guidelines approved by the Company's Board of Trustees. The Appendix to the Statement of Additional Information includes a description of applicable ratings by Rating Agencies.


     Except during periods of unusual market conditions or during temporary defensive periods, the Fund will invest substantially all, but in no event less than 80%, of its total assets in Municipal Obligations with remaining maturities of 397 days (thirteen months) or less as determined in accordance with the rules of the SEC. The Fund may hold uninvested cash reserves pending investment, during temporary defensive periods or if, in the opinion of the Fund's investment adviser, suitable tax-exempt obligations are unavailable. There is no percentage limitation on the amount of assets which may be held uninvested. Uninvested cash reserves will not earn income.

     Except for the investment limitations enumerated below, the Fund's investment objective and the policies described above are not fundamental and may be changed by the Company's Board of Trustees without the affirmative vote of the holders of a majority of the Fund's outstanding shares. If there is a change in the investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. (A full list of the complete investment limitations that cannot be changed without a vote of shareholders is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

The Fund may not:

          1. Purchase any securities other than obligations the interest on which is exempt from federal income tax, which may have put options.

          2. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's assets would be invested in the securities of such issuer except that up to 25% of the value of the Fund's assets may be invested without regard to this 5% limitation.

          3. Borrow money except from banks for temporary purposes and then in amounts not in excess of 10% of the value of the Fund's assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's assets at the time of such borrowing. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.)

          4. Knowingly invest more than 10% of the value of the Fund's assets in securities with legal or contractual restrictions on resale.


     Pursuant to SEC Rule 2a-7 under the 1940 Act, the Fund may not invest more than 5% of its assets, measured at the time of purchase, in the securities of any one issuer other than U.S. Government Securities, repurchase agreements collateralized by such securities and securities subject to certain guarantees. The Fund may, however, invest up to 25% of its assets in First Tier Securities of a single issuer for a period of up to three business days after the purchase thereof, although the Fund may not invest more than one such investment at a time. The Fund's compliance with the diversification requirements of SEC Rule 2a-7 will be deemed compliance with the Fund's diversification restriction above.


     In addition, without the affirmative vote of the holders of a majority of the Fund's outstanding shares, the Fund may not change its policy of investing at least 80% of its total assets in obligations the interest on which is exempt from federal income tax (except during periods of unusual market conditions or during temporary defensive periods). Securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities (including securities backed by the full faith and credit of the United States) are not deemed to be subject to the second investment limitation above.

     If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of the Fund's portfolio securities will not constitute a violation of such limitation.

TYPES OF MUNICIPAL OBLIGATIONS

     The two principal classifications of Municipal Obligations which may be held by the Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

     The Fund's portfolio may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

OTHER INVESTMENT PRACTICES


     Municipal Obligations purchased by the Fund may include variable rate demand notes. Such notes are frequently not rated by credit rating agencies, but unrated notes purchased by the Fund will be determined by the Fund's investment adviser to be of comparable quality at the time of purchase to rated instruments purchasable by the Fund. Where necessary to ensure that a note is an Eligible Security, the Fund will require that the issuer's obligation to pay the principal of the note be backed by a guarantee in accordance with SEC Rule 2a-7. While there may be no active secondary market with respect to a particular variable rate demand note purchased by the Fund, the Fund may, upon the notice specified in the note, demand payment of the principal of the note at any time or during specified periods not exceeding thirteen months, depending upon the instrument involved, and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for the Fund to dispose of a variable rate demand note if the issuer were to default on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. While, in general, the Fund will invest only in securities that mature within thirteen months of purchase, the Fund may invest in variable rate demand notes which have nominal maturities in excess of thirteen months, if such instruments carry demand features that comply with conditions established by the SEC.


     The Fund may also purchase Municipal Obligations on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Fund will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. The Fund expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions. The Fund does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.

     In addition, the Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Fund's option specified Municipal Obligations at a specified price. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

     Although the Fund may invest more than 25% of its net assets in (i) Municipal Obligations whose issuers are in the same state and (ii) Municipal Obligations the interest on which is paid solely from revenues of similar projects, it does not presently intend to do so on a regular basis. To the extent the Fund's assets are concentrated in Municipal Obligations that are payable from the revenues of similar projects or are issued by issuers located in the same state, the Fund will be subject to the peculiar risks presented by such projects and by the laws and economic conditions relating to such states to a greater extent than it would be if its assets were not so concentrated. In addition, the Fund may invest its net assets without limitation in private activity bonds. While interest paid on private activity bonds will be exempt from regular federal income tax, it may be treated as a specific tax preference item under the federal alternative minimum tax. (See "Taxes".) Investors should also be aware of the possibility of state and local alternative minimum income tax or minimum income tax liability on interest from private activity bonds.

     The Fund will not knowingly invest more than 10% of the value of its total net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The Fund's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Trustees. (See "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information.)

     The Fund may purchase securities which are not registered under the Securities Act of 1933 (the "1933 Act") but which can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Board of Trustees or the adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a portfolio during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

     The value of the Fund's portfolio securities can be expected to vary inversely with changes in prevailing interest rates.

                       PURCHASE AND REDEMPTION OF SHARES

PURCHASE PROCEDURES

     Fund shares are sold at the net asset value per share next determined after acceptance of a purchase order by PFPC, the Fund's transfer agent. Purchase orders for shares are accepted only on days on which both the New York Stock Exchange and the Federal Reserve Bank of

Philadelphia are open for business and must be transmitted to PFPC in Wilmington, Delaware by telephone (800-441-7450; in Delaware: 302-791-5350) or through the Fund's computer access program. Orders accepted before 12:00 noon, Eastern time, for which payment has been received by PNC Bank, the Fund's custodian, will be executed at 12:00 noon. Orders accepted after 12:00 noon and before 2:30 P.M., Eastern time (or orders accepted earlier in the same day for which payment has not been received by 12:00 noon), will be executed at 4:00 P.M., Eastern time, if payment has been received by PNC Bank by that time. Orders received at other times, and orders for which payment has not been received by 4:00 P.M., Eastern time, will not be accepted, and notice thereof will be given to the institution placing the order. (Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending institution.) The Fund may in its discretion reject any order for shares.

     Payment for Fund shares may be made only in federal funds or other funds immediately available to PNC Bank. The minimum initial investment by an institution is $3 million for MuniCash Shares and $5,000 for Dollar Shares; however, broker-dealers and other institutional investors may set a higher minimum for their customers. There is no minimum subsequent investment. The Fund, at its discretion, may reduce the minimum initial investment for MuniCash Shares for specific institutions whose aggregate relationship with the Provident Institutional Funds is substantially equivalent to this $3 million minimum and warrants this reduction.

     Conflict of interest restrictions may apply to an institution's receipt of compensation paid by the Fund in connection with the investment of fiduciary funds in Dollar Shares. (See also "Management of the Fund--Service Organizations.") Institutions, including banks regulated by the Comptroller of the Currency, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, should consult their legal advisors before investing fiduciary funds in Dollar Shares. (See also "Management of the Fund--Banking Laws.")

REDEMPTION PROCEDURES

     Redemption orders must be transmitted to PFPC in Wilmington, Delaware in the manner described under "Purchase Procedures." Shares are redeemed at the net asset value per share next determined after PFPC's receipt of the redemption order. While the Fund intends to use its best efforts to maintain its net asset value per share at $1.00, the proceeds paid to a shareholder upon redemption may be more or less than the amount invested depending upon a share's net asset value at the time of redemption.

     Payment for redeemed shares for which a redemption order is received by PFPC before 12:00 noon, Eastern time, on a Business Day is normally made in federal funds wired to the redeeming shareholder on the same day. Payment for redemption orders which are received between 12:00 noon and 4:00 P.M., Eastern time, or on a day when PNC Bank is closed, is normally wired in federal funds on the next day following redemption that PNC Bank is open for business.

     The Fund shall have the right to redeem shares in any account if the value of the account is less than $1,000 after sixty-days' prior written notice to the shareholder. Any such redemption shall be effected at the net asset value per share next determined after the redemption order is entered. If during the sixty-day period the shareholder increases the value of its account to $1,000 or more, no such redemption shall take place. Moreover, if a shareholder's MuniCash Shares account falls below an average of $100,000 in any particular calendar month, the account may be charged an account maintenance fee with respect to that month. In addition, the Fund may also redeem shares involuntarily or suspend the right of redemption or under certain special circumstances described in the Statement of Additional Information under "Additional Purchase and Redemption Information."

OTHER MATTERS


     The Fund's net asset value per share for purposes of pricing purchase and redemption orders is determined by BIMC as of 12:00 noon and 4:00 P.M., Eastern time, on each day on which both the Federal Reserve Bank of Philadelphia and the New York Stock Exchange are open for business. Currently, one or both of these institutions are closed on the customary national business holidays of New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Columbus Day (observed), Veterans Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of the Fund is calculated by adding the value of all securities and other assets belonging to the Fund, subtracting liabilities attributable to each class, and dividing the result by the total number of the Fund's outstanding shares of each class. In computing net asset value, the Fund uses the amortized cost method of valuation as described in the Statement of Additional Information under "Additional Purchase and Redemption Information." The Fund's net asset value per share for purposes of pricing purchase and redemption orders is determined independently of the net asset values of the shares in the Company's other investment portfolios.


     Fund shares are sold and redeemed without charge by the Fund. Institutional investors purchasing or holding Fund shares for their customers accounts may charge customer fees for cash management and other services provided in connection with their accounts. A customer should, therefore, consider the terms of its account with an institution before purchasing Fund shares. An institution purchasing or redeeming Fund shares on behalf of its customers is responsible for transmitting orders to the Fund in accordance with its customer agreements.

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

     The business and affairs of the Fund are managed under the direction of the Company's Board of Trustees.

INVESTMENT ADVISER AND SUB-ADVISER


     BIMC, a wholly-owned, indirect subsidiary of PNC Bank, serves as the Fund's investment adviser. BIMC is one of the largest U.S. bank managers of mutual funds with assets currently under management in excess of $39 billion. BIMC was organized in 1977 by PNC Bank to perform advisory services for investment companies, and has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809. PNC Bank is one of the largest bank managers of investments for individuals in the United States, and together with its predecessors has been in the business of managing the investments of fiduciary and other accounts since 1847. PNC Bank is a wholly owned, indirect subsidiary of PNC Bank Corp., and has its principal offices at 1600 Market Street, Philadelphia, Pennsylvania 19103. In 1973, Provident National Bank (a predecessor to PNC Bank) commenced advising the first institutional money market mutual fund--a U.S. dollar-denominated constant net asset value fund--offered in the United States. PNC Bank also serves as the Fund's custodian. BIMC also serves as investment adviser to the Company's MuniFund portfolio.


     PNC Bank Corp., a multi-bank holding company headquartered in Pittsburgh, Pennsylvania, is one of the largest financial service organizations in the United States, with banking subsidiaries in Pennsylvania, New Jersey, Delaware, Ohio, Kentucky, Indiana, Massachusetts and Florida. Its major businesses include corporate banking, consumer banking, real estate banking, mortgage banking and asset management.


     As investment adviser, BIMC manages the Fund's portfolio and is responsible for all purchases and sales of the Fund's portfolio securities. BIMC also maintains certain of the Fund's financial accounts and records and computes the Fund's net asset value and net income. For the investment advisory services provided and expenses assumed by it, BIMC is entitled to receive a fee, computed daily and payable monthly, based on the Fund's average daily net assets. BIMC and the administrators may from time to time reduce the investment advisory and administration fees otherwise payable to them or may reimburse the Fund for its operating expenses. Any fees waived or expenses reimbursed by BIMC and the administrators with respect to a particular fiscal year are not recoverable. For the fiscal year ended November 30, 1997, the Fund paid investment advisory fees aggregating .10% of the Fund's average daily net assets.



     PNC Bank, as sub-adviser to the Fund, provided research, credit analysis and recommendations with respect to the Fund's investments, and supplied certain computer facilities, personnel and other services. The personnel and facilities related to these services have been transferred to BIMC and BIMC has assumed PNC Bank's responsibilities under the sub-advisory agreement. For its sub-advisory services, PNC Bank was entitled to receive from PIMC an amount equal to 75% of the investment advisory fee paid by the Fund to PIMC (subject to adjustment in certain circumstances). The sub-advisory fees paid by PIMC to PNC Bank had no effect on the investment advisory fees payable by the Fund to PIMC. The services provided by BIMC and the fees payable by the Fund for these services are described further in the Statement of Additional Information under "Management of the Funds."


ADMINISTRATORS


     PFPC, whose principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809, and PDI, whose principal business address is Four Falls Corporate Center, 6th Floor, West Conshohocken, Pennsylvania 19428, serve as administrators. PFPC is an indirect, wholly-owned subsidiary of PNC Bank Corp. All of the outstanding stock of PDI is owned by PDI's chief executive officer. The administrative services provided by the administrators, which are described more fully in the Statement of Additional Information, include providing and supervising the operation of an automated data processing system to process purchase and redemption orders; assisting in maintaining the Fund's Wilmington, Delaware office; performing administrative services in connection with the Fund's computer access program maintained to facilitate shareholder access to the Fund; accumulating information for and coordinating the preparation of reports to the Fund's shareholders and the SEC; and maintaining the registration or qualification of the Fund's shares for sale under state securities laws. PFPC and PDI are each responsible for carrying out the duties undertaken pursuant to the Administration Agreement with the Fund.


     For their administrative services, the administrators are entitled jointly to receive a fee, computed daily and payable monthly, based on the Fund's average net assets. (For information regarding the administrators' fee waivers and expense reimbursements, see "Investment Adviser and Sub-Adviser" above.) The Fund also reimburses each administrator for its reasonable out-of-pocket expenses incurred in connection with the Fund's computer access program. For the fiscal year ended November 30, 1997, the Fund paid administrative fees aggregating .10% of its average daily net assets.


     PFPC also serves as transfer agent, registrar and dividend disbursing agent. PFPC's address as transfer agent is P.O. Box 8950, Wilmington, Delaware 19885-9628. The services provided by PFPC and PDI and the fees payable by the Fund for these services are described further in the Statement of Additional Information under "Management of the Fund."

DISTRIBUTOR

     PDI, whose principal business address is set forth above under "Administrators," also serves as distributor of the Fund's shares. Fund shares are sold on a continuous basis by the distributor as agent. The distributor pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Fund (excluding preparation and printing expenses necessary for the continued registration of the Fund's shares) and of printing and distributing all sales literature. No compensation is payable by the Fund to the distributor for its distribution services.

SERVICE ORGANIZATIONS

     Institutional investors, such as banks, savings and loan associations and other financial institutions, including affiliates of PNC Bank Corp. ("Service Organizations"), may purchase Dollar Shares. Dollar Shares are identical in all respects to MuniCash Shares except that they bear the service fees described below and enjoy certain exclusive voting rights on matters relating to these fees. The Fund will enter into an agreement with each Service Organization which purchases Dollar Shares requiring it to provide support services to its customers who are the beneficial owners of such shares in consideration of the Fund's payment of .25% (on an annualized basis) of the average daily net asset value of the Dollar Shares held by the Service Organization for the benefit of customers. Such services, which are described more fully in the Statement of Additional Information under "Management of the Funds--Service Organizations," include aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with PFPC; processing dividend payments from the Fund on behalf of customers; providing information periodically to customers showing their positions in Dollar Shares; and providing sub-accounting or the information necessary for subaccounting with respect to Dollar Shares beneficially owned by customers. Under the terms of the agreements, Service Organizations are required to provide to their customers a schedule of any fees that they may charge to the customers in connection with their investments in Dollar Shares. MuniCash Shares are sold to institutions that have not entered into servicing agreements with the Fund in connection with their investments.

EXPENSES


     Except as noted above and in the Statement of Additional Information, the Fund's service contractors bear all expenses in connection with the performance of their services. Similarly, the Fund bears the expenses incurred in its operations. For the fiscal year ended November 30, 1997, the Fund's total expenses for MuniCash Shares and Dollar Shares were .18% and .43% of the average daily net assets. With regard to fees paid exclusively by Dollar Shares, see "Service Organizations" above.

BANKING LAWS


     Banking laws and regulations presently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company engaged continuously in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities such as Fund shares. Such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company, or from purchasing shares of such a company for or upon the order of customers. PNC Bank, BIMC and PFPC, as well as some Service Organizations, are subject to such banking laws and regulations, but believe they may perform the services for the Fund contemplated by their respective agreements, this Prospectus and the Statement of Additional Information without violating applicable banking laws or regulations.


     Should future legislative, judicial or administrative action prohibit or restrict the activities of bank Service Organizations in connection with the provision of support services to their customers, the Fund might be required to alter or discontinue its arrangements with Service Organizations and change its method of operations with respect to Dollar Shares. It is not anticipated, however, that any change in the Fund's method of operations would affect its net asset value per share or result in a financial loss to any customer.

                                   DIVIDENDS


     Shareholders of the Fund are entitled to dividends and distributions arising only from the net investment income and capital gains, if any, earned on investments held by the Fund. The Fund distributes substantially all of its net investment income and capital gains, if any, to shareholders each year. Shares begin accruing dividends on the day the purchase order for the shares is executed and continue to accrue dividends through the day before such shares are redeemed. Dividends are paid monthly by check, or by wire transfer if requested in writing by the shareholder, within five business days after the end of the month or within five business days after a redemption of all of a shareholder's shares of a particular class. The Fund does not expect to realize net long-term capital gains.


     Dividends are determined in the same manner for each class of shares of the Fund but may differ in amount because of the difference in the expenses paid by each class.

     Institutional shareholders may elect to have their dividends reinvested in additional full and fractional shares of the same class of shares with respect to which such dividends are declared at the net asset value of such shares on the payment date. Reinvested dividends receive the same tax treatment as dividends paid in cash. Such election, or any revocation thereof, must be made in writing to PFPC at P.O. Box 8950, Wilmington, Delaware 19899, and will become effective after its receipt by PFPC with respect to dividends paid.

     PFPC, as transfer agent, will send each Fund shareholder or its authorized representative an annual statement designating the amount, if any, of any dividends and distributions made during each year and their federal tax qualification.

                                     TAXES

     The Fund qualified in its last taxable year and intends to qualify in future years as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). A regulated investment company is generally exempt from federal income tax on amounts distributed to its shareholders.

     Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that the Fund distribute to its shareholders at least the sum of 90% of its exempt-interest income net of certain deductions and 90% of its investment company taxable income for such year. Dividends derived from exempt-interest income may be treated by the Fund's shareholders as items of interest excludable from their gross income under
Section 103(a) of the Code, unless under the circumstances applicable to the particular shareholder the exclusion would be disallowed. (See the Statement of Additional Information under "Additional Information Concerning Taxes.")


     If the Fund should hold certain private activity bonds issued after August 7, 1986, shareholders must include, as an item of tax preference, the portion of dividends paid by the Fund that is attributable to interest on such bonds in their federal alternative minimum taxable income for purposes of determining liability (if any) for the 26-28% alternative minimum tax applicable to individuals and the 20% alternative minimum tax applicable to corporations. Corporate shareholders must also take all exempt-interest dividends into account in determining certain adjustments for federal alternative minimum tax purposes. Shareholders receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits.


     To the extent, if any, dividends paid to shareholders are derived from taxable income or from long-term or short-term capital gains, such dividends will not be exempt from federal income tax, whether such dividends are paid in the form of cash or additional shares, and may also be subject to state and local taxes. Under state or local law, the Fund's distributions of net investment income may be taxable to investors as dividend income even though a substantial portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

     Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by the shareholders and paid by the Fund on December 31 of such year provided that such dividends are actually paid during January of the following year.

     The foregoing discussion is only a brief summary of some of the important federal tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the federal, state or local income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund should consult their tax advisors with specific reference to their own tax situation.

                                  PERFORMANCE





     From time to time, the "total return", "yields", "effective yields" and "tax-equivalent yields" for MuniCash Shares and Dollar Shares may be quoted in advertisements or in reports to shareholders. Performance quotations are computed separately for each separate class or sub-class of shares. The "yield" for a particular class or sub-class of Fund shares refers to the income generated by an investment in the shares over a specified period (such as a seven-day period). This income is then "annualized"; that is, the amount of income generated by the investment during that period is assumed to be generated for each such period over a 52-week or one-year period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in a particular class or sub-class is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "tax-equivalent yield" demonstrates the level of taxable yield necessary to produce an after-tax yield equivalent to the Fund's tax-free yield for MuniCash Shares and Dollar Shares. It is calculated by increasing the yield (calculated as above) by the amount necessary to reflect the payment of federal taxes at a stated rate. The "tax-equivalent yield" will always be higher than the "yield".



     The Fund's performance may be compared to those of other mutual funds with similar objectives, to bond or other relevant indices, or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds, or to the average performance reported by the Bank Rate Monitor from money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas. For example, such data are reported in national financial publications such as IBC/Donoghue's Money Fund Report(R), Ibbotson Associates of Chicago, The Wall Street Journal, and The New York Times, reports prepared by Lipper Analytical Services, Inc., and publications of a local or regional nature.



     The Fund's performance figures for a particular class or sub-class of shares represent the Fund's past performance, will fluctuate, and should not be considered as representative of future results. The performance of any investment is generally a function of portfolio quality and maturity, type of investment, and operating expenses. Any fees charged by Service Organizations or other institutional investors directly to their customers in connection with investments in Fund shares are not reflected in the Fund's performance; such fees, if charged, would reduce the actual return received by customers on their investments. The methods used to compute the Fund's yields are described in more detail in the Statement of Additional Information. Investors may call (800) 821-6006 (MuniCash Shares code: 48; Dollar Shares code: 54) to obtain current yield information.


                    DESCRIPTION OF SHARES AND MISCELLANEOUS

     The Company was organized as a Maryland corporation in 1979 under the name Municipal Fund for Temporary Investment, Inc. and was reorganized into a Pennsylvania trust effective June 1, 1981. The Company commenced operations of the Fund on February 23, 1984.

     The Company's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest in the Company and to classify or reclassify any unissued shares into one or more classes of shares. Pursuant to such authority, the

Board of Trustees has authorized the issuance of four classes of shares designated as MuniCash, MuniCash Dollar, MuniFund and MuniFund Dollar. The Declaration of Trust further authorizes the trustees to classify or reclassify any class of shares into one or more sub-classes.



     THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO THE FUND AND DESCRIBE ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS, AND OTHER MATTERS RELATING TO THE FUND. INVESTORS WISHING TO OBTAIN SIMILAR INFORMATION REGARDING MUNIFUND MAY OBTAIN A SEPARATE PROSPECTUS DESCRIBING THAT PORTFOLIO BY CALLING 800-998-7633.


     The Company does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company will call a meeting of shareholders for the purpose of voting upon the question of removal of a member of the Board of Trustees upon written request of shareholders owning at least 10% of the outstanding shares of the Company entitled to vote.

     Each Fund share represents an equal proportionate interest in the assets belonging to the Fund. Each share is without par value and has no preemptive or conversion rights. When issued for payment as described in this Prospectus, shares will be fully paid and non-assessable.

     Holders of the Company's MuniCash Shares and Dollar Shares will vote in the aggregate and not by class on all matters, except where otherwise required by law and except that only Dollar Shares will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's arrangements with Service Organizations. Further, shareholders of all of the Company's portfolios will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. (See the Statement of Additional Information under "Additional Description Concerning Fund Shares" for examples where the 1940 Act requires voting by portfolio.) Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of the Company may elect all of the trustees.

     For information concerning the redemption of Fund shares and possible restrictions on their transferability, see "Purchase and Redemption of Shares."

     As stated above, the Company is organized as a trust under the laws of the Commonwealth of Pennsylvania. Shareholders of such a trust may, under certain circumstances, be held personally liable (as if they were partners) for the obligations of the trust. The Company's Declaration of Trust provides for indemnification out of the trust property of any shareholder of the Fund held personally liable solely by reason of being or having been a shareholder and not because of any acts or omissions or some other reason.

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

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

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

--------------------------------------------------------------------------------
       NO PERSON HAS BEEN AUTHORIZED
       TO GIVE ANY INFORMATION OR TO
       MAKE ANY REPRESENTATIONS NOT
       CONTAINED IN THIS PROSPECTUS,
       OR IN THE FUND'S STATEMENT OF
       ADDITIONAL INFORMATION
       INCORPORATED HEREIN BY
       REFERENCE, IN CONNECTION WITH
       THE OFFERING MADE BY THIS
       PROSPECTUS, AND, IF GIVEN OR
       MADE, SUCH INFORMATION OR
       REPRESENTATIONS MUST NOT BE
       RELIED UPON AS HAVING BEEN
       AUTHORIZED BY THE COMPANY OR
       ITS DISTRIBUTOR. THIS
       PROSPECTUS DOES NOT
       CONSTITUTE AN OFFERING BY THE
       COMPANY OR BY THE DISTRIBUTOR
       IN ANY JURISDICTION IN WHICH
       SUCH OFFERING MAY NOT
       LAWFULLY BE MADE.

     ---------------------------------------------------------------------------
             TABLE OF CONTENTS


                                    PAGE
                                    ----
   Background and Expense
     Information..................       2
   Financial Highlights...........       3
   Investment Objective and
     Policies.....................       5
   Purchase and Redemption of
     Shares.......................       8
   Management of the Fund.........      10
   Dividends......................      13
   Taxes..........................      14
   Performance....................      15
   Description of Shares and
     Miscellaneous................      15


       PIF-P-010
                                                       MUNICASH
                                                AN INVESTMENT PORTFOLIO
                                                      OFFERED BY
                                                  MUNICIPAL FUND FOR
                                                 TEMPORARY INVESTMENT

                                                    [MUNICASH LOGO]

                                                      Prospectus

                                                    March 30, 1998


--------------------------------------------------------------------------------

                              MUNIFUND AND MUNICASH
                        Investment Portfolios Offered By
                     Municipal Fund for Temporary Investment
                       Statement of Additional Information
                                March 30, 1997

                                TABLE OF CONTENTS


                                                                                                                Page
                                                                                                                ----
THE COMPANY.............................................................................................          2

INVESTMENT OBJECTIVE AND POLICIES.......................................................................          2

MUNICIPAL OBLIGATIONS...................................................................................          9

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..........................................................         12

MANAGEMENT OF THE FUNDS.................................................................................         14

ADDITIONAL INFORMATION CONCERNING TAXES.................................................................         23

DIVIDENDS...............................................................................................         26

ADDITIONAL YIELD INFORMATION............................................................................         26

ADDITIONAL DESCRIPTION CONCERNING SHARES................................................................         29

COUNSEL.................................................................................................         30


AUDITORS................................................................................................         30

MISCELLANEOUS...........................................................................................         30

APPENDIX A..............................................................................................        A-1




         This Statement of Additional Information is meant to be read in conjunction with the Prospectuses for the MuniFund and MuniCash portfolios, each dated March 30, 1998, and is incorporated by reference in its entirety into each Prospectus. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of the MuniFund or MuniCash portfolios should be made solely upon information contained herein. Copies of a Prospectus for MuniFund, or MuniCash may be obtained by calling 800-821-7432. Capitalized terms used but not defined herein have the same meanings as in the Prospectuses.

                                   THE COMPANY



         Municipal Fund for Temporary Investment (the "Company") is a no-load, diversified, open-end investment company presently offering two separate investment portfolios--MuniFund and MuniCash (individually, a "Fund"; collectively, the "Funds").


         The investment objective and policies of MuniFund and MuniCash are comparable, and securities held by each of these portfolios consist of tax-exempt obligations (as defined in the prospectuses) and tax-exempt derivatives such as tender option bonds, participations, beneficial interests in trusts and partnership interests ("Municipal Obligations") having remaining maturities of 13 months or less at the time of purchase. Although MuniFund and MuniCash have the same investment adviser and have comparable investment objectives, their yields will normally differ due to their differing cash flows and their differing types of portfolio securities (for example, MuniFund invests in securities rated in the highest category by Rating Agencies, and MuniCash may invest in securities rated in the two highest categories by Rating Agencies).

         THIS STATEMENT OF ADDITIONAL INFORMATION AND MUNIFUND'S AND MUNICASH'S PROSPECTUSES RELATE PRIMARILY TO THE FUNDS AND DESCRIBE ONLY THE INVESTMENT OBJECTIVES AND POLICIES, OPERATIONS, CONTRACTS, AND OTHER MATTERS RELATING TO EACH FUND. INVESTORS WISHING TO OBTAIN SIMILAR INFORMATION REGARDING INTERMEDIATE MUNICIPAL FUND MAY OBTAIN A SEPARATE PROSPECTUS DESCRIBING THAT PORTFOLIO BY CALLING 800-998-7633.

                        INVESTMENT OBJECTIVE AND POLICIES

         As stated in the Funds' Prospectuses, the investment objective of each Fund is to provide as high a level of current interest income exempt from federal income tax as is consistent with relative stability of principal. The following policies supplement the description of each Fund's investment objective and policies as contained in the applicable Prospectuses.

PORTFOLIO TRANSACTIONS


         Subject to the general control of the Company's Board of Trustees, BlackRock Institutional Management Corporation ("BIMC"), each Fund's investment adviser, is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for a Fund. Purchases and sales of portfolio securities are usually principal transactions without brokerage commissions. In making portfolio investments, BIMC seeks to obtain the best net price and the most favorable execution of orders. To the extent that the execution and price offered by more than one dealer are comparable, BIMC may, in its discretion, effect transactions in portfolio securities with dealers who provide the Company with research advice or other services. Research advice and other services furnished by brokers through whom the Funds effect securities transactions may be used by BIMC in servicing accounts in addition to a Fund, and not all such services will necessarily benefit a Fund.


         Transactions in the over-the-counter market are generally principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, a Fund, where possible, will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere.


         Investment decisions for each Fund are made independently from those for another of the Company's portfolios or other investment company portfolios or accounts managed by BIMC. Such other portfolios may invest in the same securities as the Funds. When purchases or sales of the same security are made at substantially the same time on behalf of such other portfolios, transactions are averaged as to price, and available investments allocated as to amount, in a manner which BIMC believes to be equitable to each portfolio, including either Fund. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained for a Fund. To the extent permitted by law, BIMC may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for such other portfolios in order to obtain best execution.



         The Funds will not execute portfolio transactions through or acquire portfolio securities issued by BIMC, PNC Bank, National Association ("PNC Bank"), PFPC Inc. ("PFPC") or Provident Distributors, Inc. ("PDI"), or any affiliated person (as such term is defined in the Investment Company Act of 1940 (the "1940 Act") of any of them, except to the extent permitted by the Securities and Exchange Commission ("the SEC"). In addition, the Funds will not purchase Municipal Obligations during the existence of any underwriting or selling group relating thereto of which PDI or PNC Bank or any affiliate thereof is a member, except to the extent permitted by the SEC. Under certain circumstances, a Fund may be at a disadvantage because of these limitations in comparison with other investment company portfolios which have a similar investment objective but are not subject to such limitations. Furthermore, with respect to such transactions and securities, a Fund will not give preference to Service Organizations with whom a Fund enters into agreements concerning the provision of support services to customers who beneficially own MuniFund Dollar shares or MuniCash

Dollar shares (collectively, "Dollar shares"). (See the applicable Prospectus, "Management of the Fund--Service Organizations.")


         A Fund may participate, if and when practicable, in bidding for the purchase of Municipal Obligations directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when BIMC, in its sole discretion, believes such practice to be in a Fund's interest.


         The Funds do not intend to seek profits through short-term trading. Each Fund's annual portfolio turnover will be relatively high, but a Fund's portfolio turnover is not expected to have a material effect on its net income. Each Fund's portfolio turnover rate is expected to be zero for regulatory reporting purposes.

ADDITIONAL INFORMATION ON INVESTMENT PRACTICES

         VARIABLE AND FLOATING RATE INSTRUMENTS. Municipal Obligations purchased by the Funds may include variable and floating rate instruments, which provide for adjustments in the interest rate on certain reset dates or whenever a specified interest rate index changes, respectively. Variable and floating rate instruments are subject to the credit quality standards described in the Prospectuses. In some cases the Funds may require that the obligation to pay the principal of the instrument be backed by a letter or line of credit or guarantee. Such instruments may carry stated maturities in excess of 397 days (thirteen months) provided that the maturity-shortening provisions stated in Rule 2a-7 are satisfied. Although a particular variable or floating rate demand instrument may not be actively traded in a secondary market, in some cases, a Fund may be entitled to principal on demand and may be able to resell such notes in the dealer market.

         Variable and floating rate demand instruments held by a Fund may have maturities of more than thirteen months provided: (i) the Fund is entitled to the payment of principal at any time, or during specified intervals not exceeding thirteen months, upon giving the prescribed notice (which may not exceed 30 days), and (ii) the rate of interest on such instruments is adjusted at periodic intervals which may extend up to thirteen months (397 days). Variable and floating rate notes that do not provide for payment within seven days may be deemed illiquid and subject to the 10% limitation on such investments.


         In determining a Fund's average weighted portfolio maturity and whether a long-term variable or floating rate demand instrument has a remaining maturity of thirteen months or less, each instrument will be deemed by a Fund to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. In determining whether an unrated variable or floating rate demand instrument is of comparable quality at the time of purchase to "Eligible Securities" in which a Fund may invest, each Fund's investment adviser will follow guidelines adopted by the Company's Board of Trustees.

         WHEN-ISSUED SECURITIES. As stated in the Funds' Prospectuses, a Fund may purchase Municipal Obligations on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When a Fund agrees to purchase when-issued securities, the custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case that Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of that Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because that Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, such Fund's liquidity and ability to manage its portfolio might be affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its assets. When a Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in a Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous. Neither Fund intends to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective. Each Fund reserves the right to sell the securities before the settlement date if it is deemed advisable.

         STAND-BY COMMITMENTS. Each Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified Municipal Obligations at their amortized cost value to the Fund plus accrued interest, if any. (Stand-by commitments acquired by a Fund may also be referred to as "put" options.) Stand-by commitments may be exercisable by a Fund at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred, or assigned only with the instruments involved. A Fund's right to exercise stand-by commitments will be unconditional and unqualified.

         The amount payable to a Fund upon its exercise of a stand-by commitment will normally be (i) the Fund's acquisition cost of the Municipal Obligations (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

         Each Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by a Fund will not exceed 1/2 of 1% of the value of that Fund's total assets calculated immediately after each stand-by commitment is acquired.

         Each Fund intends to enter into stand-by commitments only with dealers, banks, and broker-dealers which, in the investment adviser's opinion, present minimal credit risks. A Fund's reliance upon the credit of these dealers, banks, and broker-dealers will be secured by the value of the underlying Municipal Obligations that are subject to the commitment.

         A Fund would acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying Municipal Obligations, which would continue to be valued in accordance with the amortized cost method. Stand-by commitments acquired by a Fund would be valued at zero in determining net asset value. Where the Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by that Fund.

         ILLIQUID SECURITIES. A Fund may not invest more than 10% of its total net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Each Fund's investment adviser will monitor on an ongoing basis the liquidity of such restricted securities under the supervision of the Board of Trustees.

         Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional municipal securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance, and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL system sponsored by the National Association of Securities Dealers.

         Each Fund's investment adviser will monitor the liquidity of restricted securities under the supervision of the Board of Trustees. In reaching liquidity decisions, the investment adviser will consider, inter alia, the following factors: (1) the unregistered nature of a Rule 144A security; (2) the frequency of trades and quotes for the Rule 144A security; (3) the number of dealers willing to purchase or sell the Rule 144A security and the number of other potential purchasers; (4) dealer undertakings to make a market in the Rule 144A security; (5) the trading markets for the Rule 144A security; and (6) the nature of the Rule 144A security and the nature of marketplace trades (including, the time needed to dispose of the Rule 144A security, methods of soliciting offers, and mechanics of transfer).

         The Appendix to this Statement of Additional Information contains a description of the relevant rating symbols used by Rating Agencies for Municipal Obligations that may be purchased by each Fund.

INVESTMENT LIMITATIONS

         The Funds' Prospectuses summarize certain investment limitations that may not be changed without the affirmative vote of the holders of a majority of such Fund's outstanding shares (as defined below under "Miscellaneous"). Below is a complete list of each Fund's investment limitations that may not be changed without such a vote of shareholders.

A Fund may not:

         1. With respect to MuniFund, purchase any securities other than Municipal Obligations and put options with respect to such obligations; with respect to MuniCash, purchase any securities other than obligations the interest on which is exempt from federal income tax, and put options with respect to such obligations.

         2. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's assets would be invested in the securities of such issuer except that up to 25% of the value of the Fund's assets may be invested without regard to this 5% limitation.

         3. Borrow money except from banks for temporary purposes and then in amounts not in excess of 10% of the value of the Fund's assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's assets at the time of such borrowing. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.)

         4. Knowingly invest more than 10% of the value of the Fund's assets in securities with legal or contractual restrictions on resale.

         5. Make loans except that the Fund may purchase or hold debt obligations in accordance with its investment objective, policies and limitations.

         6. Underwrite any issue of securities except to the extent that the purchase of Municipal Obligations or other securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

         7. Purchase or sell real estate except that the Fund may invest in Municipal Obligations secured by real estate or interests therein.

         8. Purchase securities on margin, make short sales of securities or maintain a short position.

         9. Write or sell puts, calls, straddles, spreads or combinations thereof.

         10. Purchase or sell commodities or commodity contracts, or invest in oil, gas or mineral exploration or development programs.

         11. Invest in industrial revenue bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than 3 years of continuous operation.

         12. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition or reorganization.


         Pursuant to SEC Rule 2a-7 under the 1940 Act, each Fund may not invest more than 5% of its assets, measured at the time of purchase, in the securities of any one issuer other than U.S. Government securities, repurchase agreements collateralized by such securities and securities subject to certain guarantees. Each Fund may, however, invest up to 25% of its assets in First Tier Securities of a single issuer for a period of up to three business days after the purchase thereof, although a Fund may not make more than one such investment at a time. A Fund's compliance with the diversification requirements of SEC Rule 2a-7 will be deemed compliance with the Fund's diversification restriction above.


         In addition, without the affirmative vote of the holders of a majority of a Fund's outstanding shares, such Fund may not change its policy of investing at least 80% of its total assets in obligations the interest on which is exempt from federal income tax (except during periods of unusual market conditions or during temporary defensive periods). Securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities (including securities backed by the full faith and credit of the United States) are not deemed to be subject to the second investment limitation above. With respect to MuniCash, the percentage restrictions on borrowing and collateralization contained in the third investment limitation above are based on the Fund's total assets, and any interest paid by the Fund on its borrowings pursuant to this investment limitation would reduce the Fund's income. It is currently MuniCash's policy not to purchase portfolio securities while borrowings in excess of 5% of the Fund's net assets are outstanding. The policies and practices stated in this paragraph may be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares, but any such change may require the approval of the SEC and would be disclosed in the Funds' prospectuses prior to being made.

         The Fund will not invest more than 25% of its assets in private activity bonds involving privately-operated facilities in the same industry. This policy may be changed without the affirmative vote of the holders of a majority of a Fund's outstanding shares.




                              MUNICIPAL OBLIGATIONS

         Municipal Obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Private activity bonds that are or were issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Municipal Obligations if the interest paid thereon is exempt from federal income tax. Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income taxes are rendered by counsel to the issuers or bond counsel to the respective issuing authorities at the time of issuance. Neither the Funds nor their investment adviser will review independently the underlying proceedings relating to the issuance of Municipal Obligations or the bases for such opinions.

         The Funds may hold tax-exempt derivatives which may be in the form of tender option bonds, participations, beneficial interests in a trust, partnership interests or other forms. A number of different structures have been used. For example, interests in long-term fixed-rate Municipal Obligations, held by a bank as trustee or custodian, are coupled with tender option, demand and other features when the tax-exempt derivatives are created. Together, these features entitle the holder of the interest to tender (or put) the underlying Municipal Obligation to a third party at periodic intervals and to receive the principal amount thereof. In some cases, Municipal Obligations are represented by custodial receipts evidencing rights to receive specific future interest payments, principal payments, or both, on the underlying municipal securities held by the custodian. Under such arrangements, the holder of the custodial receipt has the option to tender the underlying municipal securities at its face value to the sponsor (usually a bank or broker dealer or other financial institution), which is paid periodic fees equal to the difference between the bond's fixed coupon rate and the rate that would cause the bond, coupled with the tender option, to trade at par on the date of a rate adjustment. The Funds may hold tax-exempt derivatives, such as participation interests and custodial receipts, for Municipal Obligations which give the holder the right to receive payment of principal subject to the conditions described above. The Internal Revenue Service has not ruled on whether the interest received on tax-exempt derivatives in the form of participation interests or custodial receipts is tax-exempt, and accordingly, purchases of any such interests or receipts are based on the opinion of counsel to the sponsors of such derivative securities. Neither the Funds nor their investment adviser will review independently the underlying proceedings related to the creation of any tax-exempt derivatives or the bases for such opinions.

         As described in the Funds' Prospectuses, the two principal classifications of Municipal Obligations consist of "general obligation" and "revenue" issues, and each Fund's portfolio may include "moral obligation" issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of Municipal Obligations both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Rating Agencies represent their opinions as to the quality of Municipal Obligations. It should be recognized, however, that ratings are general and are not absolute standards of quality, and Municipal Obligations with the same maturity, interest rate, and rating may have different yields while Municipal Obligations of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Municipal Obligations may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. A Fund's investment adviser will consider such an event in determining whether the Fund should continue to hold the obligation.

         An issuer's obligations under its Municipal Obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Obligations may be materially adversely affected by litigation or other conditions.

         Among other instruments, each Fund may purchase short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Tax-Exempt Commercial Paper, Construction Loan Notes, and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues. In addition, each Fund may invest in other types of tax-exempt instruments such as municipal bonds, private activity bonds, and pollution control bonds, provided they have remaining maturities of thirteen months or less at the time of purchase.

         The payment of principal and interest on most securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. The District of Columbia, each state, each of their political subdivisions, agencies, instrumentalities, and authorities and each multi-state agency of which a state is a member is a separate "issuer" as that term is used in this Statement of Additional Information and the Funds' Prospectuses. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer."

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
IN GENERAL

         Information on how to purchase and redeem each Fund's shares is included in the applicable Prospectuses. The issuance of a Fund's shares is recorded on a Fund's books, and share certificates are not issued unless expressly requested in writing. Certificates are not issued for fractional shares.

         The regulations of the Comptroller of the Currency provide that funds held in a fiduciary capacity by a national bank approved by the Comptroller to exercise fiduciary powers must be invested in accordance with the instrument establishing the fiduciary relationship and local law. The Company believes that the purchase of MuniFund or MuniCash shares by such national banks acting on behalf of their fiduciary accounts is not contrary to applicable regulations if consistent with the particular account and proper under the law governing the administration of the account.


         Prior to effecting a redemption of shares represented by certificates, PFPC, the Company's transfer agent, must have received such certificates at its principal office. All such certificates must be endorsed by the redeeming shareholder or accompanied by a signed stock power, in each instance with the signature guaranteed. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchange Medallion Signature Program
(MSP) and the New York Stock Exchange, Inc. Medallion Securities Program. Signature guarantees that are not a part of these programs will not be accepted. A Fund may require any additional information reasonably necessary to evidence that a redemption has been duly authorized.


         Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or during which trading on said Exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.) In addition, a Fund may redeem shares involuntarily in certain other instances if the Board of Trustees determines that failure to redeem may have material adverse consequences to that Fund's shareholders in general. If the Board of Trustees determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a Fund may make payment wholly or partly in securities or other property. (See "Net Asset Value" below for an example of when such form of payment might be appropriate.)

         Any institution purchasing shares on behalf of separate accounts will be required to hold the shares in a single nominee name (a "Master Account"). Institutions investing in more than one of the Company's portfolios or series of shares must maintain a separate Master Account for each portfolio or series of shares. Institutions may also arrange with PFPC for certain sub-accounting services (such as purchase, redemption, and dividend recordkeeping). Sub-accounts may be established by name or number either when the Master Account is opened or later.

NET ASSET VALUE

         As stated in each Fund's Prospectus, net asset value per share of each class of shares in a particular Fund is calculated by adding the value of all of the portfolio securities and other assets belonging to a Fund that are attributable to a class, subtracting the Fund's liabilities attributable to the class, and dividing the result by the number of the outstanding shares in the class. "Assets belonging to" a Fund consist of the consideration received upon the issuance of Fund shares together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Company not belonging to a particular portfolio. Assets belonging to a Fund are allocated among the classes of shares in the Fund in proportion to the shares outstanding in each class, and are charged with the direct liabilities of that Fund and with a share of the general liabilities of the Company allocated on a daily basis in proportion to the relative net assets of the Fund and the Company's other portfolios, and expenses of a class are charged to that class. Determinations made in good faith and in accordance with generally accepted accounting principles by the Company's Board of Trustees as to the allocation of any assets or liabilities with respect to a Fund are conclusive.
         As stated in the Funds' Prospectuses, in computing the net asset value of its shares for purposes of sales and redemptions, each Fund uses the amortized cost method of valuation. Under this method, a Fund values each of its portfolio securities at cost on the date of purchase and thereafter assumes a constant proportionate amortization of any discount or premium until maturity of the security. As a result, the value of a portfolio security for purposes of determining net asset value normally does not change in response to fluctuating interest rates. While the amortized cost method provides certainty in portfolio valuation, it may result in valuations for the Funds' securities which are higher or lower than the market value of such securities.

         In connection with its use of amortized cost valuation, each Fund limits the dollar-weighted average maturity of its portfolio to not more than 90 days and does not purchase any instrument with a remaining maturity of more than 13 months (397 days)(with certain exceptions). The Company's Board of Trustees has also established, pursuant to rules promulgated by the SEC, procedures that are intended to stabilize each Fund's net asset value per share for purposes of sales and redemptions at $l.00. Such procedures include the determination at such intervals as the Board deems appropriate, of the extent, if any, to which a Fund's net asset value per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1% with respect to either Fund, the Board will promptly consider what action, if any, should be initiated. If the Board believes that the amount of any deviation from a Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to investors or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the Fund's average portfolio maturity, redeeming shares in kind, reducing or withholding dividends, or utilizing a net asset value per share determined by using available market quotations.


                             MANAGEMENT OF THE FUNDS

TRUSTEES AND OFFICERS

         The Company's trustees and executive officers, their addresses, ages, principal occupations during the past five years, and other affiliations are provided below. In addition to the information set forth below, the trustees serve in the following capacities:
         Each trustee of the Company serves as a director of Temporary Investment Fund, Inc. ("Temp") and as a trustee of Trust for Federal Securities ("Fed"). In addition, Messrs. Fortune and Pepper are directors of Independence Square Income Securities, Inc. ("ISIS") and Managing General Partners of Chestnut Street Exchange Fund ("Chestnut"); Messrs. Pepper and Johnson are directors of Municipal Fund for California Investors, Inc. ("Cal Muni"); Mr. Johnson is a director of Municipal Fund for New York Investors, Inc. ("New York Muni") and a director of the International Dollar Reserve Fund ("IDR").

         Each of the Company's officers holds like offices with Temp and Fed. In addition, Mr.
                                      -14-

Pepper is Chairman of the Board of Cal Muni; and Mr. Fortune is President and Chairman of the Boards of Chestnut and ISIS.



                                                                       Principal Occupations
                                            Position with              During Past 5 Years and
Name and Address                            the Company                Other Affiliations


G. NICHOLAS BECKWITH, III                   Trustee                    President and Chief Executive Officer,
Beckwith Machinery Company                                             Beckwith Machinery Company; Chairman of the
Post Office Box 8718                                                   Board of Trustees, Shadyside Hospital; Vice
Pittsburgh, PA  15221                                                  Chairman of the Board of Trustees, Shadyside
Age 53                                                                 Academy; Trustee, Claude Washington Benedum
                                                                       Foundation; Trustee, Chatham College.

PHILIP E. COLDWELL(2,3,4)                   Trustee                    Economic Consultant; Chairman, Coldwell
Coldwell Financial                                                     Financial Consultants; Member of the Board
Consultants                                                            of Governors of the Federal Reserve System,
3330 Southwestern Blvd.                                                1974 to 1980; President, Federal Reserve
Dallas, TX  75225                                                      Bank of Dallas, 1968 to 1974; Director,
Age: 75                                                                Maxus Energy Corporation (energy products)
                                                                       1989 to 1993; Director, Diamond Shamrock
                                                                       Corp. (energy and chemical products) until
                                                                       1987.


ROBERT R. FORTUNE(2,3,4)                    Trustee                    Financial Consultant; Former Chairman,
2920 Ritter Lane                                                       President and Chief Executive Officer of
Allentown, PA  18104                                                   Associated Electric & Gas Insurance Services
Age: 81                                                                Limited 1984 to 1993; Member of the
                                                                       Financial Executives Institute and American
                                                                       Institute of Certified Public Accountants.


JERROLD B. HARRIS                           Trustee                    President and Chief
706 Haldane Drive                                                      Executive Officer, VWR
Kennett Square, PA  19348                                              Corporation 1990 to
Age 55                                                                 present.


RODNEY D. JOHNSON(3,4)                      Trustee                    President, Fairmount Capital
Fairmount Capital                                                      Advisors, Inc. (financial
Advisors, Inc.                                                         advising) since 1987;
1435 Walnut Street                                                     Vice President for Financial
Drexel Building                                                        Affairs and Treasurer, Temple
Philadelphia, PA  19102                                                University, 1983 to 1987; Member,
Age: 56                                                                Board of Education, School
                                                                       District of Philadelphia, 1983 to
                                                                       1988.


                                                                       Principal Occupations
                                            Position with              During Past 5 Years and
Name and Address                            the Company                Other Affiliations
----------------                            -------------              -----------------------
G. WILLING PEPPER(1,2)                      Chairman of                Retired; Chairman of the
128 Springton Lake Road                     the Board                  Board, The Institute
Media, PA 19063                             and Trustee                for Cancer Research until 1979;
Age: 89                                                                Director, Philadelphia National
                                                                       Bank until 1978; President, Scott
                                                                       Paper Company, 1971 to 1973;
                                                                       Chairman of the Board, Specialty
                                                                       Composites Corp. until May 1984.

THOMAS H. NEVIN                             President                  President and Chief Investment
Bellevue Park Corporate Center                                         Officer, BIMC.
400 Bellevue Parkway
Wilmington, DE 19809
Age: 50

LISA M. BUONO                               Treasurer                  Vice President, Provident
Bellevue Park Corporate Center                                         Advisols, Inc. since 1997;
400 Bellevue Parkway                                                   prior hereto, Director of
Wilmington, DE 19809                                                   Finance and Compliance, PDI
Age: 33                                                                (1993 - 1996); Field Supervisor,
                                                                       National Association of
                                                                       Securities Dealers, Inc.
                                                                       (1987 - 1993).

W. BRUCE MCCONNEL, IIT                      Secretary                  Partner of the law firm of
1345 Chestnut Street                                                   Drinker Biddle & Reath, LLP
PNB Building                                                           Philadelphia, Pennsylvania.
Philadelphia, PA 19107-3496
Age: 55


(1) This trustee is considered by the Company to be an "interested person" of the Company as defined in the 1940 Act.
(2)      Executive Committee Member.
(3)      Audit Committee Member.
(4)      Nominating Committee Member.


         During intervals between meetings of the Board, the Executive Committee may exercise the authority of the Board of Trustees in the management of the Company's business to the extent permitted by law.


         EACH OF THE INVESTMENT COMPANIES NAMED ABOVE RECEIVES VARIOUS ADVISORY AND OTHER SERVICES FROM BIMC. OF THE ABOVE-MENTIONED FUNDS, PDI PROVIDES DISTRIBUTION SERVICES TO TEMP, FED, CAL MUNI, NEW YORK MUNI AND IDR. OF THE ABOVE-MENTIONED FUNDS, THE ADMINISTRATORS PROVIDE ADMINISTRATION SERVICES TO TEMP, FED, CAL MUNI, NEW YORK MUNI AND IDR.



         For the fiscal year ended November 30, 1997, the Company paid a total of $128,840 to its officers and trustees in all capacities, of which $83,733 was allocated to MuniFund and $45,107 was allocated to MuniCash. In addition, the Company contributed $3,443 for its last fiscal year to its retirement plan for employees, of which $2,072 was allocated to MuniFund and $1,371 was allocated to MuniCash. Drinker Biddle & Reath LLP, of which Mr. McConnell is a partner, receives legal fees as counsel to the Company. No employee of PDI, BIMC, PFPC or PNC Bank acts as an officer or trustee of the Company. The trustees and officers of the Company as a group beneficially own less than 1% of the shares of each of the Company's portfolios.

         By virtue of the responsibilities assumed by PDI, PFPC, BIMC, and PNC Bank under their respective agreements with the Company, the Company itself requires no employees.



         The table below sets forth the compensation actually received from the Fund Complex of which the Company is a part by the trustees for the fiscal year ended November 30, 1997:




                                                                                                          Total
                                                                                                        Compensation
                                                                 Pension or                            from Registrant
                                                                 Retirement          Estimated           and Fund
                                             Aggregate        Benefits Received       Annual             Complex(1)
                                           Compensation         as Part of           Benefits             Paid to
          Name of Person, Position        from Registrant      Fund Expenses      Upon Retirement         Trustees
          ------------------------        ---------------    -----------------    ---------------         --------
G. Nicholas Beckwith, III, Trustee           $13,500                N/A                 N/A                44,000(3)(2)

Philip E. Coldwell, Trustee                   13,500                N/A                 N/A                44,000(3)(2)

Robert R. Fortune, Trustee                    13,500                N/A                 N/A                63,100(5)(2)

Jerrold B. Harris, Trustee                    13,500                N/A                 N/A                44,000(3)(2)

Rodney D. Johnson, Trustee                    13,500                N/A                 N/A                56,500(5)(2)

G. Willing Pepper,(3) Trustee and             22,500                N/A                 N/A                82,250(6)(2)
Chairman



-------------------------

(1.) A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.


(2.) Total number of such other investment companies the trustee served on within the Fund Complex during the fiscal year ended October 31, 1997.



(3.) Mr. Pepper was President of the Company, Temp, Muni and Cal Muni during the fiscal year or period ended October 31, 1997.

INVESTMENT ADVISER


                  The advisory services provided by BIMC are described in the Funds' Prospectuses. With respect to MuniFund and MuniCash, for the advisory services provided and expenses assumed by it, BIMC is entitled to receive fees, computed daily and payable monthly, at the following annual rates:


         Annual Fee                                  A Fund's Average Net Assets
         ----------                                  ---------------------------

            .175%..................................  of the first $1 billion
            .150%..................................  of the next $1 billion
            .125%..................................  of the next $1 billion
            .100%..................................  of the next $1 billion
            .095%..................................  of the next $1 billion
            .090%..................................  of the next $1 billion
            .085%..................................  of the next $1 billion
            .080%..................................  of amounts in excess of $7 billion.





         BIMC and the administrators have agreed that if, in any fiscal year, the expenses borne by a Fund exceed the applicable expense limitations imposed by the securities regulations of any state in which shares of that Fund are registered or qualified for sale to the public, they will each reimburse that Fund for a portion of any such excess expense in an amount equal to the portion that the administration fees otherwise payable by the Fund to the administrators bear to the total amount of the investment advisory and administration fees otherwise payable to the Fund.



         For the fiscal years ended November 30, 1995, 1996 and 1997, MuniFund paid fees for advisory services aggregating $800,406, $752,680, and $717,070, respectively. For the same periods, BIMC waived payment of additional advisory fees totalling $540,756, $545,635 and $497,286, respectively, although the expense limitations then in effect were not exceeded. For the fiscal years ended November 30, 1995, 1996 and 1997, MuniCash paid fees for advisory services aggregating $231,399, $238,520 and $268,834, respectively. For the same periods, BIMC waived payment of additional advisory fees totalling $424,828, $488,851 and $534,947, respectively, although the expense limitations then in effect were not exceeded.

BANKING LAWS


         Certain banking laws and regulations with respect to investment companies are discussed in each Fund's Prospectus. BIMC, PNC Bank and PFPC believe that they may perform the services for the Funds contemplated by their respective agreements, Prospectuses and this Statement of Additional Information without violation of applicable banking laws or regulations. It should be noted, however, that future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as further interpretations of present requirements, could prevent BIMC, PFPC and PNC Bank from continuing to perform such services for the Funds. If BIMC, PFPC, or PNC Bank were prohibited from continuing to perform such services, it is expected that the Company's Board of Trustees would recommend that the Funds enter into new agreements with other qualified firms. Any new advisory agreement would be subject to shareholder approval as required by the 1940 Act.


         In addition, state securities laws on this issue may differ from the interpretations of federal laws expressed herein and bank and financial institutions may be required to register as dealers pursuant to state law.

ADMINISTRATORS

         As the Funds' administrators, PFPC and PDI have agreed to provide the following services: (i) assist generally in supervising a Fund's operations, including providing a Wilmington, Delaware order-taking facility with toll-free IN-WATS telephone lines, providing for the preparing, supervising, and mailing of purchase and redemption order confirmations to shareholders of record, providing and supervising the operation of an automated data processing system to process purchase and redemption orders, maintaining a back-up procedure to reconstruct lost purchase and redemption data, providing information concerning each Fund to its shareholders of record, handling shareholder problems, providing (through PDI) the services of employees to preserve and strengthen shareholder relations and monitoring the arrangements pertaining to a Fund's agreements with Service Organizations; (ii) assure that persons are available to receive and transmit purchase and redemption orders; (iii) participate in the periodic updating of the Funds' Prospectuses; (iv) assist in maintaining the Funds' Wilmington, Delaware office; (v) perform administrative services in connection with the Funds' computer access program maintained to facilitate shareholder access to a Fund; (vi) accumulate information for and coordinate the preparation of reports to a

Fund's shareholders and the SEC; (vii) provide the services of certain persons who may be elected as trustees or appointed as officers of the Company by the Board of Trustees; and, (viii) review and provide advice with respect to all sales literature of the Funds; and (ix) assist in the monitoring of regulatory and legislative development which may affect the Company, participate in counseling and assisting the Company in relation to routine regulatory examinations and investigations, and work with the Company's counsel in connection with regulatory matters and litigation.


         For their administrative services, the administrators are entitled jointly to receive fees from the MuniFund and MuniCash portfolios, respectively, computed daily and payable monthly, determined on the same basis as BIMC's advisory fee set forth above. As stated in their Prospectuses, each administrator is also reimbursed for its reasonable out-of-pocket expenses incurred by it in connection with the Funds' computer access program. For information regarding the administrator's obligation to reimburse a Fund in the event its expenses exceed certain prescribed limits, see "Investment Adviser and Sub-Adviser" above.



         For the fiscal year ended November 30, 1997, the Company paid fees (net of waivers) for administration services aggregating $717,070 with respect to MuniFund and $268,834 with respect to MuniCash. For the same fiscal year, PFPC and PDI voluntarily waived administration fees aggregating $497,286 with respect to MuniFund and $534,947 with respect to MuniCash. For the fiscal year ended November 30, 1996, the Company paid fees (net of waivers) for administration services aggregating $752,680 with respect to MuniFund and $238,520 with respect to MuniCash. For the same fiscal year, PFPC and PDI voluntarily waived administration fees aggregating $545,635 with respect to MuniFund and $488,851 with respect to MuniCash. For the fiscal year ended November 30, 1995, the Company paid fees (net of waivers) for administration services aggregating $800,406 with respect to MuniFund and $231,399 with respect to MuniCash. For the same fiscal year, PFPC and PDI voluntarily waived administration fees aggregating $540,756 with respect to MuniFund and $424,828 with respect to MuniCash.


         PFPC, a wholly owned, indirect subsidiary of PNC Bank Corp. provides administrative services to certain investment companies which are distributed by PDI. PFPC and PDI also serve as administrators of the Company's Intermediate Municipal Fund Portfolio.

DISTRIBUTOR

         PDI acts as the distributor of the Funds' shares. The Funds' shares are sold on a continuous basis by the distributor as agent, although it is not obliged to sell any particular amount of shares. The distributor pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Funds (excluding preparation and printing expenses necessary for the continued registration of the Funds' shares). The distributor shall prepare or review, provide advice with respect to and file with the federal and state agencies or other organization as required by federal, state, or other applicable laws and regulations, all sales literature (advertising brochures and shareholder communications) for each of the Funds and any class or subclass thereof. No compensation is payable by the Funds to the distributor for its distribution services. PDI is a Delaware corporation, with its principal place of business located at Four Falls Corporate Center, 6th Floor, West Conshohocken, Pennsylvania 19428.

CUSTODIAN AND TRANSFER AGENT

         Pursuant to a Custodian Agreement, PNC Bank serves as the Funds' custodian, holding a Fund's portfolio securities, cash, and other property. Under the Agreement, PNC Bank has agreed to provide the following services: (i) maintain a separate account or accounts in the name of a Fund; (ii) hold and disburse portfolio securities on account of a Fund; (iii) collect and make disbursements of money on behalf of a Fund; (iv) collect and receive all income and other payments and distributions on account of a Fund's portfolio securities; and, (v) make periodic reports to the Board of Trustees concerning a Fund's operations. PNC Bank also serves as custodian for the Company's Intermediate Municipal Fund portfolio.

         PFPC also serves as transfer agent, registrar, and dividend disbursing agent to each Fund pursuant to a Transfer Agency Agreement. Under the Agreement, PFPC has agreed to provide the following services: (i) maintain a separate account or accounts in the name of the Funds; (ii) issue, transfer, and redeem Fund shares of the Funds; (iii) transmit all communications by the Fund to its shareholders of record, including reports to its shareholders, dividend and distribution notices, and proxy material for its meetings of shareholders; (iv) respond to correspondence by shareholders, security brokers, and others relating to its duties; (v) maintain shareholder accounts and sub-accounts; (vi) provide installation and other services in connection with the Funds' computer access program maintained to facilitate shareholder access to a Fund; (vii) send each shareholder of record a monthly statement showing the total number of shares owned as of the last business day of the month (as well as the dividends paid during the current month and year); and, (viii) provide each shareholder of record with a daily transaction report for each day on which a transaction occurs in the shareholder's Master Account with a Fund. Further, an institution establishing sub-accounts with PFPC is provided with a daily transaction report for each day on which a transaction occurs in a sub-account and, as of the last calendar day of each month, a report which sets forth the share balances for the sub-accounts at the beginning and end of the month and income paid or reinvested during the month. Finally, PFPC provides each shareholder of record with copies of all information which is required to be filed with the Internal Revenue Service and other appropriate taxing authorities. PFPC also serves as transfer agent for the Company's Intermediate Municipal Fund portfolio.

         PNC Bank is also authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of a Fund, provided that PNC Bank shall remain responsible for the performance of all of its duties under the Custodian Agreement and shall hold each Fund harmless from the acts and omissions of any bank or trust company serving as sub-custodian chosen by PNC Bank.
         Pursuant to the Custodian Agreement, each Fund pays PNC Bank an annual fee, calculated daily on the average daily gross assets and paid monthly, at the rate of $.25 for each $1000 of the first $250 million, $.20 for each $1000 on the next $250 million, $.15 for each $1000 on the next $500 million, $.09 for each $1000 on the next $2 billion, and $.08 for each $1000 on amounts over $3 billion, plus $15.00 for each purchase, sale, or delivery of fixed income securities (other than "Money Market" obligations) and $40 for each interest collection or claim item. For transfer agency and dividend disbursing services, each Fund pays to PFPC fees at the annual rate of $12.00 per account and sub-account maintained by PFPC plus $1.00 for each purchase or redemption transaction by an account (other than a purchase transaction made in connection with the automatic reinvestment of dividends). Payments to PFPC for sub-accounting services provided by others are limited to the amount which PFPC pays to others for such services. In addition, each Fund reimburses PNC Bank and PFPC for out-of-pocket expenses related to such services. PNC Bank's principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103.

SERVICE ORGANIZATIONS

         As stated in the Funds' Prospectuses, each Fund will enter into an agreement with each Service Organization which purchases Dollar shares requiring it to provide support services to its customers who beneficially own Dollar shares in consideration of the Fund's payment of .25% (on an annualized basis) of the average daily net asset value of that Fund's Dollar shares held by the Service Organization for the benefit of customers. Such services include: (i) aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with PFPC; (ii) providing customers with a service that invests the assets of their accounts in a Fund's Dollar shares; (iii) processing dividend payments from a Fund on behalf of customers; (iv) providing information periodically to customers showing their positions in a Fund's Dollar shares; (v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed by the Service Organization; (vii) providing sub-accounting with respect to Dollar shares beneficially owned by customers or the information necessary for sub-accounting; (viii) forwarding shareholder communications from the Funds (such as proxies, shareholder reports, annual and semi-annual financial statements, and dividend, distribution and tax notices) to customers, if required by law; and, (ix) other similar services if requested by the Funds. For the fiscal year ended November 30, 1997, the Company paid $436,893 in servicing fees for the Portfolios. $150,996 was paid by MuniFund, .18% of which was paid to affiliates of the Company's adviser. $285,897 was paid by MuniCash, 4.01% of which was paid to an affiliate of the Company's adviser.


         Each Fund's agreements with Service Organizations are governed by a Shareholder Services Plan (the "Plan") that has been adopted by the Company's Board of Trustees pursuant to an exemptive order granted by the SEC in connection with the offering of a Fund's Dollar shares. Pursuant to the Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts expended under each Fund's agreements with Service Organizations and the purposes for which the expenditures were made. In addition, a Fund's arrangements with Service Organizations must be approved annually by a majority of the Company's trustees, including a majority of the trustees who are not "interested persons" of the Company as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").

         The Board of Trustees has approved each Fund's arrangements with Service Organizations based on information provided by the Company's service contractors that there is a reasonable likelihood that the arrangements will benefit such Fund and its shareholders by affording the Fund greater flexibility in connection with the servicing of the accounts of the beneficial owners of its shares in an efficient manner. Any material amendment to a Fund's arrangements with Service Organizations must be approved by a majority of the Company's Board of Trustees (including a majority of the Disinterested Trustees). So long as a Fund's arrangements with Service Organizations are in effect, the selection and nomination of the members of the Company's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Company will be committed to the discretion of such non-interested trustees.

EXPENSES

         Each Fund's expenses include taxes, interest, fees, and salaries of the Company's trustees and officers who are not directors, officers, or employees of the Funds' service contractors, SEC fees, state securities registration fees, rating agency fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders, advisory and administration fees, charges of the custodian and of the transfer and dividend disbursing agent, Service Organization fees, certain insurance premiums, outside auditing and legal expenses, costs of the Funds' computer access program, costs of shareholder reports and shareholder meetings, and any extraordinary expenses. The Funds also pay for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities.

                     ADDITIONAL INFORMATION CONCERNING TAXES

         The following summarizes certain additional tax considerations generally affecting a Fund and its shareholders that are not described in the Funds' Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of a Fund or its shareholders or possible legislative changes, and the discussion here and in the applicable Prospectuses is not intended as a substitute for careful tax planning. Investors should consult their tax advisors with specific reference to their own tax situation.


         As stated in each Prospectus, each Fund of the Company is treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (the "Code") and intends to qualify each year as a regulated investment company under the Code. In order to so qualify for a taxable year, a Fund must satisfy the distribution requirement described in the Prospectuses, derive at least 90% of its gross income for the year from certain qualifying sources, comply with certain diversification requirements.

         As described above and in the Funds' Prospectuses, each Fund is designed to provide institutions with current tax-exempt interest income. Neither Fund is intended to constitute a balanced investment program nor is designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of a Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would not gain any additional benefit from a Fund's dividends being tax-exempt but also such dividends would be taxable when distributed to the beneficiary. In addition, a Fund may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners, and an S Corporation and its shareholders.

         In order for a Fund to pay exempt-interest dividends for any taxable year, at the close of each quarter of its taxable year at least 50% of the aggregate value of that Fund's assets must consist of exempt-interest obligations. After the close of its taxable year, each Fund will notify its shareholders of the portion of the dividends paid by that Fund which constitutes an exempt-interest dividend with respect to such taxable year. However, the aggregate amount of dividends so designated by a Fund cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by that Fund for the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by a Fund with respect to any taxable year which qualifies as federal tax exempt-interest dividends will be the same for all shareholders of such Fund receiving dividends for such year.

         Interest on indebtedness incurred by a shareholder to purchase or carry a Fund's shares generally is not deductible for federal income tax purposes if that Fund distributes exempt-interest dividends during the shareholder's taxable year.


         Although each Fund does not expect to realize long-term capital gains, any net realized long-term capital gains will be distributed at least annually. A Fund will generally have no tax liability with respect to such gains, and the distributions will be taxable to a Fund's shareholders as long-term capital gains (20% or 28%, as applicable), regardless of how long a shareholder has held a Fund's shares. Such distributions will be designated as a capital gain dividend in a written notice mailed by a Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.



         Similarly, although each Fund does not expect to earn any investment company taxable income, taxable income earned by a Fund will be distributed to its shareholders. In general, a Fund's investment company taxable income will be its taxable income (for example, any short-term capital gains) subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. Each Fund will be taxed on any undistributed investment company taxable income of that Fund. To the extent such income is distributed by a Fund (whether in cash or additional shares), it will be taxable to such Fund's shareholders as ordinary income.


         A 4% nondeductible excise tax is imposed on regulated investment companies that fail currently to distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of any ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

         If for any taxable year a Fund does not qualify for tax treatment as a regulated investment company, all of that Fund's taxable income will be subject to tax at regular corporate rates without any deduction for distributions to Fund shareholders. In such event, dividend distributions to shareholders would be taxable to shareholders to the extent of that Fund's earnings and profits and would be eligible for the dividends received deduction for corporations.


         Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or gross sale proceeds paid to any shareholder who has failed to provide a correct tax identification number in the manner required, who is subject to backup withholding for prior failure to properly include on his return payments of taxable interest or dividends, or who has failed to certify to the Fund when required to do so that he is not subject to backup withholding or that he is an "exempt recipient."


         Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which they are otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities.

         The foregoing discussion is based on federal tax laws and regulations which are in effect on the date of this Statement of Additional Information, such laws and regulations may be changed by legislative or administrative action.

                                    DIVIDENDS

GENERAL

         Each Fund's net investment income for dividend purposes consists of (i) interest accrued and discount earned on that Fund's assets, (ii) less amortization of market premium on such assets, accrued expenses directly attributable to that Fund, and the general expenses (e.g. legal, accounting and trustees' fees) of the Company prorated to such Fund on the basis of its relative net assets. The amortization of market discount on a Fund's assets is not included in the calculation of net income. Realized and unrealized gains and losses on portfolio securities are reflected in net asset value. In addition, a Fund's Dollar shares bear exclusively the expense of fees paid to Service Organizations. (See "Management of the Funds--Service Organizations.")

         As stated, the Company uses its best efforts to maintain the net asset value per share of each Fund at $1.00. As a result of a significant expense or realized or unrealized loss incurred by either Fund, it is possible that the Fund's net asset value per share may fall below $1.00.


                       ADDITIONAL PERFORMANCE INFORMATION



         The "total return," "yields," "effective yields" and "tax-equivalent yields" are calculated separately for MuniFund and MuniFund Dollar shares and for MuniCash and MuniCash Dollar shares. The seven-day yield for each series of shares in a Fund is calculated by determining the net change in the value of a hypothetical pre-existing account in a Fund which has a balance of one share of the series involved at the beginning of the period, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and multiplying the base period return by 365/7. The net change in the value of an account in a Fund includes the value of additional shares purchased with dividends from the original share and dividends declared on the original share and any such additional shares, net of all fees charged to all shareholder accounts in proportion to the length of the base period and the Fund's average account size, but does not include gains and losses or unrealized appreciation and depreciation. In addition, the effective yield quotations may be computed on a compounded basis (calculated as described above) by adding 1 to the base period return for the series involved, raising that sum to a power equal to 365/7, and subtracting 1 from the result. A tax-equivalent yield for each series of a Fund's shares is computed by dividing the portion of the yield (calculated as above) that is exempt from federal income tax by one minus a stated federal income tax rate and adding that figure to that portion, if any, of the yield that is not exempt from federal income tax. Similarly, based on the calculations described above, 30-day (or one-month) yields, effective yields and tax-equivalent yields may also be calculated.


         For the seven-day period ended November 30, 1997, the yield, effective yield, and tax-equivalent yield for MuniFund shares were 3.64%, 3.70%, and 5.06%, respectively; the yield, effective yield, and tax-equivalent yield on MuniFund Dollar shares were 3.39%, 3.45%, and 4.71%, respectively. During this seven-day period, MuniFund's investment adviser and administrator voluntarily waived a portion of the advisory and administration fees payable by the Fund. Without these waivers, for the same period the yield and effective yield on MuniFund shares would have been 3.50% and 3.56%, respectively; the yield and effective yield on MuniFund Dollar shares would have been 3.25% and 3.30%, respectively.



         For the same periods, the yield, effective yield, and tax-equivalent yield for MuniCash shares were 3.81%, 3.88% and 5.29%, respectively; the yield, effective yield, and tax-equivalent yield for MuniCash Dollar shares were 3.56%, 3.62% and 4.94%, respectively. During this seven-day period, MuniCash's investment adviser and administrator voluntarily waived a portion of the advisory and administration fees payable by the Fund. Without these waivers, for the same period the yield and effective yield on MuniCash shares would have been 3.58% and 3.64%, respectively; the yield and effective yield on MuniCash Dollar shares would have been 3.33% and 3.38%, respectively.



         PERFORMANCE WILL FLUCTUATE, AND ANY QUOTATION OF PERFORMANCE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF THE FUTURE PERFORMANCE OF THE FUND. Since performance fluctuates, performance data for any of the Funds cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of kind and quality of the investments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any fees charged by banks with respect to customer accounts in investing in shares of a Fund will not be included in performance calculations; such fees, if charged, would reduce the actual performance from that quoted.



         The Funds may also from time to time include in advertisements, sales literature, communications to shareholders and other materials ("Materials"), discussions or illustrations of the effects of compounding. "Compounding" refers to the fact that, if dividends or other distributions on an investment are reinvested by being paid in additional portfolio shares, any future income or capital appreciation of a Fund would increase the value, not only of the original investment, but also of the additional shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.


         In addition, the Funds may also include in Materials discussions and/or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on certain assumptions and action plans offering investment alternatives), investment management strategies, techniques, policies or investment suitability of a Fund, economic conditions, the relationship between sectors of the economy and the economy as a whole, various securities markets, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury securities, and hypothetical investment returns based on certain assumptions. From time to time, Materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the advisers as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. In addition, selected indices may be used to illustrate historical performance of select asset classes. The Funds may also include in Materials charts, graphs or drawings which compare the investment objective, return potential, relative stability and/or growth possibilities of the Funds and/or other mutual funds, or illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury securities and shares of a Fund and/or other mutual funds. Materials may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic accounting rebalancing and the advantages and disadvantages of investing in tax-deferred and taxable investments), shareholder profiles and hypothetical investor scenarios, timely information on financial management, designations assigned a Fund by various rating or ranking organizations, Fund identifiers (such as CUSIP numbers or NASDAQ symbols), tax and retirement planning and investment alternatives to certificates of deposit and other financial instruments. Such Materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

         Materials may include lists of representative clients of the Funds' investment adviser, may include discussions of other products or services, may contain information regarding average weighted maturity or other maturity characteristics, and may contain information regarding the background, expertise, etc. of the investment adviser or of a Fund's portfolio manager.

         From time to time in advertisements, sales literature and communications to shareholders, the Funds may compare their total returns to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, such data is found in IBC/Donoghue's Money Fund Report and reports prepared by Lipper Analytical Services, Inc. Total return is the change in value of an investment in a Fund over a particular period, assuming that all distributions have been reinvested. Such rankings represent the Funds' past performance and should not be considered as representative of future results.

         The following information has been provided by the Funds' distributor:
         In managing each Fund's portfolio, the investment adviser utilizes a "pure and simple" approach, which may include disciplined research, stringent credit standards and careful management of maturities.

                    ADDITIONAL DESCRIPTION CONCERNING SHARES

         The Company does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. Upon the written request of shareholders owning at least twenty percent of the Company shares, the Company will call for a meeting of shareholders to consider the removal of one or more trustees and other certain matters. To the extent required by law, the Company will assist in shareholder communication in such matters.

         As stated in the Funds' Prospectuses, holders of shares in a Fund will vote in the aggregate and not by class or series on all matters, except where otherwise required by law and except that only a Fund's Dollar shares will be entitled to vote on matters submitted to a vote of shareholders pertaining to that Fund's arrangements with Service Organizations. (See "Management of the Funds -- Service Organizations.") Further, shareholders of all of the Company's portfolios will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent certified public accountants, the approval of principal underwriting contracts, and the election of trustees are not subject to the separate voting requirements and may be effectively acted upon by shareholders of the investment company voting without regard to portfolio.


                                     COUNSEL


         Drinker Biddle & Reath LLP, Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496, of which W. Bruce McConnel, Secretary of the Company, is a partner, serves as counsel of the Company and will pass upon the legality of the shares offered hereby.



                                    AUDITORS

         The Financial Statements and the Financial Highlights of the Company, which are incorporated by reference into this Statement of Additional Information, have been audited by KPMG Peat Marwick LLP, independent certified public accountants. KPMG Peat Marwick LLP has offices at 1600 Market Street, Philadelphia, Pennsylvania 19103.

                              MISCELLANEOUS
SHAREHOLDER VOTE

         As used in this Statement of Additional Information and the Funds' Prospectuses, a "majority of the outstanding shares" of a Fund or of any other portfolio means with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the vote of the lesser of (1) 67% of that Fund's shares (irrespective of class or series) or of the portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of that Fund or such portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of a Fund (irrespective of class or series) or of the portfolio.

CERTAIN RECORD HOLDERS

         On March 9, 1998, the name, address, and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of MuniFund portfolio were as follows:


Client                                                                 Percentage
------                                                                 ----------


Chase Manhattan Bank NA                                                19.32%
Administrative Services (IFG)
AIS Section 31-270, 33rd Floor
1211 Avenue Of The Americas
New York, NY  10036

Chase Manhattan Bank                                                   17.38%
GSS As Agent
4 New York Plaza, 9th Floor
New York, NY 10004

Bankers Trust Company                                                   5.18%
Sunshine State Government Commission
Dade County FL/Ins Reserve
4 Albany Street, 10th Floor
New York, NY  10006



         On March 9, 1998, the name, address and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of the Company's MuniCash portfolio were as follows:

Client                                                                 Percentage
------                                                                 ----------

Laird Norton Trust Company                                             11.91%
Norton Building, 16th Floor
801 2nd Avenue
Seattle, WA  98104

PCN Bank                                                                7.85%
Saxon & Company/Cash Advisor
200 Stevens Drive
Lester, PA 19113

BHC Securities Inc.                                                     8.09%
2005 Market Street
One Commerce Square, 11th Floor
Philadelphia, PA  19103

Computer Associates Intl.                                              12.71%
1 Computer Associates Plaza
Islandia, NY 11788

USAA Brokerage Services                                                12.87%
B5B Bldg
9800 Fredericksburgh Rd.
San Antonio, TX 78230


SHAREHOLDER AND TRUSTEE LIABILITY

         The Company is organized as a trust under the laws of the Commonwealth of Pennsylvania. Shareholders of such a trust may, under certain circumstances, be held personally liable (as if they were partners) for the obligations of the trust. The Declaration of Trust of the Company provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Company and that every note, bond, contract, order, or other undertaking made by the Company shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of being or having been a shareholder and not because of any acts or omissions or some other reason. The Declaration of Trust also provides that the Company shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Company and satisfy any judgment thereon. Thus, the risk of a shareholder's incurring financial loss beyond the amount invested on account of shareholder liability is limited to circumstances in which the Company itself would be unable to meet its obligations.

         The Company's Declaration of Trust provides further that no trustee of the Company shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment, or decree arising out of or connected with the administration or preservation of the trust estate or the conduct of any business of the Company, nor shall any trustee be personally liable to any person for any action or failure to act except by reason of bad faith, willful misfeasance, gross negligence in the performance of any duties, or by reason of reckless disregard for the obligations and duties as trustee. It also provides that all persons having any claim against the trustees or the Company shall look solely to the trust property for payment. With the exceptions stated, the Declaration of Trust provides that the trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred in connection with the defense or disposition of any proceeding in which the trustee may be involved or may be threatened with by reason of being or having been a trustee, and that the trustees have the power, but not the duty, to indemnify officers and employees of the Company unless such persons would not be entitled to indemnification had he or she been a trustee.

FINANCIAL STATEMENTS

         The Company's Annual Report to Shareholders for the fiscal year ended November 30, 1997 has been filed with the Securities and Exchange Commission. The financial statements included in the Annual Report (the "Financial Statements") for the fiscal year ended November 30, 1997 have been audited by the Company's independent accountants, KPMG Peat Marwick LLP, whose report thereon also appears in such Annual Report and is incorporated herein by reference. The Financial Statements and the Financial Highlights in such Annual Report in each Prospectus have been included herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                                   APPENDIX A


COMMERCIAL PAPER RATINGS

                  A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

                  "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

                  "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations rated "A-1". However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

                  "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "C" - Obligations are currently vulnerable to nonpayment and are dependent on favorable business, financial, and economic conditions for the obligor to meet its financial obligation.

                  "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The "D" rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

                  "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

                  "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                  "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                  "Not Prime" - Issuers do not fall within any of the Prime rating categories.


                  The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

                  "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

                  "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

                  "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                  "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound.

Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                  "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                  "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                  "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


                  Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

                  "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

                  "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of securities rated "F1".

                  "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                  "B" - Securities possess speculative credit quality. this designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

                  "C" - Securities possess high default risk. This designation indicates that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

                  "D" - Securities are in actual or imminent payment default.


                  Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson BankWatch:

                  "TBW-1" - This designation represents Thomson BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

                  "TBW-2" - This designation represents Thomson BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

                  "TBW-3" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

                  "TBW-4" - This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.



CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

                  The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

                  "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

                  "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

                  "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

                  "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  "BB," "B," "CCC," "CC" and "C" - Debt is regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                  "BB" - Debt is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "B" - Debt is more vulnerable to non-payment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

                  "CCC" - Debt is currently vulnerable to non-payment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

                  "CC" - An obligation rated "CC" is currently highly vulnerable to non-payment.

                  "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

                  "D" - An obligation rated "D" is in payment default. This rating is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

                  PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

                  "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

                  "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

                  Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                  Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Baa1, Ba1 and B1.

                  The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

                  "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                  "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                  "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                  "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

                  "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

                  To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

                  The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

                  "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of investment risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is very unlikely to be adversely affected by foreseeable events.

                  "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of investment risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

                  "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of investment risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to adverse changes in circumstances or in economic conditions than bonds with higher ratings.

                  "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of investment risk. The capacity for timely payment of financial commitments is adequate, but adverse circumstances and in economic conditions are more likely to impair this category.

                  "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

                  "B" - Bonds are considered highly speculative. these ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

                  "CCC", "CC", "C" - Bonds have high default risk. Capacity for meeting financial commitments is reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

                  "DDD," "DD" and "D" - Bonds are in default. Securities are not meeting obligations and are extremely speculative. "DDD" designates the highest potential for recovery on these securities, and "D" represents the lowest potential for recovery.

                  To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

                  Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

                  "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

                  "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

                  "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BBB" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

                  "D" - This designation indicates that the long-term debt is in default.

                  PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


MUNICIPAL NOTE RATINGS

                  A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

                  "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

                  "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

                  "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

                  Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

                  "MIG-1"/"VMIG-1" - This designation denotes best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                  "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection ample although not so large as in the preceding group.

                  "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                  "MIG-4"/"VMIG-4" - This designation denotes adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

                  "SG" - This designation denotes speculative quality and lack of margins of protection.


                  Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                     PART C
                                OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial Statements:
              (1)      Included in Part A hereof:
                       Financial Highlights for:
                       -        MuniFund Shares
                       -        MuniFund Dollar Shares
                       -        MuniCash Shares
                       -        MuniCash Dollar Shares


              (2)      Incorporated by reference in Part B hereof:

                       - The audited financial statements and related notes thereto as well as the auditor's report thereon for each of the MuniFund Portfolio, MuniCash Portfolio for the fiscal year ended November 30, 1997 are incorporated herein by reference to the Annual Report to Shareholders as filed with Securities and Exchange Commis-sion (the "SEC") on January 27, 1998 pursuant to Rule 30b2- 1 of the Investment Company Act of 1940 (the "1940 Act").

         (b)      Exhibits:


             (1) Declaration of Trust dated March 30, 1981 is incorporated herein by reference to Exhibit (1) of Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A, filed with the SEC on April 16, 1981.



             (2) Amended and Restated Code of Regulations dated as of August 13, 1993 is incorporated herein by reference to Exhibit (2) of Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A, filed with the SEC on March 23, 1994.


             (3)      None.

             (4)(a) Specimen copy of share certificate for MuniFund units of beneficial interest in MuniFund is incorporated herein by reference to Exhibit (4)
                     of Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A, filed on January 27, 1983.


                 (b) Specimen copy of share certificate for MuniCash units of beneficial interest in MuniCash is incorporated herein by reference to Exhibit (4)(c) of Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A, filed with the SEC on January 31, 1986.



                 (c) Specimen copy of share certificate for Dollar units of beneficial interest in MuniFund is incorporated herein by reference to Exhibit (4)(d) of Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A, filed with the SEC on January 31, 1986.



                 (d) Specimen copy of share certificate for Dollar units of beneficial interest in MuniCash is incorporated herein by reference to Exhibit (4)(f) of Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A, filed with the SEC on January 31, 1986.






              (5)(a) Investment Advisory Agreement between Registrant and
                     Provident Institutional Management Corporation dated March 11, 1987 relating to Registrant's MuniFund and MuniCash portfolios is incorporated herein by reference to Exhibit
                     (5)(a) of Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A, filed with the SEC on March 30, 1988.

                 (b) Sub-Advisory Agreement between PNC Institutional Management
                     Corporation and PNC Bank, N.A. dated March 11, 1987 relating to Registrant's MuniFund and MuniCash portfolios is incorporated herein by reference to Exhibit (5)(c) of Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A, filed with the SEC on March 30, 1988.



              (6) Distribution Agreement between Registrant and Provident
                  Distributors, Inc. dated as of January 31, 1994 relating to Registrant's MuniFund and MuniCash portfolios is incorporated herein by reference to Exhibit (6) of Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A, filed with the SEC on March 23, 1994.



              (7) Municipal Fund for Temporary Investment Fund Office Retirement
                  Profit-Sharing Plan and Trust Agreement as approved Fall of 1990 is incorporated herein by reference to Exhibit (7) of Post-Effective Amendment No. 49 to Temporary Investment Fund, Inc.'s Registration Statement on Form N-1A, filed with the SEC on December 12, 1990.



              (8)(a) Custodian Agreement between Registrant and PNC Bank,
                     National Association dated June 1, 1989 is incorporated herein by reference to Exhibit (8)(a) of Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A, filed with the SEC on February 27, 1990.



              (b) Custodian Fee Agreement between Registrant and PNC Bank, National Association dated June 1, 1989 is incorporated herein by reference to Exhibit (8)(b) of Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A, filed with the SEC on February 27, 1990.



              (9)(a) Administration Agreement dated as of January 18, 1993 between Registrant and Provident Distributors, Inc. and PFPC Inc. is incorporated herein by reference to Exhibit 9(b) of Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A, filed with the SEC on January 15, 1993.


                 (b) Transfer Agency Agreement between Registrant and PFPC Inc.
                     dated June 1, 1989 is incorporated herein by reference to Exhibit (9)(d) of

                     Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A, filed with the SEC on February 27, 1990.



                 (c) Transfer Agency Fee Agreement between Registrant and PFPC
                     Inc. dated June 1, 1989 is incorporated herein by reference to Exhibit (9)(e) of Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A, filed with the SEC on February 27, 1990.



                 (d) Sub-Transfer Agency Agreement between PNC Bank, National
                     Association and The Northern Trust Company dated November 18, 1987 is incorporated herein by reference to Exhibit
                     (8)(g) of Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A, filed with the SEC on March 30, 1988.



                 (e) Revised Shareholder Servicing Agreement approved by the
                     Board on June 6, 1997.


                (10) Opinion and Consent of Counsel.

                (11) Consent of KPMG Peat Marwick LLP.

                (12) None.

                (13) None.

                (14) None.

                (15) None.


                (16) Schedules of Performance Computations are incorporated herein by reference to Exhibit (16) of Post-Effective Amendment No. 15 to Registrant's Registration Statement (No. 2-64358) relating to its MuniFund portfolio, Exhibit
                     (16) of Post-Effective Amendment No. 9 to Registrant's Registration Statement (No. 2-87284) relating to its MuniCash portfolio, each filed with the SEC on March 7, 1991.



                (17) Financial Data Schedules for the fiscal year ended
                     November 30, 1997.


                (18) None.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH
         REGISTRANT

         Registrant is controlled by its Board of Trustees. Each of Registrant's trustees serves on the board of directors/trustees of certain other registered investment companies. (See "Management of the Fund -- Trustees and Officers" in Part B hereof.)


ITEM 26. NUMBER OF HOLDERS OF SECURITIES

         The following information is as of March 9, 1998:



                                                                                    Number of
Title of Class                                                                      Record Holders
--------------                                                                      --------------


MuniFund Shares.................................................................        197
MuniFund Dollar Shares..........................................................         21
MuniCash Shares.................................................................         78
MuniCash Dollar Shares..........................................................         25


ITEM 27. INDEMNIFICATION

         Indemnification of Registrant's Principal Underwriter, Custodian and Transfer Agent against certain stated liabilities is provided for in Section 6 of the Distribution Agreement, incorporated herein by reference as Exhibit (6), and in Section 22 of the Custodian Agreement and in Section 17 of the Transfer Agency Agreement, incorporated herein by reference as Exhibits (8)(a) and
(9)(d), respectively. Registrant has obtained from a major insurance carrier a directors' and officers' liability policy covering certain types of errors and omissions. In addition, Section 2 of Article X of Registrant's Declaration of Trust dated March 30, 1981, incorporated herein by reference as Exhibit (1), provides as follows:

           10.2 Indemnification of Trustees, Representatives and Employees. The Trust shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in his opinion have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no person may satisfy any right of indemnity or reimbursement except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this Section 10.2, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

         The Trustees shall have the power, but not the duty, in their sole discretion, to indemnify representatives and employees of the Trust to the same extent that Trustees are entitled to indemnification hereunder.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


         BIMC performs investment advisory services for Registrant and certain other investment companies.

         (a) To Registrant's knowledge, none of the directors or officers of BIMC or PNC Bank, except those set forth below, is, or has been at any time during Registrant's past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers and certain executives of BIMC and PNC Bank also hold various positions with, and engage in business for, PNC Bank Corp, which owns all the outstanding stock of BIMC and PNC Bank, or other subsidiaries of PNC Bank Corp. Set forth below are the names and principal businesses of the directors and certain executives of BIMC and PNC Bank who are engaged in any other business, profession, vocation or employment of a substantial nature.



         (b) The information required by this Item 28 with respect to each director, officer and partner of BIMC is incorporated by reference to Schedules A and D of Form ADV and Schedules A and D filed by BIMC with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-13304).


         (c) Set forth below are the names and principal businesses of the directors and certain executives of PNC Bank who are engaged in any other business, profession, vocation or employment of a substantial nature.

                         PNC BANK, NATIONAL ASSOCIATION
                                    DIRECTORS

POSITION WITH                                                                                                      TYPE
PNC BANK                   NAME                               OTHER BUSINESS CONNECTIONS                           OF BUSINESS
--------                   ----                               --------------------------                           -----------
Director          B.R. Brown                                  Chairman, President and C.E.O.                       Coal
                                                              of Consol, Inc.
                                                              Consol Plaza
                                                              Pittsburgh, PA  15241

Director          Constance E. Clayton                        Allegheny University of the                          Medical
                                                              Health Sciences
                                                              Belret Building
                                                              1505 Race St. - Mail Stop 660
                                                              Philadelphia, PA 19102

Director          Eberhard Faber IV                           Chairman and C.E.O.                                  Manufacturing
                                                              E.F.L., Inc.

POSITION WITH                                                                                                      TYPE
PNC BANK                   NAME                               OTHER BUSINESS CONNECTIONS                           OF BUSINESS
--------                   ----                               --------------------------                           -----------



                                                              450 Hedge Road
                                                              P.O. Box 49
                                                              Bearcreek, PA  18602

Director          Dr. Stuart Heydt                            President and C.E.O.                                 Medical
                                                              Penn State Geisinger Health System
                                                              2601 Market Place
                                                              Commerce Court, Suite 300
                                                              Harrisburg, PA  17110-9603

Director          Edward P. Junker, III                       Retired Vice Chairman                                Banking
                                                              PNC Bank, N.A.
                                                              901 State Street
                                                              Erie, PA  16553

Director          Thomas A. McConomy                          Chairman, Calgon Carbon                              Manufacturing
                                                              Corporation
                                                              413 Woodland Road
                                                              Sewickley, PA  15143


Director          Thomas H. O'Brien                           Chairman and CEO                                     Banking
                                                              PNC Bank, Corp.
                                                              249 Fifth Avenue
                                                              Pittsburgh, PA  15265


Director          Rocco A. Ortenzio                           Chairman and C.E.O.                                  Medical
                                                              Select Medical Corporation, Inc.
                                                              4718 Old Gettysburg Rd.
                                                              P.O. Box 2034
                                                              Mechanicsburg, PA  17055


Director          Robert C. Robb, Jr.                         President, Lewis, Eckert, Robb                       Financial
                                                              & Company                                            Management
                                                              425 One Plymouth Meeting                             Consultants
                                                              Plymouth Meeting, PA  19462

Director          James E. Rohr                               President and C.E.O.                                 Banking
                                                              PNC Bank, National Association
                                                              One PNC Plaza, 30th Floor
                                                              Pittsburgh, PA  15265

Director          Daniel M. Rooney                            President, Pittsburgh Steelers                       Football
                                                              Football Club of the National
                                                              Football League
                                                              300 Stadium Circle

POSITION WITH                                                                                                      TYPE
PNC BANK                   NAME                               OTHER BUSINESS CONNECTIONS                           OF BUSINESS
--------                   ----                               --------------------------                           -----------



                                                              Pittsburgh, PA  15212

Director          Seth E. Schofield                           Chairman                                             Security
                                                              Base International Consulting
                                                              1479 Painters Run Road
                                                              Pittsburgh, PA 15241


                         PNC BANK, NATIONAL ASSOCIATION
                                    OFFICERS

                       Name                                            Position with PNC Bank
                       ----                                            ----------------------

                  James C. Altman                                      Senior Vice President

                  Edward V. Arbaugh, III                               Senior Vice President

                  Robert Jones Arnold                                  Senior Vice President

                  James N. Atteberry                                   Senior Vice President

                  Lila M. Bachelier                                    Senior Vice President

                  James C. Baker                                       Senior Vice President

                  James R. Bartholomew                                 Senior Vice President

                  Peter R. Begg                                        Senior Vice President

                  Constance A. Bentsen                                 Senior Vice President

                  Donald G. Berdine                                    Senior Vice President

                  Ben Berzin, Jr.                                      Senior Vice President

                  James H. Best                                        Senior Vice President

                  Paul A. Best                                         Senior Vice President

                  Michael J. Beyer                                     Senior Vice President

                  R. Bruce Bickel                                      Senior Vice President

                  Karen E. Blair                                       Senior Vice President

                  Ronald R. Blankenbuehler                             Senior Vice President

                  Eva T. Blum                                          Senior Vice President

                  Ronald L. Bovill                                     Senior Vice President

                  Dennis P. Brenckle                                   Regional President, Central PA Market

                  George Brikis                                        Executive Vice President

                  Michael Brundage                                     Senior Vice President

                  Donna L. Burge                                       Senior Vice President

                  Jane Wilson Burke                                    Senior Vice President

                  Douglas H. Burr                                      Senior Vice President

                  David D. Burrow                                      Senior Vice President

                  Anthony J. Cacciatore                                Senior Vice President

                  Richard C. Caldwell                                  Executive Vice President

                  Craig T. Campbell                                    Senior Vice President

                  J. Richard Carnall                                   Executive Vice President

                  Donald R. Carroll                                    Senior Vice President

                  Edward V. Caruso                                     Executive Vice President

                  Kevin J. Cecil                                       Senior Vice President

                  Rhonda S. Chatzkel                                   Senior Vice President

                  Chaomei Chen                                         Senior Vice President

                  Sandra Chickletti                                    Assistant Secretary

                  Thomas P. Ciak                                       Assistant Secretary

                  Peter K. Classen                                     Regional President, Northeast, PA Market

                  Andra D. Cochran                                     Senior Vice President

                  William Harvey Coggin                                Senior Vice President

                  Sharon Coghlan                                       Coordinating Market Chief Counsel,
                                                                       Philadelphia

                  John F. Colligan                                     Senior Vice President

                  James P. Conley                                      Senior Vice President

                  C. David Cook                                        Senior Vice President

                  Robert F. Crouse                                     Senior Vice President

                         PNC BANK, NATIONAL ASSOCIATION
                                    OFFICERS


                       Name                                            Position with PNC Bank
                       ----                                            ----------------------


                  Peter M. Crowley                                     Senior Vice President

                  Keith P. Crytzer                                     Senior Vice President

                  Terry D'Amore                                        Senior Vice President

                  John J. Daggett                                      Senior Vice President

                  Peter J. Danchak                                     Senior Vice President

                  Richard Devore                                       Senior Vice President

                  James N. Devries                                     Senior Vice President

                  Anuj Dhanda                                          Senior Vice President

                  Victor M. DiBattista                                 Chief Regional Counsel

                  Frank H. Dilenschneider                              Senior Vice President

                  Thomas C. Dilworth                                   Senior Vice President

                  Alfred J. DiMatteis                                  Senior Vice President

                  Robert D. Edwards                                    Senior Vice President

                  Tawana L. Edwards                                    Senior Vice President

                  David J. Egan                                        Senior Vice President

                  Richard M. Ellis                                     Senior Vice President

                  Lynn Fox Evans                                       Senior Vice President & Controller

                  William E. Fallon                                    Senior Vice President

                  James M. Ferguson, III                               Senior Vice President

                  Charles J. Ferrero                                   Senior Vice President

                  John Fox                                             Executive Vice President

                  Frederick C. Frank, III                              Executive Vice President

                  William J. Friel                                     Executive Vice President

                  Brian K. Garlock                                     Senior Vice President

                  Leigh Gerstenberger                                  Senior Vice President

                  George D. Gonczar                                    Senior Vice President

                  Richard C. Grace                                     Senior Vice President

                  James S. Graham                                      Executive Vice President

                  Craig Davidson Grant                                 Senior Vice President

                  Barbara J. Griec                                     Senior Vice President

                  Donald W. Griffin, Jr.                               Senior Vice President

                  Thomas M. Groneman                                   Senior Vice President

                  Thomas Grundman                                      Senior Vice President

                  John C. Hallar                                       Regional President, Ohio Market

                  Michael J. Hannon                                    Senior Vice President

                  Michael J. Harrington                                Senior Vice President


                         PNC BANK, NATIONAL ASSOCIATION
                                    OFFICERS


                       Name                                            Position with PNC Bank
                       ----                                            ----------------------

                  Michael N. Harrold                                   Regional President, Kentucky Market

                  Maurice H. Hartigan, II                              Executive Vice President

                  G. Thomas Hewes                                      Senior Vice President

                  Gregory A. Hoeck                                     Executive Vice President

                  Susan G. Holt                                        Senior Vice President

                  Sylvan M. Holzer                                     Regional Vice President, Pittsburgh Market

                  William D. Hummel                                    Senior Vice President

                  John M. Infield                                      Senior Vice President

                  S. Terry Irvin                                       Executive Vice President

                  Philip C. Jackson                                    Senior Vice President

                  Robert Greg Jenkins                                  Senior Vice President

                  William J. Johns                                     Controller

                  Craig M. Johnson                                     Senior Vice President and Comptroller

                  William R. Johnson                                   Audit Director

                  Robert D. Kane                                       Senior Vice President

                  Jack Kelly                                           Senior Vice President

                  Michael D. Kelsey                                    Chief Compliance Counsel

                  Geoffrey R. Kimmel                                   Senior Vice President

                  Randall C. King                                      Senior Vice President

                  Christopher M. Knoll                                 Senior Vice President

                  William Koch                                         Executive Vice President

                  Richard C. Krauss                                    Senior Vice President

                  Frank R. Krepp                                       Senior Vice President & Chief Credit Policy
                                                                       Officer

                  Kenneth P. Leckey                                    Senior Vice President & Cashier

                  Marilyn R. Levins                                    Senior Vice President

                  Carl J. Lisman                                       Executive Vice President

                  Richard J. Lovett                                    Senior Vice President

                  Stephen F. Lugarich                                  Senior Vice President

                  Brian S. MacConnell                                  Senior Vice President

                  Jane E. Madio                                        Senior Vice President

                  Nicholas M. Marsini, Jr.                             Senior Vice President

                  John A. Martin                                       Senior Vice President


                         PNC BANK, NATIONAL ASSOCIATION
                                    OFFICERS


                       Name                                            Position with PNC Bank
                       ----                                            ----------------------



                  David O. Matthews                                    Senior Vice President

                  Dennis McChesney                                     Executive Vice President

                  Walter B. McClellan                                  Senior Vice President

                  James F. McGowan                                     Senior Vice President

                  Timothy McInerny                                     Senior Vice President

                  Charlotte B. McLaughlin                              Senior Vice President

                  Kim D. McNeil                                        Senior Vice President

                  Charles R. McNutt                                    Senior Vice President

                  James C. Mendelson                                   Senior Vice President

                  James W. Meighen                                     Senior Vice President

                  Theodore Lang Merhoff                                Senior Vice President

                  Darryl Metsger                                       Senior Vice President

                  Scott C. Meves                                       Senior Vice President

                  Ralph S. Michael, III                                Executive Vice President

                  James P. Mikula                                      Senior Vice President

                  Robert J. Miller, Jr.                                Senior Vice President

                  Melanie Millican                                     Senior Vice President

                  J. William Mills                                     Senior Vice President

                  Robert G. Mills                                      Assistant Secretary

                  Francine Miltenberger                                Senior Vice President

                  Chester A. Misbach                                   Senior Vice President

                  Barbara A. Misner                                    Senior Vice President

                  D. Bryant Mitchell, II                               Executive Vice President

                  Michael D. Moll                                      Senior Vice President

                  Thomas R. Moore                                      Vice President and Secretary

                  Marlene D. Mosco                                     Senior Vice President

                  Peter F. Moylan                                      Senior Vice President

                  Ronald J. Murphy                                     Executive Vice President

                  Saiyid T. Naqvi                                      Executive Vice President

                  Michael B. Nelson                                    Executive Vice President

                  Thomas J. Nist                                       Senior Vice President

                  John L. Noelcke                                      Senior Vice President

                  Thomas H. O'Brien                                    Chairman

                  Cynthia G. Osofsky                                   Senior Vice President

                  Thomas E. Paisley, III                               Senior Vice President

                  Daniel J. Pavlick                                    Senior Vice President

                  David M. Payne                                       Senior Vice President

                  John Pendergrass                                     Senior Vice President

                  W. David Pendl                                       Senior Vice President

                  Stephen D. Penn                                      Senior Vice President

                  Frank Pomor                                          Senior Vice President

                  Helen P. Pudlin                                      Senior Vice President

                  Wayne Pulliam                                        Senior Vice President

                  Arthur F. Radman, III                                Senior Vice President

                  Gordon L. Ragan                                      Senior Vice President

                  Edward E. Randall                                    Senior Vice President

                  Jesse S. Reinhardt                                   Senior Vice President

                  Ronald J. Retzler                                    Senior Vice President

                  Richard C. Rhoades                                   Senior Vice President

                  Rodger L. Rickenbrode                                Senior Vice President

                  Bryan W. Ridley                                      Senior Vice President

                         PNC BANK, NATIONAL ASSOCIATION
                                    OFFICERS


                       Name                                            Position with PNC Bank
                       ----                                            ----------------------


                  W. Alton Roberts                                     Senior Vice President

                  James E. Rohr                                        President and Chief Executive Officer

                  James C. Rooks                                       Senior Vice President

                  Peter M. Ross                                        Senior Vice President

                  Gerhard Royer                                        Senior Vice President

                  Robert T. Saltarelli                                 Senior Vice President

                  Robert V. Samartino                                 Senior Vice President

                  William Sayre, Jr.                                   Senior Vice President

                  Stephen C. Schatteman                                Senior Vice President

                  Richard A. Seymour                                   Senior Vice President

                  Timothy G. Shack                                     Senior Vice President

                  Douglas E. Shaffer                                   Senior Vice President

                  Bruce Shipley                                        Senior Vice President

                  Alfred A. Silva                                      Executive Vice President

                  George R. Simon                                      Senior Vice President

                  J. Max Smith                                         Senior Vice President

                  Richard L. Smoot                                     President and CEO of PNC Bank, Philadelphia

                  Timothy N. Smyth                                     Senior Vice President

                  Darcel H. Steber                                     Senior Vice President

                  Melvin A. Steele                                     Senior Vice President

                  Richard Stegemaier                                   Senior Vice President

                  Ted K. Stirgwolt                                     Senior Vice President

                  Donald N. Stolper                                    Senior Vice President

                  Connie Bard Stuart                                   Senior Vice President

                  Lon E. Susak                                         Senior Vice President

                  Stephen L. Swanson                                   Senior Vice President

                  Ronald L. Tassone                                    Senior Vice President

                  Frank A. Taucher                                     Senior Vice President

                  John T. Taylor                                       Senior Vice President

                  Peter W. Thompson                                    Senior Vice President

                  Jane B. Tompkins                                     Senior Vice President

                  Alex T. Topping                                      Senior Vice President

                  Kevin M. Tucker                                      Senior Vice President

                  William M. Turner                                    Regional President,
                                                                       Northern New Jersey Market

                  William Thomps Tyrrell                               Senior Vice President

                  Alan P. Vail                                         Senior Vice President

                  Michael B. Vairin                                    Senior Vice President

                  Ellen G. Van der Horst                               Executive Vice President

                  Ronald H. Vicari                                     Senior Vice President

                  Patrick M. Wallace                                   Senior Vice President


                         PNC BANK, NATIONAL ASSOCIATION
                                    OFFICERS


                       Name                                            Position with PNC Bank
                       ----                                            ----------------------




            Bruce E. Walton                                            Executive Vice President

            Annette M. Ward-Kredel                                     Senior Vice President

            Robert S. Warth                                            Senior Vice President

            Leonard A. Watkins                                         Senior Vice President

            Mark F. Wheeler                                            Senior Vice President

            Frances A. Wilkinson                                       Assistant Secretary

            Gary G. Wilson                                             Senior Vice President

            Nancy B. Wolcott                                           Executive Vice President

            Arlene M. Yocum                                            Senior Vice President

            Carole Yon                                                 Senior Vice President

            George L. Ziminski, Jr.                                    Senior Vice President



ITEM 29.  PRINCIPAL UNDERWRITER

         (a) Provident Distributors, Inc. currently acts as distributor for, in addition to the Company, Temporary Investment Fund, Inc., Trust for Federal Securities, Municipal Fund for California Investors and Municipal Fund for New York Investors.
         (b) The information required by this Item 29 with respect to each director, officer or partner of Provident Distributors, Inc. is incorporated by reference to Schedule A of Form BD filed by Provident Distributors, Inc. with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-46564).
         (c) The following represents all commissions and other compensation received by each principal underwriter who is not an affiliated person of the registrant:

                 Name of              Net underwriting            Compensation
                principal               discounts and            redemption and             Brokerage             Other
               underwriter               commissions               repurchase              commission         compensation
               -----------               -----------               ----------              ----------         ------------

             Provident
             Distributors, Inc.              $0                        $0                      $0                  $0

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

                  (1) PNC Bank, National Association, 1600 Market Street, Philadelphia, Pennsylvania 19103 (records relating to its functions as sub-adviser).
                  (2) PNC Bank, National Association, 200 Stevens Drive, Suite 440, Lester, Pennsylvania 19113 (records relating to its functions as custodian).
                  (3) Provident Distributors, Inc., Four Falls Corporate Center, 6th Floor, West Conshohocken,

                           Pennsylvania 19428 (records relating to its functions as distributor).

                  (4) BlackRock Institutional Management Corporation, 400 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as investment adviser).


                  (5)      PFPC Inc., 400 Bellevue Parkway, Wilmington,
                           Delaware 19809 (records relating to its functions as administrator, transfer agent and dividend disbursing agent).


                  (6) Drinker Biddle & Reath LLP, Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107 (Registrant's Declaration of Trust, Code of Regulations and Minute Books).


         ITEM 31.          MANAGEMENT SERVICES

                  None.


         ITEM 32.          UNDERTAKINGS

                  Registrant hereby undertakes to furnish its Annual Report to Shareholders upon request and without charge to any person to whom a prospectus is delivered.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 23 to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 23 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Wilmington, and State of Delaware, on March 13, 1998.


                                 MUNICIPAL FUND FOR TEMPORARY INVESTMENT


                                 /s/ Thomas H. Nevin
                                 ------------------------------
                                 Thomas H. Nevin
                                 President



         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 23 to Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



SIGNATURE                                            TITLE                                  DATE
---------                                            -----                                  ----

*G. Nicholas Beckwith, III                           Trustee                                February 9, 1998
--------------------------
G. Nicholas Beckwith, III

* Philip E. Coldwell                                 Trustee                                March 1, 1998
--------------------------
Philip E. Coldwell

* Robert R. Fortune                                  Trustee                                March 1, 1998
--------------------------
Robert R. Fortune

*Jerrold B. Harris                                   Trustee                                March 13, 1998
--------------------------
Jerrold B. Harris

* Rodney D. Johnson                                  Trustee                                February 10, 1998
--------------------------
Rodney D. Johnson

* G. Willing Pepper                                  Chairman of                            February 8, 1998
--------------------------                           the Board
G. Willing Pepper


/s/ Thomas H. Nevin                                  President                              March 13, 1998
--------------------------
Thomas H. Nevin


/s/ Lisa M. Buono                                    Treasurer                              March 13, 1998
--------------------------                           (Principal Financial and
Lisa M. Buono                                        Accounting Officer

*By: /s/ W. Bruce McConnel
--------------------------
        W. Bruce McConnel
        Attorney-in-Fact

                     MUNICIPAL FUND FOR TEMPORARY INVESTMENT
                                POWER OF ATTORNEY





         I hereby appoint W. Bruce McConnel or Vernon Stanton, Jr. attorney for me, with full power of substitution, and in my name and on my behalf as a director to sign any Registration Statement or Amendment thereto of MUNICIPAL FUND FOR TEMPORARY INVESTMENT (Registration No. 2-64358) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, and generally to do and perform all things necessary to be done in that connection.



         I have signed this Power of Attorney on February 9, 1998.



                                            /s/ G. Nicholas Beckwith, III
                                            -----------------------------
                                                G. Nicholas Beckwith, III

                     MUNICIPAL FUND FOR TEMPORARY INVESTMENT
                                POWER OF ATTORNEY





         I hereby appoint W. Bruce McConnel or Vernon Stanton, Jr. attorney for me, with full power of substitution, and in my name and on my behalf as a director to sign any Registration Statement or Amendment thereto of MUNICIPAL FUND FOR TEMPORARY INVESTMENT (Registration No. 2-64358) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, and generally to do and perform all things necessary to be done in that connection.



         I have signed this Power of Attorney on March 1, 1998.*



                             /s/ Philip E. Coldwell
                             ----------------------
                                 Philip E. Coldwell



* With the understanding that all amendments will be sent to me in advance.

                     MUNICIPAL FUND FOR TEMPORARY INVESTMENT
                                POWER OF ATTORNEY





         I hereby appoint W. Bruce McConnel or Vernon Stanton, Jr. attorney for me, with full power of substitution, and in my name and on my behalf as a director to sign any Registration Statement or Amendment thereto of MUNICIPAL FUND FOR TEMPORARY INVESTMENT (Registration No. 2-64358) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, and generally to do and perform all things necessary to be done in that connection.



         I have signed this Power of Attorney on March 13, 1998.



                              /s/ Jerrold B. Harris
                              ---------------------
                                  Jerrold B. Harris

                     MUNICIPAL FUND FOR TEMPORARY INVESTMENT
                                POWER OF ATTORNEY





         I hereby appoint W. Bruce McConnel or Vernon Stanton, Jr. attorney for me, with full power of substitution, and in my name and on my behalf as a director to sign any Registration Statement or Amendment thereto of MUNICIPAL FUND FOR TEMPORARY INVESTMENT (Registration No. 2-64358) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, and generally to do and perform all things necessary to be done in that connection.



         I have signed this Power of Attorney on February 10, 1998.



                              /s/ Rodney D. Johnson
                              ---------------------
                                  Rodney D. Johnson

                    MUNICIPAL FUND FOR TEMPORARY INVESTMENT
                               POWER OF ATTORNEY





         I hereby appoint W. Bruce McConnel or Vernon Stanton, Jr. attorney for me, with full power of substitution, and in my name and on my behalf as a director to sign any Registration Statement or Amendment thereto of MUNICIPAL FUND FOR TEMPORARY INVESTMENT (Registration No. 2-64358) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, and generally to do and perform all things necessary to be done in that connection.



         I have signed this Power of Attorney on March 1, 1998.



                              /s/ Robert R. Fortune
                              ---------------------
                                  Robert R. Fortune

                                  EXHIBIT INDEX


EXHIBIT NO.                 Description                          Page No.
-----------                 -----------                          --------


 (9)(i)        Revised Shareholder Servicing Agreement


(10)           Opinion and Consent of Counsel

(11)           Consent of KPMG Peat Marwick LLP

(17)           Financial Data Schedules